UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT ON REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-4401

NORTH TRACK FUNDS, INC.
(Exact name of registrant as specified in charter)

200 South Wacker Drive
Suite 2000
Chicago, IL 60606
(Address of principal executive offices)--(Zip code)

Brian K. Andrew, President
North Track Funds, Inc.
200 South Wacker Drive
Suite 2000
Chicago, IL 60606
(Name and address of agent for service)

With a copy to:

Angelique A. David

North Track Funds, Inc.
200 South Wacker Drive
Suite 2000
Chicago, IL 60606

Registrant's telephone number, including area code:  (312) 263-0110

Date of fiscal year end:  October 31, 2007

Date of reporting period:  October 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

NORTH TRACK FUNDS
ANNUAL REPORT TO SHAREHOLDERS

OCTOBER 31, 2007

EQUITY FUNDS

LARGE CAP EQUITY FUND
EQUITY INCOME FUND
GENEVA GROWTH FUND
NYSE ARCA TECH 100 INDEX FUND
DOW JONES U.S. HEALTH CARE 100 PLUS FUND
DOW JONES U.S. FINANCIAL 100 PLUS FUND
STRATEGIC ALLOCATION FUND (STRATA)
S&P 100 INDEX FUND

BOND FUND

WISCONSIN TAX-EXEMPT FUND (Available to Wisconsin Residents only)

Performance Summary (Data as of October 31, 2007)

			TOTAL RETURNS AT NAV					TOTAL RETURNS WITH SALES CHARGE*
			10 Year/				Calendar	10 Year/				Calendar
	Ticker	Inception	Inception	5 Year	3 Year	1 Year	YTD	Inception	5 Year	3 Year	1 Year	YTD
Equity Funds
Large Cap Equity (A)	NLAEX	5/1/07	4.00%	—	—	—	—	-1.46%	—	—	—	—
Large Cap Equity (C)	NLECX	5/7/07	2.07%	—	—	—	—	1.07%	—	—	—	—
Equity Income (A)***	NJPAX	4/1/05	11.02%	—	—	10.23%	7.13%	8.72%	—	—	4.44%	1.51%
Equity Income (B)***	NJPBX	4/1/05	10.18%	—	—	9.41%	6.44%	8.50%	—	—	4.41%	1.44%
Equity Income (C)***	NJPCX	4/4/05	10.69%	—	—	9.39%	6.54%	10.36%	—	—	8.39%	5.54%
Equity Income (R)***	NJPRX	9/27/05	12.49%	—	—	9.69%	6.73%	n/a	n/a	n/a	n/a	n/a
Geneva Growth (A)	PNMAX	1/4/99	9.28%	15.60%	15.88%	19.11%	20.65%	8.61%	14.36%	13.82%	12.85%	14.32%
Geneva Growth (B)	PNMBX	1/4/99	8.49%	14.72%	15.02%	18.19%	19.95%	8.49%	14.49%	14.01%	13.19%	14.95%
Geneva Growth (C)	MGPCX	5/8/00	9.09%	14.73%	15.02%	18.21%	19.88%	9.09%	14.73%	15.02%	17.21%	18.88%
Geneva Growth (R)	NGGRX	9/21/05	15.31%	—	—	18.50%	20.18%	n/a	n/a	n/a	n/a	n/a
NYSE Arca Tech 100 (A)	PPTIX	6/10/96	12.12%**	16.96%	12.01%	18.08%	15.73%	11.52%**	15.70%	10.01%	11.88%	9.66%
NYSE Arca Tech 100 (B)	PSEBX	7/27/98	10.49%	16.10%	11.18%	17.19%	15.00%	10.49%	15.88%	10.09%	12.19%	10.00%
NYSE Arca Tech 100 (C)	PTICX	5/8/00	-1.71%	16.08%	11.17%	17.18%	15.03%	-1.71%	16.08%	11.17%	16.18%	14.03%
NYSE Arca Tech 100 (R)	NPTRX	8/1/05	9.81%	—	—	17.50%	15.24%	n/a	n/a	n/a	n/a	n/a
DJ US Health Care (A)	NDJAX	4/17/01	5.07%	10.60%	10.75%	9.72%	8.84%	4.20%	9.41%	8.77%	3.96%	3.13%
DJ US Health Care (B)	NDJBX	4/17/01	4.29%	9.76%	9.91%	8.87%	8.14%	4.04%	9.49%	8.80%	3.87%	3.14%
DJ US Health Care (C)	NDJCX	4/17/01	4.30%	9.75%	9.90%	8.86%	8.13%	4.30%	9.75%	9.90%	7.86%	7.13%
DJ US Health Care (R)	NJCRX	9/27/05	7.35%	—	—	9.14%	8.35%	n/a	n/a	n/a	n/a	n/a
DJ US Financial (A)	NDUAX	4/17/01	5.66%	10.13%	7.11%	-3.97%	-8.03%	4.79%	8.94%	5.20%	-9.01%	-12.85%
DJ US Financial (B)	NDUBX	4/17/01	4.88%	9.29%	6.31%	-4.70%	-8.61%	4.64%	9.01%	5.12%	-9.37%	-13.18%
DJ US Financial (C)	NDUCX	4/17/01	4.89%	9.30%	6.31%	-4.63%	-8.59%	4.88%	9.30%	6.31%	-5.56%	-9.50%
DJ US Financial (R)	NJHRX	9/27/05	7.50%	—	—	-4.40%	-8.39%	n/a	n/a	n/a	n/a	n/a
Strategic Allocation (A)	NTSAX	12/10/03	8.31%	—	9.55%	7.48%	4.97%	6.82%	—	7.60%	1.84%	-0.54%
Strategic Allocation (B)	NTSBX	12/10/03	7.49%	—	8.74%	6.68%	4.38%	6.64%	—	7.60%	1.68%	-0.62%
Strategic Allocation (C)	NTSCX	12/10/03	7.51%	—	8.74%	6.76%	4.37%	7.51%	—	8.74%	5.76%	3.37%
Strategic Allocation (R)	NSARX	4/21/06	6.93%	—	—	7.02%	4.60%	n/a	n/a	n/a	n/a	n/a
S&P 100 Index (A)	PPSPX	12/20/85	5.92%**	11.03%	11.52%	14.66%	10.86%	5.35%**	9.84%	9.54%	8.64%	5.04%
S&P 100 Index (B)	PSUBX	7/27/98	2.73%	10.20%	10.69%	13.80%	10.19%	2.73%	9.93%	9.59%	8.80%	5.19%
S&P 100 Index (C)	SPPCX	5/8/00	-0.76%	10.21%	10.69%	13.80%	10.19%	-0.76%	10.21%	10.69%	12.80%	9.19%
S&P 100 Index (R)	NSPRX	9/27/05	13.75%	—	—	14.04%	10.40%	n/a	n/a	n/a	n/a	n/a

Bond Fund
Wisconsin Tax Exempt (A)	PWTEX	6/13/94	4.34%**	3.67%	2.93%	2.24%	1.93%	3.97%**	2.93%	1.71%	-1.34%	-1.64%
Wisconsin Tax Exempt (B)	WTEBX	1/6/03	2.79%	—	2.16%	1.51%	1.31%	2.04%	—	0.89%	-3.43%	-3.64%
Wisconsin Tax Exempt (C)	WTECX	1/6/03	2.79%	—	2.16%	1.51%	1.31%	2.79%	—	2.16%	0.52%	0.32%

*
Class A shares of all of the Funds except the Wisconsin Tax-Exempt Fund have a maximum sales charge of 5.25%.  Class A shares of the Wisconsin Tax-Exempt Fund have a maximum sales charge of 3.50%.  Class B shares of all the Funds are subject to a Contingent Deferred Sales Charge (CDSC).  The CDSC declines from 5.00% to 0.00% over a six-year period.  Class B shares automatically convert to Class A shares after eight years.  Class C shares of all the Funds are subject to a 1.00% CDSC if redeemed within 18 months.  Class C shares do not convert to other share classes.

**	Performance is for the 10-year period and not from the fund’s inception date.
***	Formerly known as Dow Jones Equity Income 100 Plus Fund.

Performance information does not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares.  Total returns include the reinvestment of all dividends and capital gains for each of the Funds.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate with market conditions and you may have a gain or loss when you sell your shares.  Current performance may be higher or lower than the performance data shown.  For Fund performance data current to the most recent month-end, call 1-800-826-4600 or visit www.northtrackfunds.com.  This material may not be used in conjunction with the offering of securities unless preceded or accompanied by a current Prospectus.

Prospective purchasers should consider the investment objectives, risks and charges and expenses of the investment company carefully before investing.  The Prospectus contains, among other important information about the Fund, information regarding the investment objectives, risks and charges and expenses.  Please read the Prospectus carefully before investing.  A Prospectus can be obtained by calling us at 1-800-826-4600.

As of May 1, 2007,  the Large Cap Equity Fund began offering Class R and Class I shares. Because no Class R and Class I shares of the Large Cap Equity Fund were sold as of October 31, 2007, no performance information for these classes has been included.  As of May 1, 2007, the Equity Income Fund began offering Class I shares. Because no Class I shares of Equity Income Fund were sold as of October 31, 2007, no performance information for this class has been included.

Income from the Wisconsin Tax-Exempt Fund may be subject to AMT taxes as well as state and local taxes.  Securities of small and mid-sized companies may be more volatile than securities issued by larger companies.  Investments in a single industry may involve greater risks and price volatility.

In the past, the Advisor, Ziegler Capital Management, LLC (“ZCM”), reimbursed a portion of the advisory fees for the Geneva Growth and NYSE Arca Tech 100 Index Funds.  ZCM has contractually agreed to waive fees and/or reimburse expenses for the Large Cap Equity Fund so that total expenses will not exceed 1.40% on Class A shares, 2.15% on Class C shares, 1.90% for Class R shares and 1.15% for Class I shares.  ZCM has contractually agreed to waive fees and/or reimburse expenses for the Equity Income Fund so that total expenses will not exceed 1.15% on Class A shares, 1.90% on Class B and C shares, 1.65% on Class R shares and 0.90% on Class I shares.  ZCM has contractually agreed to waive fees and/or reimburse expenses for the Dow Jones U.S. Health Care and Financial 100 Plus Funds through February 2008, so that total expenses will not exceed 1.35% on Class A shares, 2.10% on Class B and C shares, and 1.85% on Class R shares. ZCM has contractually agreed to waive fees and/or reimburse expenses for the Strategic Allocation Fund so that total expenses, prior to the addition of the indirect expenses of the underlying funds, will not exceed .80% on Class A shares, 1.55% on Class B and C shares, and 1.30% on Class R shares.  ZCM has voluntarily agreed to reimburse the S&P 100 Index and the Wisconsin Tax-Exempt Funds 0.10% and 0.05%, respectively, of their total expenses.  Without such reimbursements, total returns would have been less.

“Dow Jones” is a service mark of Dow Jones and Company.  “Archipelago®”, “ARCA®”, “ARCAEX®”, “NYSE®”, “NYSE ARCA(SM)” and “NYSE Arca Tech, Inc 100 (SM)” are trademarks of the NYSE Group, Inc. and Archipelago Holdings, Inc.  “Standard & Poor’s”,  “S&P” , “S&P 100”and “Standard & Poor’s 100” are trademarks of McGraw-Hill.  These marks have been licensed for use by North Track Funds, Inc.  These organizations do not sponsor, endorse, sell or promote these funds and they make no representation regarding the advisability of investing in these funds. Neither Archipelago Holdings, Inc. nor NYSE Group, Inc. make any representation or warranty regarding the Fund or the ability of the NYSE Arca Tech 100 Index to track general stock market performance.

ARCHIPELAGO HOLDINGS, INC. MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE ARCA TECH 100 INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL ARCHIPELAGO HOLDINGS, INC. HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

B.C. Ziegler and Company distributor.  Member FINRA/SIPC.

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Contents

President’s Letter	3
Charts and Manager Commentaries	4
Schedules of Investments	18
Statements of Assets and Liabilities	40
Statements of Operations	44
Statements of Changes in Net Assets	46
Financial Highlights	50
Notes to Financial Statements	68
Report of Independent Registered Public Accounting Firm	77
Directors and Officers	78
Expense Information	80
Matters Submitted to Shareholder Vote	84
Board Approval of Investment Advisory Agreements	85

Cautionary Note on Forward-Looking Statements

Some of the matters discussed in this Report are forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995.  These include any predictions, recommendations, assessments, analyses or outlooks for individual securities, industries, prevailing interest rates, yields, returns, economic sectors and/or securities markets and can be identified as such because the context of the statements may include words such as “will,” “should,” “believes,” “predicts,” “expects,” “anticipates,” “foresees,” “hopes” and words of similar import.  These statements involve risks and uncertainties.  In addition to the general risks described for each Fund in its current Prospectus, such as market, objective, industry, credit and interest rate risks, other factors bearing on these Reports include the accuracy of the adviser’s or portfolio manager’s forecasts and predictions about particular securities, industries, markets and the general economy in making investment decisions; the appropriateness of the investment strategies designed by the adviser or portfolio manager; and the ability of the adviser or portfolio manager to implement their strategies efficiently and successfully.  Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially from anticipated performance.  The forward-looking statements included herein are made only as of the date of this Report, and North Track undertakes no obligation to update such forward-looking statements to reflect subsequent events, conditions or circumstances.

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NORTH TRACK FUNDS, INC.
PRESIDENT’S LETTER
ANNUAL REPORT TO SHAREHOLDERS
OCTOBER 31, 2007

December 21, 2007

Dear Shareholder:

I am pleased to provide you with the Annual Report for North Track Funds, Inc. for the year ended October 31, 2007.  Please take a few minutes to review this information.  I hope you find it useful in monitoring your investment(s) and in learning more about North Track Funds.

This is an exciting time for the North Track Fund family.  We have undertaken a number of new initiatives, all designed to offer additional investment opportunities and client service resources for our shareholders and the financial advisors who serve them.  On May 1, 2007 we launched the North Track Large Cap Equity Fund. This Fund is being managed in a style consistent with our five-year-old, hallmark institutional investment strategy. Investors in this strategy benefit from our investment philosophy, which combines behavioral finance and a quantitative investment process.

Institutional and individual investors tend to hold their view of a company’s earnings growth, good or bad, for too long.  We’re all familiar with the law presented by Sir Isaac Newton, “a body in motion tends to stay in motion…” Well it’s the same with investors’ view of earnings. They believe companies doing well will continue to do well and companies doing poorly will continue to do poorly. To the extent that we can identify changes in a particular company before the market, we can take advantage of the mispricing of the company’s securities.  We’ve developed a methodology for measuring cash flow, sales and earnings growth, earnings momentum and several other factors that allow us to gain insights into how a company’s earnings profile may be changing and how that change may be being priced by other investors.  If we find the price to be favorable, we call that a Bargain stock. If not, it’s a Glamour stock.

Our goal with regard to the Fund is to own as many Bargain stocks as we can, while avoiding Glamour stocks, within a managed risk-tolerance range.  The end result of our investment process is to create a portfolio that closely mirrors the S&P 500 Index characteristics while producing better returns than the Index.

We also altered the investment objective of our Equity Income Fund.  The Fund now benefits from the same investment philosophy described above, only applied to dividend-paying stocks.  We want to own as many Bargain dividend-paying stocks as we can. We avoid the Glamour dividend-paying stocks that investors have bid up to unreasonable levels.

We are excited to have these two Funds utilizing our active equity management investment capabilities.

As many investors know, Exchange Traded Funds (ETFs) have been a fast growing part of the investing world. Many of these ETFs are based on indexes that represent a basket of stocks in a particular sector of the stock market.  We launched the Ziegler Exchange Traded Trust as an affiliated company to the North Track Funds, and on March 26, 2007, we launched an ETF – the NYSE Arca Tech 100 ETF (trading symbol NXT) – that replicates the NYSE Arca Tech 100 Index.

In August 2007, we expanded our organization to include an entirely new office facility in Chicago, IL. This new location provides us with new opportunities, markets and employee talent, along with a sophisticated training and conference facility.  We’ve added a customer service and sales group in this facility to better serve our shareholders and the advisors that assist them with their financial plans.

We encourage you to access information on your accounts through our automated information line, our Web site at www.northtrackfunds.com, your financial advisor, or by calling us directly at 1-800-826-4600. Thank you for your continued confidence in North Track and, as always, we welcome your questions or comments.

Best Regards,

Brian K. Andrew, CFA
President

This report contains information for existing shareholders of North Track Funds, Inc. It does not constitute an offer to sell. If an investor wishes to receive more information about the Funds, the investor should obtain a Prospectus,which includes a discussion of each Fund’s investment objectives and risks and all sales charges and expenses of the relevant Fund(s). A Prospectus can be obtained by calling us at 1-800-826-4600. Please read the Prospectus carefully before investing in any of the North Track Funds.

NYSE Arca Tech 100 ETF is a designated series of the Ziegler Exchange Traded Trust. This report does not constitute an offer to sell. If an investor wishes to receive more information about the Ziegler Exchange Traded Trust, the investor should obtain a Prospectus, which includes a discussion of NYSE Arca Tech 100 ETF’s investment objectives and risks and all sales charges and expenses. A Prospectus can be obtained by calling 1-888-798-TECH (8324). Please read the Prospectus carefully before investing.

NORTH TRACK LARGE CAP EQUITY FUND

Q:	How did the Fund perform during the period?
A:
The North Track Large Cap Equity Fund commenced operations on May 1, 2007 and through the remainder of its fiscal year ended October 31, 2007, the Fund - Class A Shares had a return of 4.00% (at NAV), compared to 5.21% for the S&P 500 Index.

Q:	What factors contributed to the Fund’s performance versus the Index?
A:
The Fund is actively managed against its benchmark, the S&P 500 Index, and outperformed the Index by 0.16% on a gross basis since the commencement of operations.  The Fund’s performance shortfall is a result of management fees and expenses, which reduced its return by 0.79%.  In addition, the Fund forfeited an additional 0.58% due to the effect of daily fund flows which, because of the Fund’s relatively small size during this commencement period, created a drag on its performance.

The Fund’s exposure to materials stocks and underweighting of consumer discretionary stocks, relative to the benchmark, produced positive excess return.  A relative overweight to the industrials sector and favorable stock selection within the group also contributed to performance.  The Fund did not hold several information technology stocks that were in the benchmark Index and that experienced large gains, which detracted from the Fund’s performance relative to the benchmark.

Q:	Which stocks were top performers?
A:	The following stocks were the top five contributors to the Fund’s performance since commencement of operations:

Name	Fund Weight	Stock Return	Contribution to Fund
TEXTRON INC.	2.75%	36.99%	0.89%
SPX CORPORATION	2.16%	43.54%	0.86%
HEWLETT-PACKARD CO.	3.40%	20.82%	0.49%
INTERNATIONAL BUSINESS MACHINES CORP.	3.72%	13.39%	0.34%
CHEVRON CORP.	3.24%	18.48%	0.34%

Q:	Which stocks detracted from the Fund’s performance?
A:	The following stocks were the top five detractors to the Fund’s performance since the commencement of operations:

Name	Fund Weight	Stock Return	Contribution to Fund
APPLE INC.	0.00%	90.96%	-0.60%
CITIGROUP INC.	3.65%	-21.03%	-0.40%
J.C. PENNEY COMPANY, INC.	1.17%	-29.27%	-0.33%
CISCO SYSTEMS, INC.	0.00%	23.08%	-0.30%
WACHOVIA CORPORATION	2.39%	-15.44%	-0.26%

Q:	What is your outlook?
A:
Looking ahead, we continue to see a trend that supports investors favoring the stocks of companies that are expected to maintain positive, high-quality earnings growth in a maturing economic cycle. Given the mature nature of the U.S. economy, we have maintained exposure to large-cap stocks, which emphasize sustained earnings growth characteristics.  In general, investors still appear to be bargain-conscious and are seeking good relative value when purchasing stocks.  The Fund is well positioned to benefit from a continuation of these trends as we move into 2008.

The graph below compares the change in value of a $10,000 investment in Class A shares of the Large Cap Equity Fund with the S&P 500 Index since the Fund’s inception.  The performance of the Fund shown below reflects a deduction of the maximum 5.25% sales charge and fund operating expenses. Performance of other share classes can be found on the inside front cover of this Report.

* May 1, 2007 inception date. # Since Inception return not annualized.
Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index consists of 500 leading companies in the leading industries of the U.S. economy. The index does not reflect any sales charges or other fees and expenses you would pay if you attempted to replicate the Index.

AVERAGE ANNUAL TOTAL RETURN
Since
Inception
5/1/07
Large Cap Equity Fund:
Class A Shares#	-1.46%
S&P 500 Index	5.21%

Top Market Sectors as of October 31, 2007 as a Percent of Net Assets

*	Includes short-term investments and net other assets.

NORTH TRACK EQUITY INCOME FUND

Q:	How did the Fund perform during the period?
A:	For year ended October 31, 2007, the North Track Equity Income Fund - Class A Shares had a return of 10.23% (at NAV), compared to 6.14% for the Dow Jones Equity Income 100 Index.

Q:	What factors contributed to the Fund’s performance versus the Index?
A:
The Fund’s out-performance of its benchmark Index is a direct result of its transition to active management from its previous mandate as an enhanced-index strategy, which limited its ability to deviate from the benchmark.  The active management approach produced a large relative under-allocation in the Fund to stocks associated with the real-estate industry.  Real Estate stocks experienced a large correction in the second half of the Fund’s fiscal year that negatively impacted such stocks and the Fund’s limited exposure to these stocks allowed it to out-perform the benchmark Index.

Q:	Which stocks were top performers?
A:	The following stocks were the top five contributors to the Fund’s fiscal year performance:

Name	Fund Weight	Stock Return	Contribution to Fund
SOUTHERN COPPER CORP.	2.16%	196.57%	2.63%
TUPPERWARE BRANDS CORPORATION	2.72%	76.01%	1.72%
DELUXE CORP.	2.16%	83.48%	1.60%
LOEWS CORP.	2.11%	52.20%	0.96%
MCDONALD’S CORP.	1.87%	45.97%	0.77%

Q:	Which stocks detracted from the Fund’s performance?
A:	The following stocks were the top five detractors to the Fund’s fiscal year performance:

Name	Fund Weight	Stock Return	Detraction to Fund
CITIGROUP INC.	0.89%	-12.98%	-0.49%
WACHOVIA CORPORATION	1.05%	-13.94%	-0.45%
PITNEY BOWES INC.	1.86%	-11.84%	-0.26%
CEDAR FAIR, L.P.	0.60%	-4.22%	-0.25%
CONAGRA FOODS, INC.	2.11%	-6.57%	-0.18%

Q:	What is your outlook?
A:
Dividend-paying stocks generally hold up better during periods of economic and equity market weakness.  However, the recent debt crisis has had a particularly negative effect upon financial stocks and those stocks make up a large portion of the dividend-paying stock universe.  Fortunately, the Fund’s diversification across all market sectors has allowed it perform relatively well in comparison to other high-yield equity products that have a heavy exposure to the financial industry.  The Fund’s objective of investing in attractively-priced dividend-paying stocks should serve it well in an outlook that calls for slowing economic growth and below-average equity market returns.  The Fund’s diversification across all major market sectors, provides a degree of risk-control in an environment of uncertainty.

The graph below compares the change in value of a $10,000 investment in Class A shares of the Equity Income Fund with the Dow Jones Equity Income 100 Index since the Fund’s inception.  The performance of the Fund shown below reflects a deduction of the maximum 5.25% sales charge and fund operating expenses.  Performance of other share classes can be found on the inside front cover of this Report.

* April 1, 2005 inception date.
Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Dow Jones Equity Income 100 Index is a customized index of 100 stocks which is representative of the Dow Jones US Total Market Index.  The Dow Jones US Total Market Index consists of the top 70% of all publicly traded stocks determined by market capitalization.  The Index does not reflect any sales charges or other fees and expenses you would pay if you attempted to replicate the Index.

AVERAGE ANNUAL TOTAL RETURN
		Since
		Inception
	1-Year	4/1/05
Equity Income Fund:
Class A Shares	4.44%	8.72%
Dow Jones Equity Income 100 Index	6.14%	11.51%

Top Market Sectors as of October 31, 2007 as a Percent of Net Assets

*	Includes short-term investments and net other assets.

NORTH TRACK GENEVA GROWTH FUND

Q:	How did the Fund perform during the period?
A:
For the year ended October 31, 2007, the North Track Geneva Growth Fund - Class A Shares had a return of 19.11% (at NAV), compared to 19.72% for its current benchmark, the Russell Midcap Growth Index.  Prior to December 21, 2006, the Fund’s benchmark was the Russell Midcap Index. For the year ended October 31, 2007, the Russell Midcap Index returned 15.24%.  The Fund changed its benchmark Index to the Russell Midcap Growth Index because the Fund invests primarily in equity securities of companies with characteristics more closely correlated with the growth attributes typical of this Index, such as above average earnings per share (EPS) growth rates and returns and higher price per earnings (P/E) ratios.

Q:	What factors contributed to the Fund’s performance versus the Index?
A:
Exposure to the well performing information technology and energy sectors were strong contributors to the Fund’s fiscal-year performance.  A 16% allocation to consumer discretionary stocks hampered the Fund’s performance relative to its benchmark.  In addition, the standard operating expenses and other associated fees caused the Fund to trail in performance against its benchmark.

Q:	Which stocks were top performers?
A:	The following stocks were the top five contributors to the Fund’s fiscal year performance:

Name	Fund Weight	Stock Return	Contribution to Fund
STERICYCLE, INC.	2.92%	64.98%	1.90%
SMITH INTERNATIONAL, INC.	2.54%	68.52%	1.74%
XTO ENERGY, INC.	2.80%	43.40%	1.22%
ROPER INDUSTRIES, INC.	2.44%	48.66%	1.19%
IDEXX LABORATORIES, INC.	2.48%	46.35%	1.15%

Q:	Which stocks detracted from the Fund’s performance?
A:	The following stocks were the top five detractors to the Fund’s fiscal year performance:

Name	Fund Weight	Stock Return	Detractors to Fund
PANERA BREAD COMPANY	2.21%	-33.67%	-0.74%
AMDOCS LIMITED	2.70%	-11.25%	-0.30%
VARIAN MEDICAL SYSTEMS, INC.	2.23%	-11.10%	-0.25%
TRACTOR SUPPLY COMPANY	1.52%	-14.42%	-0.22%
INTUIT, INC.	2.13%	-8.87%	-0.19%

Q:	What is your outlook
A:
The stocks comprising this Fund represent companies that are in the “growth” portion of their “life-cycle” and have demonstrated high-quality, above-average earnings growth.  These are the type of stocks that investors generally seek in an environment of slowing economic growth and corporate profitability.  These types of dependable stocks should continue to fare well in a volatile environment, where investors focus on high-quality companies that can demonstrate sustained earnings growth.

The graph below compares the change in value of a $10,000 investment in Class A shares of the Geneva Growth Fund with the Russell Midcap Growth Index** and the Russell Midcap Index since the Fund’s inception.  The performance of the Fund shown below reflects a deduction of the maximum 5.25% sales charge and fund operating expenses.  Performance of other share classes can be found on the inside front cover of this Report.

*	January 4, 1999 inception date.
Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares

**	Effective December 21, 2006, the benchmark for the Geneva Growth Fund was changed to the Russell Midcap Growth Index.

The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index which have higher price-to-book ratios and higher forecasted growth values.  The Index does not reflect any sales charge or other fees and expenses you would pay if you attempted to replicate the Index.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index.  The Index does not reflect any sales charges or other fees and expenses you would pay if you attempted to replicate the Index.

AVERAGE ANNUAL TOTAL RETURN
			Since
			Inception
	1-Year	5-Year	1/4/99
Geneva Growth Fund:
Class A Shares	12.85%	14.36%	8.61%
Russell Midcap Growth Index**	19.72%	19.21%	7.18%
Russell Midcap Index	15.24%	20.10%	10.75%

Top Market Sectors as of October 31, 2007 as a Percent of Net Assets

*	Includes short-term investments and net other assets, less collateral held for securities on loan.

NORTH TRACK NYSE ARCA TECH 100 INDEX FUND

Q:	How did the Fund perform during the period?
A:
For the year ended October 31, 2007, the North Track NYSE Arca Tech 100 Index Fund - Class A Shares had a return of 18.08% (at NAV), compared to 19.13% for the NYSE Arca Tech 100 Index, the Fund’s benchmark Index.

Q:	What factors contributed to the Fund’s performance versus the Index?
A:
The Fund utilizes a passive management strategy to replicate its benchmark.  The standard operating expenses and other associated fees caused the Fund to trail in performance compared to its Index.  The Fund’s 13% exposure to computer and peripheral stocks added to the performance, as the sector averaged a 38% return for the period.  The Fund’s 2.1% allocation to pharmaceutical stocks averaged a 25.6% decline and detracted from the Fund’s performance.

Q:	Which stocks were top performers?
A:	The following stocks were the top five contributors to the Fund’s fiscal year performance:

Name	Fund Weight	Stock Return	Contribution to Fund
APPLE INC.	3.54%	134.27%	3.70%
CIENA CORP.	0.79%	103.57%	0.95%
GOODRICH CORP.	1.77%	60.39%	0.91%
BIOGEN IDEC INC.	1.71%	56.39%	0.90%
INTERNATIONAL BUSINESS MACHINES CORP.	3.31%	27.49%	0.87%

Q:	Which stocks detracted from the Fund’s performance?
A:	The following stocks were the top five detractors to the Fund’s fiscal year performance:

Name	Fund Weight	Stock Return	Detraction to Fund
AMGEN INC.	1.98%	-23.45%	-0.64%
NCR CORP.	1.49%	-39.90%	-0.44%
INTERDIGITAL, INC.	0.48%	-39.90%	-0.43%
GENENTECH INC.	2.58%	-11.01%	-0.31%
JABIL CIRCUIT INC.	0.78%	-23.48%	-0.24%

Q:	What is your outlook?
A:
Technology stocks should benefit in the near-term from increased spending by companies on information technology infrastructure, as they seek to increase, or maintain, productivity in their businesses.  In addition, the global economy should remain strong, generating demand for technologically innovative products.  Fundamentals for technology sector stocks represent fair value, while analysts expect the growth rate for these companies to exceed that of the broad market in 2008.  Longer-term, technology tends to be the creative force and innovation that provides real growth for the global economy’s growth.  These characteristics make the sector an attractive holding for long-term investors.

The graph below compares the change in value of a $10,000 investment in Class A shares of the NYSE Arca Tech 100 Index Fund with the NYSE Arca Tech 100 Index for the past 10 fiscal years.  The performance of the Fund shown below reflects a deduction of the maximum 5.25% sales charge and fund operating expenses.  Performance of other share classes can be found on the inside front cover of this Report.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The NYSE Arca Tech 100 Index consists of at least 100 individual securities of companies in numerous different industries. The Index is widely recognized as a benchmark for the technology sector of the U.S. stock market. The Index does not reflect any sales charges or any other fees and expenses you would pay if you attempted to replicate the Index.

AVERAGE ANNUAL TOTAL RETURN
	1-Year	5-Year	10-Year
NYSE Arca Tech 100 Index Fund:
Class A Shares	11.88%	15.70%	11.52%
NYSE Arca Tech 100 Index	19.13%	18.17%	13.27%

Top Technology Subsectors as of October 31, 2007 as a Percent of Net Assets

*	Includes short-term investments and net other assets, less collateral held for securities on loan.

NORTH TRACK DOW JONES U.S. HEALTH CARE 100 PLUS FUND

Q:	How did the Fund perform during the period?
A:
For the year ended October 31, 2007, the North Track Dow Jones U.S. Health Care 100 Plus Fund - Class A Shares had a return of 9.72% (at NAV), compared to 11.34% for the Dow Jones U.S. Healthcare 100 Index.

Q:	What factors contributed to the Fund’s performance versus the Index?
A:
Pharmaceutical stocks represent 47.7% of the Fund’s investments, its largest industry allocation.  Pharmaceutical stocks averaged a 7.0% return for the period, adding to the Fund’s performance.  The Fund’s 13.0% exposure to biotechnology stocks declined an average of 1.2%, detracting from the Fund’s performance. Fund expenses were responsible for a major portion of the Fund’s performance shortfall relative to its benchmark.

Q:	Which stocks were top performers?
A:	The following stocks were the top five contributors to the Fund’s fiscal year performance:

Name	Fund Weight	Stock Return	Contribution to Fund
MERCK & CO. INC.	6.20%	32.47%	1.96%
SCHERING-PLOUGH CORP.	2.52%	39.39%	0.81%
MEDCOHEALTH SOLUTIONS INC.	1.27%	76.41%	0.76%
BRISTOL-MYERS SQUIBB CO.	3.26%	25.97%	0.74%
BAXTER INTERNATIONAL INC.	2.40%	33.49%	0.73%

Q:	Which stocks detracted from the Fund’s performance?
A:	The following stocks were the top five detractors to the Fund’s fiscal year performance:

Name	Fund Weight	Stock Return	Detraction to Fund
AMGEN INC.	4.09%	-23.45%	-1.25%
PFIZER INC.	10.17%	-3.68%	-0.41%
GENENTECH INC.	2.22%	-11.01%	-0.27%
FOREST LABORATORIES, INC.	0.95%	-20.17%	-0.19%
BOSTON SCIENTIFIC CORP.	1.31%	-12.82%	-0.17%

Q:	What is your outlook?
A:
The healthcare sector is an important part of the U.S. and global economy that will benefit from demographic trends.  An aging U.S. population will continue to spend more on healthcare, while global economies seek better health care as they become increasingly affluent.  Valuations of health care stocks appear to be fair, from a fundamental perspective and the sector has the ability to produce new products and innovative services through its research and development programs.  These characteristics make the sector and the Fund an attractive holding for long-term investors.

The graph below compares the change in value of a $10,000 investment in Class A shares of the Dow Jones U.S. Health Care 100 Plus Fund with the Dow Jones U.S. Healthcare 100 Index since the Fund’s inception.  The performance of the Fund shown below reflects a deduction of the maximum 5.25% sales charge and fund operating expenses.  Performance of other share classes can be found on the inside front cover of this Report.

* April 17, 2001 inception date.
Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Dow Jones U.S. Healthcare 100 Index is a customized index of 100 stocks which is a representative subset of the Dow Jones US Healthcare Sector Index.  The Dow Jones US Healthcare Sector Index is designed to measure the performance of the health care sector including medical product makers, healthcare providers, biotechnology firms and pharmaceutical companies.  The Index does not reflect any sales charges or other fees and expenses you would pay if you attempted to replicate the Index.

AVERAGE ANNUAL TOTAL RETURN
			Since
			Inception
	1-Year	5-Year	4/17/01
Dow Jones U.S. Health Care 100 Plus Fund:
Class A Shares	3.96%	9.41%	4.20%
Dow Jones U.S. Healthcare 100 Index	11.34%	12.00%	6.38%

Top Health Care Subsectors as of October 31, 2007 as a Percent of Net Assets

*	Includes short-term investments and net other assets, less collateral held for securities on loan.

NORTH TRACK DOW JONES U.S. FINANCIAL 100 PLUS FUND

Q:	How did the Fund perform during the period?
A:
For the year ended October 31, 2007, the North Track Dow Jones U.S. Financial 100 Plus Fund - Class A Shares had a return of -3.97% (at NAV), compared to -2.62% for the Dow Jones U.S. Financial 100 Index.

Q:	What factors contributed to the Fund’s performance versus the Index?
A:
Exposure to insurance and capital market stocks provided the Fund with some positive returns; however, most other stocks in the financial sector experienced losses.  The thrift and mortgage stocks in the Fund were the worst performing stocks, while commercial bank stocks in the Fund also performed poorly.  In addition to losses incurred by the holdings in the Fund, the standard operating expenses and other fees caused the Fund to trail in performance.

Q:	Which stocks were top performers?
A:	The following stocks were the top five contributors to the Fund’s fiscal year performance:

Name	Fund Weight	Stock Return	Contribution to Fund
GOLDMAN SACHS GROUP INC.	2.79%	31.50%	0.82%
THE BANK OF NEW YORK MELLON CORPORATION	1.38%	36.97%	0.52%
PRUDENTIAL FINANCIAL INC.	1.97%	27.21%	0.48%
AFLAC INC.	0.90%	41.92%	0.34%
LOEWS CORP.	1.15%	26.84%	0.28%

Q:	Which stocks detracted from the Fund’s performance?
A:	The following stocks were the top five detractors to the Fund’s fiscal year performance:

Name	Fund Weight	Stock Return	Detraction to Fund
CITIGROUP INC.	9.49%	-12.98%	-1.16%
MERRILL LYNCH & CO., INC.	2.63%	-22.92%	-0.62%
BANK OF AMERICA CORPORATION	8.47%	-6.26%	-0.56%
WACHOVIA CORPORATION	3.73%	-13.94%	-0.54%
COUNTRYWIDE FINANCIAL CORP.	0.72%	-58.61%	-0.48%

Q:	What is your outlook?
A:
Credit concerns began in July surrounding mortgage originators’ issuance of sub-prime real-estate loans.  Apprehension over the consequences of these loans began to spread throughout the entire financial industry as many large financial institutions began reporting write-downs in the value of their asset holdings for their third quarter earnings and issued warnings about the potential for further losses. Credit anxieties eventually spilled over into the broad equity markets, as investors became concerned with the difficulty of the industry’s ability to adequately define the magnitude of the potential losses.

Many stocks in the financial service industry seem to be attractively priced, based upon their fundamentals, at the end of October.  However, it will be difficult for financial service stocks to appreciate until the issues surrounding the credit markets are resolved.

The graph below compares the change in value of a $10,000 investment in Class A shares of the Dow Jones U.S. Financial 100 Plus Fund with the Dow Jones U.S. Financial 100 Index since the Fund’s inception.  The performance of the Fund shown below reflects a deduction of the maximum 5.25% sales charge and fund operating expenses.  Performance of other share classes can be found on the inside front cover of this Report.

* April 17, 2001 inception date.
Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Dow Jones U.S. Financial 100 Index is a customized index of 100 stocks which is a representative subset of the Dow Jones US Financial Sector Index.  The Dow Jones U.S. Financial Sector Index is designed to measure the performance of the financial services sector of the U.S. equity market.  Component companies include banking, insurance, real estate and specialty finance companies and other financial services firms.  The Index does not reflect any sales charges or other fees and expenses you would pay if you attempted to replicate the Index.

AVERAGE ANNUAL TOTAL RETURN
			Since
			Inception
	1-Year	5-Year	4/17/01
Dow Jones U.S. Financial 100 Plus Fund:
Class A Shares	-9.01%	8.94%	4.79%
Dow Jones U.S. Financial 100 Index	-2.62%	11.67%	7.09%

Top Financial Subsectors as of October 31, 2007 as a Percent of Net Assets

*	Includes short-term investments and net other assets, less collateral held for securities on loan.

NORTH TRACK STRATEGIC ALLOCATION FUND

Q:	How did the Fund perform during the period?
A:	For the year ended October 31, 2007, the North Track Strategic Allocation Fund - Class A Shares had a return of 7.48% (at NAV), compared to 14.56% for its benchmark Index, the S&P 500 Index.

Q:	What factors contributed to the Fund’s performance versus the Index?
A:
The Fund is comprised of mutual funds that invest in stocks from three sectors: technology, healthcare and financial services.  The technology portion of this Fund was responsible for some positive performance over the fiscal year. However, the healthcare and financial sectors represent two-thirds of the Fund’s holdings, and they both experienced negative performance for the fiscal year.  In addition, the standard operating expenses and other associated fees caused the Fund to trail in performance against its benchmark Index.

Q:	Which stocks were top performers?
A:	The following stocks were the top five contributors to the Fund’s fiscal year performance:

Name	Fund Weight	Stock Return	Contribution to Fund
APPLE INC.	1.18%	134.27%	1.23%
MERCK & CO. INC.	2.06%	32.47%	0.64%
GOODRICH CORP.	0.59%	60.39%	0.30%
CIENA CORP.	0.26%	103.57%	0.31%
BIOGEN IDEC INC.	0.85%	56.39%	0.43%

Q:	Which stocks detracted from the Fund’s performance?
A:	The following stocks were the top five detractors to the Fund’s fiscal year performance:

Name	Fund Weight	Stock Return	Detraction to Fund
AMGEN INC.	2.02%	-23.45%	-0.63%
CITIGROUP INC.	3.16%	-12.98%	-0.39%
MERRILL LYNCH & CO., INC.	0.88%	-22.92%	-0.31%
BANK OF AMERICA CORPORATION	2.82%	-6.26%	-0.19%
WACHOVIA CORPORATION	1.24%	-13.94%	-0.18%

Q:	What is your outlook?
A:
This Fund invests in three sectors that have traditionally represented faster growing parts of the economy.  Although the healthcare and financial sectors performed poorly relative to other sectors of the economy during fiscal year 2007, their prospects appear more promising for the future.  The healthcare sector will continue to benefit from U.S. demographics and increasing global demand, while the financial sector should eventually recover from debt crisis that plagued it over the second half of the fiscal year.  Technology should continue to benefit from a healthy global economy and increased capital investment by corporations seeking to maintain or improve productivity.

The graph below compares the change in value of a $10,000 investment in Class A shares of the Strategic Allocation Fund with the S&P 500 Index since the Fund’s inception.  The performance of the Fund shown below reflects a deduction of the maximum 5.25% sales charge and fund operating expenses.  Performance of other share classes can be found on the inside front cover of this Report.

* December 10, 2003 inception date.
Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index consists of 500 leading companies in the leading industries of the U.S. economy.  The Index does not reflect any sales charges or other fees and expenses you would pay if you attempted to replicate the Index.

AVERAGE ANNUAL TOTAL RETURN
		Since
		Inception
	1-Year	12/10/03
Strategic Allocation Fund:
Class A Shares	1.84%	6.82%
S&P 500 Index	14.56%	12.26%

Asset Allocation as of October 31, 2007 as a Percent of Total Investments

NORTH TRACK S&P 100 INDEX FUND

Q:	How did the Fund perform during the period?
A:	For the year ended October 31, 2007, the North Track S&P 100 Index Fund - Class A Shares had a return of 14.66% (at NAV), compared to 15.59% for the S&P 100 Index, the Fund’s benchmark Index.

Q:	What factors contributed to the Fund’s performance versus the Index?
A:
The Fund is a pure index Fund; therefore, the performance shortfall is a result of standard operating expenses and other associated fees.  The Fund’s 12.3% exposure to energy stocks and its 12.4% exposure to industrial sector stocks contributed to its performance, while its 21.1% allocation to the poorly performing financial sector stocks detracted from performance.

Q:	Which stocks were top performers?
A:	The following stocks were the top five contributors to the Fund’s fiscal year performance:

Name	Fund Weight	Stock Return	Contribution to Fund
EXXON MOBIL CORP.	6.15%	31.03%	1.78%
GENERAL ELECTRIC CO.	5.13%	20.71%	1.05%
MICROSOFT CORPORATION	3.36%	29.97%	0.99%
APPLE INC.	0.65%	134.27%	0.84%
CHEVRON CORP.	2.28%	40.17%	0.82%

Q:	Which stocks detracted from the Fund’s performance?
A:	The following stocks were the top five detractors to the Fund’s fiscal year performance:

Name	Fund Weight	Stock Return	Detraction to Fund
CITIGROUP INC.	3.36%	-12.98%	-0.43%
AMGEN INC.	0.95%	-23.45%	-0.31%
COMCAST CORP.	1.11%	-22.36%	-0.27%
MERRILL LYNCH & CO., INC.	1.00%	-22.92%	-0.24%
BANK OF AMERICA CORPORATION	3.07%	-6.26%	-0.21%

Q:	What is your outlook?
A:
The S&P 100 Index is comprised of large-cap, blue-chip companies, many of which, over the last year, derived a large portion of their revenues from outside of the U.S.  Although the domestic economy’s expansion seems to be waning, many overseas economies appear to remain fairly strong.  During the next year, the large multi-national companies in the S&P 100 Index should fare better than smaller companies with domestically concentrated customer bases.  In addition, larger companies such as those in the S&P 100 Index and the Fund, often have better access to financing and can command better pricing for resources.

The graph below compares the change in value of a $10,000 investment in Class A shares of the S&P 100 Index Fund with the S&P 100 Index for the past 10 fiscal years.  The performance of the Fund shown below reflects a deduction of the maximum 5.25% sales charge and fund operating expenses.  Performance of other share classes can be found on the inside front cover of this Report.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 100 Index is a broad based stock index consisting of 100 common stocks for which options trade on the U.S. stock exchanges.  It is a subset of the S&P 500 Index.  The Index does not reflect any sales charges or other fees and expenses you would pay if you attempted to replicate the Index.

AVERAGE ANNUAL TOTAL RETURN
	1-Year	5-Year	10-Year
S&P 100 Index Fund:
Class A Shares	8.64%	9.64%	5.35%
S&P 100 Index	14.56%	13.88%	7.10%

Top Market Sectors as of October 31, 2007 as a Percent of Net Assets

*	Includes short-term investments and net other assets, less collateral held for securities on loan.

NORTH TRACK WISCONSIN TAX-EXEMPT FUND

Q:	How did the Fund perform during the period?
A:	For the year ended October 31, 2007, the North Track Wisconsin Tax-Exempt Fund - Class A Shares had a return of 2.24% (at NAV), compared to 2.91% for its benchmark, the Lehman Municipal Bond Index.

Q:	What factors contributed to the Fund’s performance versus the Index?
A:
As mentioned below, maintaining duration relative to the benchmark is always a challenge.  Duration is a measure of a security or portfolio’s sensitivity to changes in interest rates.  Our goal is to maintain a solid weight in Wisconsin issued paper. Since the availability of double tax-exempt Wisconsin paper is limited, we have increased the Fund’s exposure to territory issuance as a way of managing duration.  However during the year, the duration of the portfolio remained shorter than the benchmark. While having a shorter duration was beneficial through the middle of June, the dramatic rally we have seen in interest rates since July has caused the Fund to lag its benchmark.  The Fund’s duration as of October 31, 2007 was 5.00, while the benchmark had a duration  of 6.97. Since the supply of Wisconsin double tax-exempt paper is fairly limited, it has been somewhat insulated to the problems in credit.  This has helped the Fund perform well relative to more liquid municipal markets. Standard operating expenses and associated fees were also a cause for the Fund’s trail in performance.

Q:	What activity took place during the period reported?
A:
Throughout the year, the Fund continued to add Wisconsin issued paper but predominately through the new issue markets. The type of issues purchased during the year was lease revenue bonds from community development authorities.  To manage the duration of the portfolio, additional investments were made in territory paper, by investing in Virgin Islands and Puerto Rico issues.

Q:	What are some of the Fund’s attributes?
A:
As of October 31, 2007, 80.7% of the Fund is rated investment grade including a 15.2% investment in pre-refunded bonds with U.S. Government guaranteed securities.  Of the 19.3% in “non-rated” issues, approximately 2.4% is credit enhanced by insurance, letters of credit or government collateral. Of the remaining issues, approximately 14% and 5.3% have been assigned triple-B or single-A or better ratings, respectively. Positions subject to alternative minimum tax (AMT) as of October 31, 2007 were 2.4%, down from 2.7% April 30, 2007. The Fund has only two positions subject to AMT which we plan to continue to hold.  The Fund maintains a high percentage of Wisconsin issued paper at 77.5%.

Q:	What is your outlook?
A:
The municipal market has been affected by the stresses of the sub-prime mortgage market. Many traditional municipal bond insurers are exposed to the increase in defaults by mortgage holders, which has concerned many investors. We believe that the problems in the housing markets will likely continue through 2008. This will put pressure on the economy, insurers and the municipal bond market. Our expectation is that the Federal Reserve will continue to lower interest rates in the first half of 2008 to address the slowing economy and the dislocations in the financial markets.  These reductions in the Federal Reserve interest rate should provide some relief to the financial markets and the housing market, which will be beneficial to the municipal bond market.

The graph below compares the change in the value of a $10,000 investment in Class A Shares of the Wisconsin Tax-Exempt Fund with that of the Lehman Municipal Bond Index for the past 10 fiscal years. The performance of the Fund shown below reflects a deduction of the maximum 3.50% sales charge and fund operating expenses.  Performance for other share classes can be found on the inside front cover of this Report.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Municipal Bond Index is a broad-based index containing more than 37,000 issues with an average maturity of 13.03 years.  The average quality rating of municipal bonds included in the Index is “AA1/AA2.”  The Index does not reflect any sales charge or other fees and expenses you would pay if you attempted to replicate the Index.

AVERAGE ANNUAL TOTAL RETURN
	1-Year	5-Year	10-Year
Wisconsin Tax-Exempt Fund:
Class A	-1.34%	2.93%	3.97%
Lehman Municipal Bond Index	2.91%	4.48%	5.31%

Top Sectors as of October 31, 2007 as a Percent of Portfolio Par Value

*	Includes short-term investments and other net assets.

NORTH TRACK FUNDS, INC.

LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

	Number
	of Shares	Market
	or Par Value	Value
COMMON STOCKS — 97.3%

CONSUMER DISCRETIONARY — 5.7%
* Cablevision Systems Corporation, NY Group, Class A	1,150	$33,730
Daimler AG	570	62,786
* Ford Motor Company	1,630	14,458
Hasbro, Inc.	1,150	34,328
Johnson Controls, Inc.	330	14,428
Yum! Brands, Inc.	960	38,659
		198,388
CONSUMER STAPLES — 10.6%
Altria Group, Inc.	1,025	74,753
Coca-Cola Company	420	25,939
Kraft Foods, Inc.	705	23,554
Pepsi Bottling Group, Inc.	630	27,140
Procter & Gamble Company	1,860	129,307
Safeway, Inc.	1,670	56,780
Wal-Mart Stores, Inc.	630	28,482
		365,955
ENERGY — 11.1%
Anadarko Petroleum Corporation	420	24,788
Chevron Corporation	1,280	117,133
Exxon Mobil Corporation	1,820	167,422
Noble Energy, Inc.	625	47,838
Occidental Petroleum Corporation	375	25,894
		383,075
FINANCIALS — 20.8%
ACE Limited	630	38,184
American International Group, Inc.	1,045	65,960
Ameriprise Financial, Inc.	290	18,264
Bank of America Corporation	875	42,245
Boston Properties, Inc.	210	22,751
Citigroup, Inc.	2,300	96,370
The Goldman Sachs Group, Inc.	330	81,814
Lehman Brothers Holdings, Inc.	855	54,156
Loews Corporation	1,030	50,563
PartnerRE, Ltd.	610	50,783
Prudential Financial, Inc.	520	50,294
Wachovia Corporation	1,470	67,223
XL Capital Ltd.-Class A	1,110	79,865
		718,471
HEALTH CARE — 8.0%
Abbott Laboratories	420	22,940
Aetna, Inc.	420	23,591
* Apria Healthcare Group, Inc.	570	13,777
Eli Lilly and Company	625	33,844
Johnson & Johnson	1,045	68,103
* Laboratory Corporation of America Holdings	210	14,438
Merck & Company, Inc.	1,740	101,372
		278,065

INDUSTRIALS — 13.3%
The Boeing Company	400	39,436
Burlington Northern Santa Fe Corporation	420	36,603
CSX Corporation	1,630	72,975
Deluxe Corporation	840	33,886
General Electric Company	2,680	110,309
Republic Services, Inc.	440	15,044
SPX Corporation	775	78,508
Textron, Inc.	730	50,523
Waste Management, Inc.	630	22,926
		460,210
INFORMATION TECHNOLOGY — 15.9%
* Cadence Design Systems, Inc.	1,885	36,946
* Computer Sciences Corporation	230	13,430
* Google, Inc.	65	45,955
Hewlett-Packard Company	2,370	122,482
International Business Machines Corporation	1,190	138,183
Microsoft Corporation	2,720	100,123
* ON Semiconductor Corporation	4,860	49,572
* Xerox Corporation	2,345	40,897
		547,588
MATERIALS — 5.4%
FMC Corporation	630	36,225
H. B. Fuller Company	1,190	35,022
Hercules, Inc.	1,320	24,829
PPG Industries, Inc.	800	59,792
Silgan Holdings Inc,	545	29,741
		185,609
TELECOMMUNICATION — 6.5%
AT&T, Inc.	3,960	165,489
Verizon Communications	1,260	58,048
		223,537
Total Common Stocks
(Cost $3,250,741)		3,360,896

SHORT-TERM INVESTMENTS — 2.1%

MONEY MARKET
Highmark Diversified Money
Market Fund, Fiduciary Shares	72,956	72,956
Total Short-Term Investments
(Cost $72,956)		72,956

TOTAL INVESTMENTS — 99.4%
(Cost $3,323,697)		3,433,852
OTHER ASSETS,
LESS LIABILITIES — 0.6%		20,953
NET ASSETS — 100.0%		$3,454,805

*	Non-income producing

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

EQUITY INCOME FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

	Number
	of Shares	Market
	or Par Value	Value

COMMON STOCKS — 99.8%

CONSUMER DISCRETIONARY — 9.2%
CBS Corporation	30,780	$883,386
Harrah’s Entertainment, Inc.	2,360	208,270
McDonald’s Corporation	4,960	296,112
Newell Rubbermaid, Inc.	30,825	898,857
Snap-on, Inc.	17,770	886,901
Tupperware Brands Corporation	26,470	955,567
		4,129,093
CONSUMER STAPLES — 12.5%
Altria Group, Inc.	12,140	885,370
Anheuser-Busch Companies, Inc.	17,200	882,016
ConAgra Foods, Inc.	37,585	891,892
Kimberly-Clark Corporation	12,630	895,341
Loews Corporation-Carolina Group	10,756	922,650
Reynolds American, Inc.	14,350	924,570
SUPERVALU, Inc.	5,320	206,150
		5,607,989
ENERGY — 12.4%
BP plc ADR	9,660	753,383
Chevron Corporation	8,260	755,873
ConocoPhillips	8,960	761,242
Exxon Mobil Corporation	8,230	757,078
Global Santa Fe Corporation	3,050	247,141
Marathon Oil Corporation	8,040	475,405
Occidental Petroleum Corporation	6,260	432,253
Royal Dutch Shell plc ADR-Class B	5,040	439,740
TransCanada Corporation	22,290	944,427
		5,566,542
FINANCIALS — 17.0%
ACE Limited	14,380	871,572
American Capital Strategies Limited	8,000	347,280
Apartment Investment & Management Company	19,900	929,927
Bank of America Corporation	18,610	898,491
Citigroup, Inc.	18,050	756,295
Highwoods Properties, Inc.	9,710	349,172
Rayonier, Inc.	19,160	925,236
Wachovia Corporation	17,950	820,854
Wells Fargo & Company	24,970	849,230
XL Capital Limited-Class A	12,330	887,143
		7,635,200
HEALTH CARE — 12.0%
Biovail Corporation	45,030	901,050
Bristol-Myers Squibb Company	44,860	1,345,351
Johnson & Johnson	20,650	1,345,761
Merck & Company, Inc.	23,130	1,347,554
Pfizer, Inc.	18,311	450,634
		5,390,350
INDUSTRIALS — 12.1%
Deluxe Corporation	22,170	894,338
Emerson Electric Company	3,810	199,149
General Electric Company	21,960	903,873
Honeywell International, Inc.	7,200	434,952
Pitney Bowes, Inc.	19,340	774,374
Republic Services, Inc.	13,300	454,727
Steelcase, Inc.	18,800	335,956
Textron, Inc.	7,500	519,075
Waste Management, Inc.	24,650	897,013
		5,413,457
INFORMATION TECHNOLOGY — 10.8%
Diebold, Inc.	21,870	915,041
International Business Machines Corporation	9,784	1,136,118
Intel Corporation	34,180	919,442
Microsoft Corporation	25,740	947,489
Seagate Technology	32,900	915,936
		4,834,026
MATERIALS — 4.8%
Packaging Corporation of America	29,080	925,907
PPG Industries, Inc.	12,080	902,859
Southern Copper Corporation	2,395	334,582
		2,163,348
TELECOMMUNICATION — 5.0%
AT&T, Inc.	21,595	902,455
Embarq Corporation	8,100	428,652
Verizon Communications	19,410	894,219
		2,225,326
UTILITIES — 4.0%
NSTAR	25,713	904,069
TECO Energy, Inc.	53,010	892,158
		1,796,227
Total Common Stocks
(Cost $41,008,887)		44,761,558

SHORT-TERM INVESTMENTS — 0.1%

MONEY MARKET
Highmark Diversified Money
Market Fund, Fiduciary Shares	39,794	39,794
Total Short-Term Investments
(Cost $39,794)		39,794

TOTAL INVESTMENTS — 99.9%
(Cost $41,048,681)		44,801,352
OTHER ASSETS,
LESS LIABILITIES — 0.1%		65,477
NET ASSETS — 100.0%		$44,866,829

ADR - American Depository Receipt

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

GENEVA GROWTH FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

		Number
		of Shares	Market
		or Par Value	Value
COMMON STOCKS — 99.8%

AUTOS & TRANSPORTATION — 3.7%
	C. H. Robinson Worldwide, Inc.	83,680	$4,177,306
#	Expeditors International of Washington, Inc.	102,680	5,200,742
			9,378,048
CONSUMER DISCRETIONARY — 17.6%
*	Coach, Inc.	117,240	4,286,294
*#	Dick’s Sporting Goods, Inc.	190,385	6,353,147
*	Electronic Arts, Inc.	68,925	4,212,696
#	Fastenal Company	127,005	5,649,182
*#	LKQ Corporation	96,690	3,728,366
	Manpower, Inc.	56,355	4,211,973
*#	O’Reilly Automotive, Inc.	178,040	5,878,881
*#	Panera Bread Company	79,685	3,266,288
#	PETsMART, Inc.	141,485	4,237,476
*#	Tractor Supply Company	64,625	2,678,060
			44,502,363
CONSUMER STAPLES — 1.0%
	Church & Dwight Company, Inc.	51,730	2,447,346
			2,447,346
FINANCIAL SERVICES — 13.7%
*#	Affiliated Managers Group, Inc.	35,865	4,718,041
#	CME Group, Inc.	6,503	4,332,624
	East West Bancorp, Inc.	85,315	2,878,528
#	Eaton Vance Corporation	65,710	3,287,471
	FactSet Research Systems, Inc.	59,800	4,217,096
*	Fiserv, Inc.	82,015	4,543,631
	Global Payments, Inc.	92,360	4,392,642
*	Huron Consulting Group, Inc.	49,540	3,461,855
#	Jones Lang LaSalle, Inc.	28,625	2,728,821
			34,560,709
HEALTH CARE — 23.5%
	C. R. Bard, Inc.	52,170	4,361,934
*#	Cerner Corporation	75,140	4,475,338
*	Covance, Inc.	76,135	6,281,138
*	Coventry Health Care, Inc.	71,835	4,332,369
	DENTSPLY International, Inc.	97,215	4,032,478
*#	Healthways, Inc.	86,370	5,242,659
*#	Hologic, Inc.	69,980	4,753,741
*	IDEXX Laboratories, Inc.	52,255	6,363,614
*#	ResMed, Inc.	57,055	2,363,789
*	Stericycle, Inc.	114,745	6,693,076
	Stryker Corporation	79,270	5,628,170
*	Varian Medical Systems, Inc.	97,745	4,767,024
			59,295,330
OTHER ENERGY — 8.3%
	Apache Corporation	32,170	3,339,568
*	FMC Technologies, Inc.	83,765	5,078,672
#	Smith International, Inc.	92,420	6,104,341
	XTO Energy, Inc.	96,541	6,408,391
			20,930,972
PRODUCER DURABLES — 8.2%
#	Donaldson Company, Inc.	79,685	3,415,299
	IDEX Corporation	98,225	3,479,130
#	Joy Global, Inc.	94,940	5,512,216
	Lincoln Electric Holdings, Inc.	31,010	2,240,473
	Roper Industries, Inc.	85,315	6,041,155
			20,688,273
TECHNOLOGY — 23.8%
*	Adobe Systems, Inc.	113,830	5,452,457
*#	Akamai Technologies, Inc.	79,935	3,132,653
*	Amdocs Limited	141,900	4,881,360
	Amphenol Corporation	119,600	5,294,692
*#	ANSYS, Inc.	119,930	4,654,483
*	Citrix Systems, Inc.	139,100	5,979,909
*	Cognizant Technology Solutions Corporation	126,535	5,246,141
*#	Digital River, Inc.	78,635	4,172,373
#	FLIR Systems, Inc.	60,630	4,207,116
*	Intuit, Inc.	136,825	4,401,660
	L-3 Communications Holdings, Inc.	58,190	6,379,952
*	MICROS Systems, Inc.	40,670	2,920,919
*	Trimble Navigation Limited	83,570	3,484,869
			60,208,584
Total Common Stocks
(Cost $173,040,914)			252,011,625

SHORT-TERM INVESTMENTS — 29.6%

ABS STUDENT LOANS — 3.0%
\	NEBHLP 1993-1 Series A2 AW0
	5.10%, due 11-08-2007	7,513,629	7,513,629
			7,513,629
BANKERS ACCEPTANCE — 2.3%
\	Bank of America, NA BA
	4.99%, due 11-19-2007	2,572,667	2,551,796
\	Bank of America, NA BA
	4.969%, due 11-02-2007	3,442,745	3,429,490
			5,981,286
CERTIFICATE OF DEPOSIT — 3.8%
\	Bank Nova Scotia Yankee CD
	5.06%, due 01-16-2008	3,406,178	3,406,178
\	Barclays Bank NY CD
	5.16%, due 01-22-2008	6,261,357	6,261,357
			9,667,535
COMMERCIAL PAPER — 6.2%
\	Cooperative Assn Tractor DCP
	5.055%, due 11-06-2007	2,504,543	2,502,084
\	FPL Group Capital Inc
	4.852%, due 11-14-2007	626,136	624,538

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

GENEVA GROWTH FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2007

	Number
	of Shares	Market
	or Par Value	Value
SHORT-TERM INVESTMENTS (Continued)

COMMERCIAL PAPER (Continued)
\ Morgan St Dean Witter CP
5.008%, due 02-14-2008	5,009,086	$5,009,086
\ Queens Health Systems 4(2)144A
5.279%, due 01-15-2008	7,513,629	7,401,843
		15,537,551
CORPORATE NOTE — 6.2%
\ General Electric Capital
5.098%, due 05-19-2008	2,504,543	2,504,543
\ Merrill Lynch & Co.
5.003%, due 07-07-2008	7,513,629	7,524,629
\ National City Bank
5.011%, due 04-18-2008	5,509,995	5,513,367
		15,542,539
MASTER NOTE — 4.9%
\ Bear Stearns and Company
5.138%, due 11-07-2007	6,261,357	6,261,357
\ JP Morgan Securities
5.038%, due 11-15-2007	6,261,357	6,261,357
		12,522,714
REPURCHASE AGREEMENT — 2.3%
\ Bank of America Securities LLC
Triparty Repurchase Agreement
4.80%, Due 11-01-2007,
collateralized by Federal National
Mortgage Association Discount Note,
due 01-28-2008	5,824,329	5,824,329
		5,824,329
MONEY MARKET — 0.9%
Highmark Diversified Money
Market Fund, Fiduciary Shares	2,240,484	2,240,484
Total Short-Term Investments
(Cost $74,830,067)		74,830,067

TOTAL INVESTMENTS — 129.4%
(Cost $247,870,981)		326,841,692
LESS COLLATERAL HELD FOR
SECURITIES ON LOAN — (28.7)%		(72,589,583)
OTHER LIABILITIES
LESS OTHER ASSETS — (0.7)%		(1,759,268)
NET ASSETS — 100.0%		$252,492,841

*	Non-income producing
#	All or a portion of security is on loan
\	Security purchased with cash received to collateralize loaned securities

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

NYSE ARCA TECH 100 INDEX FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

		Number	Market
		of Shares	Value
COMMON STOCKS — 99.5%

AEROSPACE & DEFENSE — 6.7%
	Goodrich Corporation	105,700	$7,363,062
	Lockheed Martin Corporation	105,700	11,631,228
	Raytheon Company	105,700	6,723,577
			25,717,867
BIOTECHNOLOGY — 7.9%
*	Amgen, Inc.	105,700	6,142,227
*	Biogen Idec, Inc.	105,700	7,868,308
*	Genentech, Inc.	105,700	7,835,541
*	Genzyme Corporation	105,700	8,030,029
			29,876,105
COMMUNICATIONS EQUIPMENT — 11.6%
*	3Com Corporation	105,700	515,816
*#	ADC Telecommunications, Inc.	105,700	1,976,590
#	Alcatel-Lucent ADR	105,700	1,024,233
*#	Arris Group, Inc.	105,700	1,215,550
*#	CIENA Corporation	105,700	5,058,802
*	Cisco Systems, Inc.	105,700	3,494,442
	Corning, Inc.	105,700	2,565,339
	Harris Corporation	105,700	6,401,192
*#	InterDigital, Inc.	105,700	2,271,493
*#	JDS Uniphase Corporation	105,700	1,612,982
*	Juniper Networks, Inc.	105,700	3,805,200
	Motorola, Inc.	105,700	1,986,103
	Nokia Corp – ADR	105,700	4,198,404
*#	Nortel Networks Corporation	105,700	1,704,941
*#	Packeteer, Inc.	105,700	918,533
	QUALCOMM, Inc.	105,700	4,516,561
*	Tellabs, Inc.	105,700	931,217
			44,197,398
COMPUTERS & PERIPHERALS — 13.8%
*#	Adaptec, Inc.	105,700	373,121
*	Apple, Inc.	105,700	20,077,715
*	Dell, Inc.	105,700	3,234,420
*	EMC Corporation	105,700	2,683,723
	Hewlett-Packard Company	105,700	5,462,576
+	International Business Machines Corporation	105,700	12,273,884
*	Network Appliance, Inc.	105,700	3,328,493
*	QLogic Corporation	105,700	1,641,521
*	Sun Microsystems, Inc.	105,700	603,547
*	Teradata Corporation	105,700	3,015,621
			52,694,621
ELECTRONIC EQUIPMENT
& INSTRUMENTS — 3.6%
*	Agilent Technologies, Inc.	105,700	3,895,045
*	Coherent, Inc.	105,700	3,466,960
	Jabil Circuit, Inc.	105,700	2,296,861
	Tektronix, Inc.	105,700	4,000,745
			13,659,611
HEALTH CARE EQUIPMENT & SUPPLIES — 2.8%
*#	Boston Scientific Corporation	105,700	1,466,059
#	Medtronic, Inc.	105,700	5,014,408
*	St. Jude Medical, Inc.	105,700	4,305,161
			10,785,628
INTERNET SOFTWARE & SERVICES — 5.9%
*#	Digital River, Inc.	105,700	5,608,442
*	eBay, Inc.	105,700	3,815,770
*#	j2 Global Communications, Inc.	105,700	3,561,033
*	RealNetworks, Inc.	105,700	767,382
*#	Verisign, Inc.	105,700	3,603,313
*	Websense, Inc.	105,700	1,944,880
*#	Yahoo!, Inc.	105,700	3,287,270
			22,588,090
IT SERVICES — 5.9%
	Automatic Data Processing, Inc.	105,700	5,238,492
*	Computer Sciences Corporation	105,700	6,171,823
*#	DST Systems, Inc.	105,700	8,953,847
	Electronic Data Systems	105,700	2,282,063
			22,646,225
LIFE SCIENCES TOOLS & SERVICES — 4.8%
	Applera Corporation -
	Applied Biosystems Group	105,700	3,925,698
*#	Millipore Corporation	105,700	8,207,605
*#	Thermo Fisher Scientific, Inc.	105,700	6,216,217
			18,349,520
OFFICE ELECTRONICS — 0.5%
*	Xerox Corporation	105,700	1,843,408

PHARMACEUTICALS — 2.3%
#	Biovail Corporation	105,700	2,115,057
	Novartis AG – ADR	105,700	5,620,069
*#	ViroPharma, Inc.	105,700	910,077
			8,645,203
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT — 13.6%
	Altera Corporation	105,700	2,073,834
	Analog Devices, Inc.	105,700	3,536,722
	Applied Materials, Inc.	105,700	2,052,694
*	Broadcom Corporation – Class A	105,700	3,440,535
*	Cypress Semiconductor Corporation	105,700	3,863,335
	Intel Corporation	105,700	2,843,330
#	KLA-Tencor Corporation	105,700	5,565,105
*#	Kulicke & Soffa Industries, Inc.	105,700	800,149
*#	Lam Research Corporation	105,700	5,306,140
#	Linear Technology Corporation	105,700	3,490,214
*	LSI Corporation	105,700	697,620
*#	Micron Technology, Inc.	105,700	1,110,907
	National Semiconductor Corporation	105,700	2,657,298
*#	Novellus Systems, Inc.	105,700	3,002,937
*#	Standard Microsystems Corporation	105,700	4,122,300
	Teradyne, Inc.	105,700	1,304,338

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

NYSE ARCA TECH 100 INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2007

	Number
	of Shares	Market
	or Par Value	Value
COMMON STOCKS (Continued)

SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT (Continued)
Texas Instruments, Inc.	105,700	$3,445,820
* Xilinx, Inc.	105,700	2,579,080
		51,892,358
SOFTWARE — 20.1%
* Adobe Systems, Inc.	105,700	5,063,030
* Amdocs Limited	105,700	3,636,080
* Autodesk, Inc.	105,700	5,168,730
*# BEA Systems, Inc.	105,700	1,786,330
* BMC Software, Inc.	105,700	3,576,888
# CA, Inc.	105,700	2,795,765
* Cadence Design Systems, Inc.	105,700	2,071,720
* Check Point Software Technologies Ltd.	105,700	2,669,982
* Citrix Systems, Inc.	105,700	4,544,043
* Cognos, Inc.	105,700	5,319,881
* Compuware Corporation	105,700	1,057,000
* Electronic Arts, Inc.	105,700	6,460,384
* McAfee, Inc.	105,700	4,370,695
*# Mentor Graphics Corporation	105,700	1,693,314
Microsoft Corporation	105,700	3,890,817
* Novell, Inc.	105,700	799,092
* Oracle Corporation	105,700	2,343,369
* Progress Software Corporation	105,700	3,457,447
*# Red Hat, Inc.	105,700	2,282,063
# SAP AG – ADR	105,700	5,737,396
*# Sybase, Inc.	105,700	3,023,020
* Symantec Corporation	105,700	1,985,046
* Synopsys, Inc.	105,700	2,987,082
		76,719,174
Total Common Stocks
(Cost $300,239,043)		379,615,208

EXCHANGE TRADED FUND — 0.0%
*^ Ziegler Exchange Traded Trust
NYSE Arca Tech 100 ETF
(Cost $28,168)	1,000	28,110

SHORT-TERM INVESTMENTS — 17.0%

ABS STUDENT LOANS — 1.7%
\ NEBHLP 1993-1 Series A2 AW0
5.10%, due 11-08-2007	6,613,284	6,613,284
		6,613,284
BANKERS ACCEPTANCE — 1.4%
\ Bank of America, NA BA
4.99%, due 11-19-2007	2,264,388	2,246,019
\ Bank of America, NA BA
4.969%, due 11-02-2007	3,030,207	3,018,541
		5,264,560
CERTIFICATE OF DEPOSIT — 2.2%
\ Bank Nova Scotia Yankee CD
5.06%, due 01-16-2008	2,998,022	2,998,022
\ Barclays Bank NY CD
5.16%, due 01-22-2008	5,511,070	5,511,070
		8,509,092
COMMERCIAL PAPER — 3.6%
\ Cooperative Assn Tractor DCP
5.055%, due 11-06-2007	2,204,428	2,202,263
\ FPL Group Capital Inc
4.852%, due 11-14-2007	551,107	549,700
\ Morgan St Dean Witter CP
5.008%, due 02-14-2008	4,408,856	4,408,856
\ Queens Health Systems 4(2)144A
5.279%, due 01-15-2008	6,613,284	6,514,893
		13,675,712
CORPORATE NOTE — 3.6%
\ General Electric Capital
5.098%, due 05-19-2008	2,204,428	2,204,428
\ Merrill Lynch & Co.
5.003%, due 07-07-2008	6,613,284	6,622,966
\ National City Bank
5.011%, due 04-18-2008	4,849,742	4,852,710
		13,680,104
MASTER NOTE — 2.9%
\ Bear Stearns and Company
5.138%, due 11-07-2007	5,511,070	5,511,070
\ JP Morgan Securities
5.038%, due 11-15-2007	5,511,070	5,511,070
		11,022,140
REPURCHASE AGREEMENT — 1.3%
\ Bank of America Securities LLC
Triparty Repurchase Agreement
4.80%, Due 11-01-2007,
collateralized by Federal National
Mortgage Association Discount Note,
due 01-28-2008	5,126,410	5,126,410
		5,126,410
MONEY MARKET — 0.3%
Highmark Diversified Money
Market Fund, Fiduciary Shares	1,176,197	1,176,197
Total Short-Term Investments
(Cost $65,067,499)		65,067,499

TOTAL INVESTMENTS — 116.5%
(Cost $365,334,710)		444,710,817
LESS COLLATERAL HELD FOR
SECURITIES ON LOAN — (16.7)%		(63,891,302)
OTHER ASSETS, LESS
OTHER LIABILITIES — 0.2%		991,077
NET ASSETS — 100.0%		$381,810,592

*	Non-income producing
+	Portion of security designated as collateral against futures
#	All or a portion of security is on loan
\	Security purchased with cash received to collateralize loaned securities
^	Affiliated security
ADR - American Depository Receipt

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

DOW JONES U.S. HEALTH CARE 100 PLUS FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

		Number	Market
		of Shares	Value
COMMON STOCKS — 100.0%

BIOTECHNOLOGY — 12.9%
*	Amgen, Inc.	37,390	$2,172,733
*#	Amylin Pharmaceuticals, Inc.	4,815	216,771
*	Biogen Idec, Inc.	8,070	600,731
*	Celgene Corporation	13,580	896,280
*#	Cephalon, Inc.	2,463	181,622
*	Genentech, Inc.	16,466	1,220,625
*	Genzyme Corporation	9,509	722,399
*	Gilead Sciences, Inc.	32,724	1,511,521
*	Human Genome Sciences, Inc.	3,698	34,983
*	ImClone Systems, Inc.	2,000	86,300
*	Millennium Pharmaceuticals, Inc.	11,399	134,736
*	Neurocrine Biosciences, Inc.	67	620
*#	OSI Pharmaceuticals, Inc.	1,950	81,061
*#	Vertex Pharmaceuticals, Inc.	4,700	151,998
			8,012,380
HEALTH CARE EQUIPMENT
AND SUPPLIES — 19.2%
*#	Advanced Medical Optics, Inc.	1,800	49,410
#	Alcon, Inc.	2,815	428,471
	Baxter International, Inc.	26,337	1,580,483
	Beckman Coulter, Inc.	5,160	365,431
	Becton Dickinson and Company	10,772	899,031
*	Boston Scientific Corporation	49,834	691,198
	C. R. Bard, Inc.	3,822	319,557
#	Cooper Companies. Inc.	1,400	58,800
	Covidien Limited	22,900	952,640
	Dade Behring Holdings, Inc.	2,900	223,097
	DENTSPLY International, Inc.	5,162	214,120
*	Edwards Lifesciences Corporation	2,018	101,344
	Hillenbrand Industries, Inc.	5,805	320,552
*#	Hologic, Inc.	4,386	297,936
*	Hospira, Inc.	5,750	237,647
*	IDEXX Laboratories, Inc.	1,105	134,567
*#	Immucor, Inc.	2,200	70,950
*	Intuitive Surgical, Inc.	1,350	441,275
*	Kinetic Concepts, Inc.	1,800	108,180
	Medtronic, Inc.	39,480	1,872,931
*#	ResMed, Inc.	2,700	111,861
*	Respironics, Inc.	2,570	128,654
	STERIS Corporation	9,209	267,429
*	St. Jude Medical, Inc.	12,424	506,030
	Stryker Corporation	11,248	798,608
*	Varian Medical Systems, Inc.	4,644	226,488
*	Zimmer Holdings, Inc.	8,592	597,058
			12,003,748
HEALTH CARE PROVIDERS
AND SERVICES — 17.4%
	Aetna, Inc.	22,200	1,246,974
*#	Apria Healthcare Group, Inc.	9,794	236,721
#	Brookdale Senior Living, Inc.	1,600	59,024
	CIGNA Corporation	14,234	747,143
*	Community Health Systems, Inc.	3,350	110,315
*	Coventry Health Care, Inc.	5,747	346,602
*#	DaVita, Inc.	3,824	249,287
*	Express Scripts, Inc.-Class A	7,980	503,538
	Health Management Associates, Inc.-Class A	7,319	48,379
*	Health Net, Inc.	4,040	216,584
*	Henry Schein, Inc.	3,250	194,675
*	Humana, Inc.	6,082	455,846
*#	Laboratory Corporation of America Holdings	4,280	294,250
*	LifePoint Hospitals, Inc.	1,800	54,936
*	Lincare Holdings, Inc.	2,877	100,033
	Manor Care, Inc.	5,788	385,365
*	Medco Health Solutions, Inc.	9,720	917,374
*	Patterson Companies, Inc.	4,756	186,007
*	Pediatrix Medical Group, Inc.	1,700	111,350
	Quest Diagnostics, Inc.	5,542	294,723
*	Sierra Health Services, Inc.	1,700	71,910
*	Tenet Healthcare Corporation	14,650	51,421
	UnitedHealth Group, Inc.	45,599	2,241,191
	Universal Health Services, Inc. – Class B	1,699	82,826
*#	WellCare Health Plans, Inc.	700	16,933
*	Wellpoint, Inc.	20,920	1,657,492
			10,880,899
LIFE SCIENCES TOOLS & SERVICES — 4.3%
*#	Affymetrix, Inc.	2,167	55,172
	Applera Corporation -
	Applied Biosystems Group	12,452	462,467
*	Charles River Laboratories International, Inc.	2,457	142,506
*	Covance, Inc.	2,272	187,440
*	Illumina, Inc.	2,200	123,530
*#	Invitrogen Corporation	1,629	148,027
*#	Millipore Corporation	1,900	147,535
	Pharmaceutical Product Development, Inc.	3,836	162,033
*	Techne Corporation	1,265	82,529
*	Thermo Fisher Scientific, Inc.	15,300	899,793
*	Waters Corporation	3,650	280,977
			2,692,009
PHARMACEUTICALS — 46.2%
	Abbott Laboratories	52,225	2,852,529
	Allergan, Inc.	8,386	566,726
*	Barr Pharmaceuticals, Inc.	3,968	227,446
	Bristol-Myers Squibb Company	67,902	2,036,381
	Eli Lilly and Company	33,504	1,814,242
*	Endo Pharmaceuticals Holdings, Inc.	4,750	139,175
*	Forest Laboratories, Inc.	11,633	454,501
	Johnson & Johnson	93,300	6,080,361
*	King Pharmaceuticals, Inc.	8,103	85,892
#	Medicis Pharmaceutical Corporation	1,712	50,829
	Merck & Company, Inc.	75,750	4,413,195
*	MGI Pharma, Inc.	2,700	87,966
	Mylan, Inc.	20,541	308,936

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

DOW JONES U.S. HEALTH CARE 100 PLUS FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2007

	Number
	of Shares	Market
	or Par Value	Value
COMMON STOCKS (Continued)

PHARMACEUTICALS (Continued)
* Par Pharmaceutical Companies, Inc.	520	$9,589
Pfizer, Inc.	232,716	5,727,141
Schering-Plough Corporation	52,042	1,588,322
* Valeant Pharmaceuticals International	2,036	29,624
*# Watson Pharmaceuticals, Inc.	3,559	108,763
Wyeth	45,903	2,232,263
		28,813,881
Total Common Stocks
(Cost $43,885,464)		62,402,917

SHORT-TERM INVESTMENTS — 3.8%

ABS STUDENT LOANS — 0.4%
\ NEBHLP 1993-1 Series A2 AW0
5.10%, due 11-08-2007	244,325	244,325
		244,325
BANKERS ACCEPTANCE — 0.3%
\ Bank of America, NA BA
4.99%, due 11-19-2007	83,657	82,978
\ Bank of America, NA BA
4.969%, due 11-02-2007	111,950	111,519
		194,497
CERTIFICATE OF DEPOSIT — 0.5%
\ Bank Nova Scotia Yankee CD
5.06%, due 01-16-2008	110,761	110,761
\ Barclays Bank NY CD
5.16%, due 01-22-2008	203,604	203,604
		314,365
COMMERCIAL PAPER — 0.8%
\ Cooperative Assn Tractor DCP
5.055%, due 11-06-2007	81,442	81,362
\ FPL Group Capital Inc
4.852%, due 11-14-2007	20,360	20,308
\ Morgan St Dean Witter CP
5.008%, due 02-14-2008	162,883	162,883
\ Queens Health Systems 4(2)144A
5.279%, due 01-15-2008	244,325	240,690
		505,243
CORPORATE NOTE — 0.8%
\ General Electric Capital
5.098%, due 05-19-2008	81,442	81,442
\ Merrill Lynch & Co.
5.003%, due 07-07-2008	244,325	244,683
\ National City Bank
5.011%, due 04-18-2008	179,172	179,281
		505,406
MASTER NOTE — 0.7%
\ Bear Stearns and Company
5.138%, due 11-07-2007	203,604	203,604
\ JP Morgan Securities
5.038%, due 11-15-2007	203,604	203,604
		407,208
REPURCHASE AGREEMENT — 0.3%
\ Bank of America Securities LLC
Triparty Repurchase Agreement
4.80%, Due 11-01-2007,
collateralized by Federal National
Mortgage Association Discount Note,
due 01-28-2008	189,393	189,393
		189,393
MONEY MARKET — 0.0%
Highmark Diversified Money
Market Fund, Fiduciary Shares	26,221	26,221
Total Short-Term Investments
(Cost $2,386,658)		2,386,658

TOTAL INVESTMENTS — 103.8%
(Cost $46,272,122)		64,789,575
LESS COLLATERAL HELD FOR
SECURITIES ON LOAN — (3.8)%		(2,360,437)
OTHER ASSETS, LESS
OTHER LIABILITIES — 0.0%		16,142
NET ASSETS — 100.0%		$62,445,280

*	Non-income producing
#	All or a portion of security is on loan
\	Security purchased with cash received to collateralize loaned securities

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

DOW JONES U.S. FINANCIAL 100 PLUS FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

		Number	Market
		of Shares	Value
COMMON STOCKS — 100.0%

CAPITAL MARKETS — 17.9%
	Ameriprise Financial, Inc.	7,000	$440,860
	The Bank of New York Mellon Corporation	22,315	1,090,088
	Bear Stearns Companies, Inc.	2,017	229,131
	The Charles Schwab Corporation	19,858	461,500
*#	E*TRADE Financial Corporation	7,940	88,451
	Franklin Resources, Inc.	3,165	410,437
	The Goldman Sachs Group, Inc.	7,179	1,779,818
	Janus Capital Group, Inc.	3,270	112,848
	Legg Mason, Inc.	2,454	203,535
#	Lehman Brothers Holdings, Inc.	10,308	652,909
	Merrill Lynch & Company, Inc.	15,654	1,033,477
	Morgan Stanley	18,742	1,260,587
	Northern Trust Corporation	3,699	278,202
	State Street Corporation	7,633	608,884
	T. Rowe Price Group, Inc.	5,102	327,752
			8,978,479
COMMERCIAL BANKS — 17.1%
#	BB&T Corporation	10,622	392,695
	Comerica, Inc.	2,861	133,551
#	Commerce Bancshares, Inc.	3,215	151,652
	Fifth Third Bancorp	9,350	292,468
#	First Horizon National Corporation	2,296	59,880
	Huntington Bancshares, Inc.	6,857	122,809
	KeyCorp	6,967	198,211
	M&T Bank Corporation	1,428	142,057
	Marshall & Ilsley Corporation	4,585	195,780
	National City Corporation	10,850	263,113
	PNC Financial Services Group	6,558	473,225
#	Popular, Inc.	4,516	47,644
	Regions Financial Corporation	13,574	368,127
	SunTrust Banks, Inc.	6,703	486,638
	Synovus Financial Corporation	5,228	137,810
#	TCF Financial Corporation	2,114	48,136
	U.S. Bancorp	33,540	1,112,186
	Wachovia Corporation	38,581	1,764,309
	Wells Fargo & Company	62,076	2,111,205
	Zions Bancorporation	2,038	120,466
			8,621,962
CONSUMER FINANCE — 4.3%
	American Express Company	20,574	1,253,985
	Capital One Financial Corporation	8,058	528,524
	Discover Financial Services	8,200	158,260
	SLM Corporation	4,900	231,084
			2,171,853
DIVERSIFIED FINANCIAL SERVICES — 25.4%
	Bank of America Corporation	87,572	4,227,976
	The CIT Group, Inc.	8,059	283,999
	Citigroup, Inc.	96,915	4,060,739
#	CME Group, Inc.	500	333,125
*	Intercontinental Exchange, Inc.	1,300	231,660
	JPMorgan Chase & Company	65,878	3,096,266
	Moody’s Corporation	4,300	187,996
	NYSE Euronext	3700	347,319
			12,769,080
INSURANCE — 24.0%
	ACE Limited	8,761	531,004
	AFLAC, Inc.	9,443	592,831
	The Allstate Corporation	11,324	593,378
#	Ambac Financial Group, Inc.	1,859	68,467
	American Financial Group, Inc.	5,400	161,460
	American International Group, Inc.	43,824	2,766,171
	Aon Corporation	4,933	223,564
	W. R. Berkley Corporation	8,300	249,747
	The Chubb Corporation	7,580	404,393
	Cincinnati Financial Corporation	3,058	121,647
	Everest Re Group Limited	1,142	121,669
	Genworth Financial Inc.	8,400	229,320
	The Hartford Financial Services Group, Inc.	7,765	753,438
	Lincoln National Corporation	5,325	332,120
	Loews Corporation	11,924	585,349
	Marsh & McLennan Companies	10,326	267,340
#	MBIA, Inc.	2,369	101,962
	MetLife, Inc.	8,790	605,192
#	Old Republic International Corporation	4,197	64,340
	Principal Financial Group, Inc.	5,215	352,899
	The Progressive Corporation	12,976	240,056
	Prudential Financial, Inc.	10,556	1,020,976
	SAFECO Corporation	4,487	259,797
	Torchmark Corporation	1,767	115,138
	The Travelers Companies, Inc.	12,755	665,939
	Unum Group	13,538	315,977
	Willis Group Holdings Limited	2,000	84,660
	XL Capital Limited – Class A	3,432	246,932
			12,075,766
IT SERVICES — 0.5%
#	MasterCard, Inc.	1,200	227,460
			227,460
REAL ESTATE INVESTMENTS TRUSTS (REITS) — 5.6%
#	Avalonbay Communities, Inc.	1,540	188,881
	Boston Properties, Inc.	2,250	243,765
#	Developers Diversified Realty Corporation	2,300	115,920
#	Duke Realty Corporation	2,492	80,118
	Equity Residential	5,242	219,011
	HCP, Inc.	3,900	132,756
#	Host Hotels & Resorts, Inc.	9,900	219,384
#	iStar Financial, Inc.	2,350	71,698
	Kimco Realty Corporation	4,200	174,384
	Plum Creek Timber Company, Inc.	3,236	144,552
	Potlatch Corporation	3,300	157,278
#	Public Storage, Inc.	2,400	194,328
	Simon Property Group, Inc.	4,334	451,213
#	SL Green Realty Corporation	1,100	132,726

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

DOW JONES U.S. FINANCIAL 100 PLUS FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2007

	Number
	of Shares	Market
	or Par Value	Value
COMMON STOCKS (Continued)

REAL ESTATE INVESTMENTS
TRUSTS (REITS) (Continued)
# Vornado Realty Trust	2,690	$300,527
		2,826,541
THRIFTS AND MORTGAGE FINANCE — 5.2%
# Countrywide Financial Corporation	10,936	169,727
Fannie Mae	18,814	1,073,151
Freddie Mac	12,836	670,424
# MGIC Investment Corporation	1,382	26,756
# New York Community Bancorp, Inc.	5,320	99,005
# Radian Group, Inc.	1,258	15,838
# Sovereign Bancorp, Inc.	6,073	87,633
# Washington Mutual, Inc.	16,696	465,484
		2,608,018
Total Common Stocks
(Cost $38,706,791)		50,279,159

SHORT-TERM INVESTMENTS — 7.7%

ABS STUDENT LOANS — 0.8%
\ NEBHLP 1993-1 Series A2 AW0
5.10%, due 11-08-2007	396,447	396,447
		396,447
BANKERS ACCEPTANCE — 0.6%
\ Bank of America, NA BA
4.99%, due 11-19-2007	135,744	134,642
\ Bank of America, NA BA
4.969%, due 11-02-2007	181,652	180,953
		315,595
CERTIFICATE OF DEPOSIT — 1.0%
\ Bank Nova Scotia Yankee CD
5.06%, due 01-16-2008	179,723	179,723
\ Barclays Bank NY CD
5.16%, due 01-22-2008	330,373	330,373
		510,096
COMMERCIAL PAPER — 1.6%
\ Cooperative Assn Tractor DCP
5.055%, due 11-06-2007	132,149	132,019
\ FPL Group Capital Inc
4.852%, due 11-14-2007	33,037	32,954
\ Morgan St Dean Witter CP
5.008%, due 02-14-2008	264,298	264,298
\ Queens Health Systems 4(2)144A
5.279%, due 01-15-2008	396,447	390,549
		819,820
CORPORATE NOTE — 1.7%
\ General Electric Capital
5.098%, due 05-19-2008	132,149	132,149
\ Merrill Lynch & Co.
5.003%, due 07-07-2008	396,447	397,028
\ National City Bank
5.011%, due 04-18-2008	290,728	290,906
		820,083
MASTER NOTE — 1.3%
\ Bear Stearns and Company
5.138%, due 11-07-2007	330,373	330,373
\ JP Morgan Securities
5.038%, due 11-15-2007	330,373	330,373
		660,746
REPURCHASE AGREEMENT — 0.6%
\ Bank of America Securities LLC
Triparty Repurchase Agreement
4.80%, Due 11-01-2007,
collateralized by Federal National
Mortgage Association Discount Note,
due 01-28-2008	307,314	307,314
		307,314
MONEY MARKET — 0.1%
Highmark Diversified Money
Market Fund, Fiduciary Shares	50,690	50,690
Total Short-Term Investments
(Cost 3,880,791)		3,880,791

TOTAL INVESTMENTS — 107.7%
(Cost $42,587,582)		54,159,950
LESS COLLATERAL HELD FOR
SECURITIES ON LOAN — (7.6)%		(3,830,101)
OTHER LIABILITIES
LESS OTHER ASSETS — (0.1)%		(51,672)
NET ASSETS — 100.0%		$50,278,177

*	Non-income producing
#	All or a portion of security is on loan
\	Security purchased with cash received to collateralize loaned securities

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

	Number	Market
	of Shares	Value
UNDERLYING FUNDS — 100.1%
Dow Jones U.S. Financial 100
Plus Fund – Class F	1,238,935	$16,403,497
Dow Jones U.S. Health Care 100
Plus Fund – Class F *	1,418,660	19,393,087
NYSE Arca Tech 100 Index
Fund – Class F *	701,603	20,634,157
Total Common Stocks
(Cost $43,358,126)		56,430,741

TOTAL INVESTMENTS — 100.1%
(Cost $43,358,126)		56,430,741
LIABILITIES,
LESS OTHER ASSETS — (0.1)%		(38,878)
NET ASSETS — 100.0%		$56,391,863

*	Non-income producing

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

S&P 100 INDEX FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

		Number	Market
		of Shares	Value
COMMON STOCKS — 99.1%

CONSUMER DISCRETIONARY — 5.8%
	CBS Corporation	12,947	$371,579
	Clear Channel Communications, Inc.	9,377	354,169
*	Comcast Corporation - Class A	58,320	1,227,636
#	Walt Disney Company	36,630	1,268,497
*#	Ford Motor Company	39,580	351,075
	General Motors Corporation	10,679	418,510
	Harrah’s Entertainment, Inc.	3,516	310,287
	The Home Depot,Inc.	31,874	1,004,350
	McDonald’s Corporation	22,520	1,344,444
	Target Corporation	15,990	981,146
	Time Warner, Inc.	70,452	1,286,454
			8,918,147
CONSUMER STAPLES — 11.9%
	Altria Group, Inc.	39,744	2,898,530
	Anheuser-Busch Companies, Inc.	14,185	727,407
	Avon Products, Inc.	8,150	333,987
	Campbell Soup Company	4,248	157,091
	Coca-Cola Company	37,586	2,321,311
	Colgate-Palmolive Company	9,623	733,946
	CVS Caremark Corporation	28,000	1,169,560
	Heinz (H.J.) Company	6,058	283,393
	Kraft Foods, Inc.	29,788	995,217
	PepsiCo, Inc.	30,495	2,248,091
	Procter & Gamble Company	58,961	4,098,969
	Sara Lee Corporation	13,674	226,168
	Wal-Mart Stores, Inc.	45,328	2,049,279
			18,242,949
ENERGY — 12.9%
	Baker Hughes, Inc.	5,986	519,106
	Chevron Corporation	40,300	3,687,853
	ConocoPhillips	30,700	2,608,272
	El Paso Energy Corporation	13,291	234,719
	Exxon Mobil Corporation	104,774	9,638,160
	Halliburton Company	16,804	662,414
	Schlumberger Limited	22,528	2,175,529
	Williams Companies, Inc.	11,312	412,775
			19,938,828
FINANCIALS — 18.6%
	The Allstate Corporation	11,043	578,653
	American Express Company	22,356	1,362,598
	American International Group, Inc.	48,435	3,057,217
	Bank of America Corporation	83,804	4,046,057
	The Bank of New York Mellon Corporation	21,454	1,048,028
	Capital One Financial Corporation	7,900	518,161
	Citigroup, Inc.	93,908	3,934,745
	The Goldman Sachs Group, Inc.	7,674	1,902,538
	The Hartford Financial Services Group, Inc.	6,026	584,703
	JPMorgan Chase & Company	63,833	3,000,151
#	Lehman Brothers Holdings, Inc.	10,014	634,287
	Merrill Lynch & Company, Inc.	16,251	1,072,891
	Morgan Stanley	19,882	1,337,263
	NYSE Euronext	5,000	469,350
	Regions Financial Corporation	13,300	360,696
	U.S. Bancorp	32,573	1,080,121
	Wachovia Corporation	35,900	1,641,707
	Wells Fargo & Company	63,058	2,144,603
			28,773,769
HEALTH CARE — 10.0%
	Abbott Laboratories	29,160	1,592,719
*	Amgen, Inc.	20,525	1,192,708
	Baxter International, Inc.	12,184	731,162
	Bristol-Myers Squibb Company	37,376	1,120,906
	CIGNA Corporation	5,290	277,672
	Covidien Limited	9,413	391,581
	Johnson & Johnson	54,636	3,560,628
	Medtronic, Inc.	21,432	1,016,734
	Merck & Company, Inc.	41,045	2,391,282
	Pfizer, Inc.	130,821	3,219,505
			15,494,897
INDUSTRIALS — 12.0%
	3M Company	13,490	1,164,996
	The Boeing Company	14,822	1,461,301
	Burlington Northern Santa Fe Corporation	5,623	490,044
	Caterpillar, Inc.	12,110	903,527
	FedEx Corporation	5,790	598,339
	General Dynamics Corporation	7,628	693,843
+	General Electric Company	193,514	7,965,036
	Honeywell International, Inc.	14,170	856,010
	Norfolk Southern Corporation	7,467	385,671
	Raytheon Company	8,248	524,655
	Rockwell Automation, Inc.	2,878	198,237
	Tyco International Limited.	9,413	387,533
	United Parcel Service - Class B	19,780	1,485,478
	United Technologies Corporation	18,726	1,434,224
			18,548,894
INFORMATION TECHNOLOGY — 18.9%
*	Apple, Inc.	16,400	3,115,180
*	Cisco Systems, Inc.	114,995	3,801,735
*	Dell, Inc.	42,890	1,312,434
*	EMC Corporation	39,609	1,005,673
*	Google, Inc.	4,400	3,110,800
	Hewlett-Packard Company	48,645	2,513,974
	Intel Corporation	110,302	2,967,124
	International Business Machines Corporation	25,688	2,982,891
	Microsoft Corporation	152,248	5,604,249
*	Oracle Corporation	74,397	1,649,381
	Texas Instruments, Inc.	26,973	879,320
*	Xerox Corporation	17,682	308,374
			29,251,135
MATERIALS — 2.0%
	Alcoa, Inc.	16,660	659,569

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

S&P 100 INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2007

	Number
	of Shares	Market
	or Par Value	Value
COMMON STOCKS (Continued)

MATERIALS (Continued)
Allegheny Technologies, Inc.	1,873	$191,364
Dow Chemical Company	17,935	807,792
DuPont (E.I.) de Nemours and Company	17,388	860,880
International Paper Company	8,122	300,189
Weyerhaeuser Company	4,052	307,587
		3,127,381
TELECOMMUNICATION — 5.3%
AT&T, Inc.	115,139	4,811,659
Sprint Nextel Corporation	53,770	919,467
Verizon Communications	54,850	2,526,940
		8,258,066
UTILITIES — 1.7%
* The AES Corporation	12,590	269,552
American Electric Power Company, Inc.	7,501	361,623
Entergy Corporation	3,693	442,680
Exelon Corporation	12,776	1,057,597
Southern Company	14,329	525,300
		2,656,752
Total Common Stocks
(Cost $84,500,710)		153,210,818

SHORT-TERM INVESTMENTS — 2.4%

ABS STUDENT LOANS — 0.1%
\ NEBHLP 1993-1 Series A2 AW0
5.10%, due 11-08-2007	232,314	232,314
		232,314
BANKERS ACCEPTANCE — 0.1%
\ Bank of America, NA BA
4.99%, due 11-19-2007	79,544	78,899
\ Bank of America, NA BA
4.969%, due 11-02-2007	106,446	106,037
		184,936
CERTIFICATE OF DEPOSIT — 0.2%
\ Bank Nova Scotia Yankee CD
5.06%, due 01-16-2008	105,316	105,316
\ Barclays Bank NY CD
5.16%, due 01-22-2008	193,595	193,595
		298,911
COMMERCIAL PAPER — 0.3%
\ Cooperative Assn Tractor DCP
5.055%, due 11-06-2007	77,438	77,362
\ FPL Group Capital Inc
4.852%, due 11-14-2007	19,360	19,312
\ Morgan St Dean Witter CP
5.008%, due 02-14-2008	154,876	154,876
\ Queens Health Systems 4(2)144A
5.279%, due 01-15-2008	232,314	228,858
		480,408
CORPORATE NOTE — 0.3%
\ General Electric Capital
5.098%, due 05-19-2008	77,438	77,438
\ Merrill Lynch & Co.
5.003%, due 07-07-2008	232,314	232,654
\ National City Bank
5.011%, due 04-18-2008	170,364	170,468
		480,560
MASTER NOTE — 0.3%
\ Bear Stearns and Company
5.138%, due 11-07-2007	193,595	193,595
\ JP Morgan Securities
5.038%, due 11-15-2007	193,595	193,595
		387,190
REPURCHASE AGREEMENT — 0.1%
\ Bank of America Securities LLC
Triparty Repurchase Agreement
4.80%, Due 11-01-2007,
collateralized by Federal National
Mortgage Association Discount Note,
due 01-28-2008	180,083	180,083
		180,083
MONEY MARKET — 1.0%
Highmark Diversified Money
Market Fund, Fiduciary Shares	1,430,182	1,430,181
Total Short-Term Investments
(Cost $3,674,583)		3,674,583

TOTAL INVESTMENTS — 101.5%
(Cost $88,175,293)		156,885,401
LESS COLLATERAL HELD FOR
SECURITIES ON LOAN — (1.4)%		(2,244,402)
OTHER LIABILITIES,
LESS OTHER ASSETS — (0.1)%		(134,641)
NET ASSETS — 100.0%		$154,506,358

*	Non-income producing
+	Portion of security designated as collateral against futures and options
#	All or a portion of security is on loan
\	Security purchased with cash received to collateralize loaned securities

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

WISCONSIN TAX-EXEMPT FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

	Principal	Market
Description	Amount	Value

LONG-TERM TAX-EXEMPT SECURITIES — 95.6%

GEORGIA — 0.1%
Newnan, Georgia, New Public Housing Authority, 5.00%, due 04-01-2012(10)	250,000	$264,593

GUAM — 3.7%
Guam Power Authority Revenue Bonds, 1999 Series A,
5.125%, due 10-01-2029(7)	5,815,000	5,970,086
5.25%, due 10-01-2009(1)	250,000	258,315

ILLINOIS — 1.0%
Peoria, Illinois, New Public Housing Authority,
5.00%, due 06-01-2012(10)	300,000	318,138
4.875%, due 10-01-2008(10)	1,380,000	1,397,623

MASSACHUSETTS — 0.7%
Massachusetts State Housing Finance Agency, Multi-Family Housing Bonds,
First Issue, 1979 Series A, (Escrowed to Maturity) 7.00%, due 04-01-2021(6)	910,000	1,149,830

NEVADA — 0.2%
Las Vegas, Nevada, New Public Housing Authority, 5.00%, due 01-01-2012(10)	255,000	269,107

NEW JERSEY — 0.2%
Newark, New Jersey, New Public Housing Authority, 5.25%, due 04-01-2009(10)	285,000	292,008

NEW YORK — 0.3%
New York, New York, New Public Housing Authority, 5.00%, due 01-01-2012(10)	200,000	211,064

Poughkeepsie, New York, New Public Housing Authority, 5.25%, due 04-01-2010(10)	225,000	234,160

NORTH CAROLINA — 0.4%
Durham, North Carolina, New Public Housing Authority,
5.125%, due 12-01-2013(10)	210,000	224,761
5.00%, due 02-01-2012(10)	400,000	422,536

OHIO — 0.6%
Youngstown, Ohio, New Public Housing Authority,
5.00%, due 05-01-2012(10)	300,000	317,814
5.00%, due 05-01-2011(10)	515,000	539,869
4.875%, due 05-01-2010(10)	200,000	206,644

PENNSYLVANIA — 0.3%
Allentown, Pennsylvania, New Public Housing Authority, 4.875%, due 05-01-2011(10)	270,000	281,939

Clinton County, Pennsylvania, New Public Housing Authority, 5.25%, due 11-01-2007(10)	200,000	200,000

PUERTO RICO — 8.5%
Puerto Rico Public Buildings Authority Revenue Refunding, Government Facilities, Series H, 5.50%, due 07-01-2017(1)	1,250,000	1,411,712

Puerto Rico Public Buildings Authority Revenue Refunding, Series L, 5.50%, due 07-01-2021(8)	500,000	571,485

Commonwealth of Puerto Rico, Electric & Power Authority, Series UU, 5.000%, due 07-01-2020(4)	1,000,000	1,069,470

Commonwealth of Puerto Rico General Obligation Unlimited, Series A
5.50%, due 07-01-2020(7)	1,020,000	1,157,680
5.50%, due 07-01-2017(8)	1,130,000	1,276,188

Commonwealth of Puerto Rico, Highway & Transportation, Series E, 5.50%, due 07-01-2023(4)	1,120,000	1,280,194

Commonwealth of Puerto Rico, Highway & Transportation, Grant Antic Revenue 5.00%, due 09-15-2020(7)	780,000	822,042

Commonwealth of Puerto Rico, Municipal Finance Agency, Series A, 5.00%, due 08-01-2030(4)	880,000	917,189

Commonwealth of Puerto Rico, Municipal Finance Agency, Series C, 5.25%, due 08-01-2023(2)	1,000,000	1,115,060

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

WISCONSIN TAX-EXEMPT FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2007

	Principal	Market
Description	Amount	Value

LONG-TERM TAX-EXEMPT SECURITIES (Continued)

PUERTO RICO (Continued)
Commonwealth of Puerto Rico Public Improvement Revenue Refunding, Unrefunded Balance
5.125%, due 07-01-2030(4)	1,215,000	$1,253,892
5.25%, due 07-01-2027(4)	755,000	783,894

Commonwealth of Puerto Rico Public Improvement Revenue Refunding
5.125%, prerefunded 07-01-2011 at 100(4)	1,285,000	1,359,633
5.25%, prerefunded 07-01-2011 at 100(4)	1,205,000	1,280,120

SOUTH CAROLINA — 0.1%
Marion, South Carolina, New Public Housing Authority, 4.875%, due 09-01-2010(10)	200,000	207,484

TENNESSEE — 0.1%
Nashville, Tennessee, New Public Housing Authority, 5.00%, due 08-01-2010(10)	190,000	197,522

TEXAS — 0.2%
Waco, Texas, New Public Housing Authority, 4.875%, due 12-01-2009(10)	340,000	349,670

VIRGIN ISLANDS — 6.1%
Virgin Islands, Public Finance Authority Gross Tax Receipts Revenue
5.00%, due 10-01-2027(11)	2,000,000	2,101,080
5.00%, due 05-01-2024	2,500,000	2,643,425
5.00%, due 10-01-2023(11)	1,000,000	1,059,650
5.00%, due 10-01-2021(11)	2,000,000	2,131,560

Virgin Islands Water and Power Authority Revenue Bonds, Water System Revenue Refunding,
5.25%, due 07-01-2012(7)	255,000	263,968

Virgin Islands Water and Power Authority Revenue Bonds, Electric System Revenue,
5.00%, due 07-01-2010(1)	470,000	488,556
5.00%, due 07-01-2009(1)	1,500,000	1,537,770

WISCONSIN — 73.1%
Appleton, Wisconsin, Redevelopment Authority Fox Cities Performing Arts Project,
4.85%, due 09-01-2019 (LOC: Associated Bank, N.A.)	435,000	443,017
4.75%, due 09-01-2017 (LOC: Associated Bank, N.A.)	360,000	368,694

Ashland, Wisconsin, Housing Authority Student Housing Revenue, Northland College Project, 5.10%, due 04-01-2018	500,000	503,305

Ashwaubenon, Wisconsin, Community Development Authority Lease Revenue, Arena Project, Series A,
5.80%, prerefunded 06-01-2009 at 100	1,370,000	1,420,306
5.70%, prerefunded 06-01-2009 at 100	410,000	424,432
5.20%, prerefunded 06-01-2009 at 100	200,000	205,522

Ashwaubenon, Wisconsin, Community Development Authority Revenue Refunding, Arena Project,
5.00%, due 06-01-2023	925,000	957,800
5.20%, due 06-01-2022	500,000	524,615
5.05%, due 06-01-2019	1,030,000	1,073,878
4.70%, due 06-01-2015	500,000	516,590

Village of Blue Mounds, Wisconsin (Dane County), Community Development Lease Revenue, 4.75%, due 04-01-2023	250,000	253,625

Burlington, Wisconsin Racine and Walworth Counties, Community Development Lease Revenue Refunding, Series 2005,
4.10%, due 04-01-2017	750,000	743,625
4.00%, due 04-01-2016	200,000	198,024

Butler, Wisconsin Community Development Authority Lease Revenue Refunding, 4.125%, due 09-01-2019	275,000	272,574

Cudahy, Wisconsin, Community Development Authority Redevelopment Lease Revenue, 5.10%, prerefunded 06-01-2009 at 100	2,430,000	2,492,670

Cudahy, Wisconsin, Community Development Authority Redevelopment Lease Revenue, dated 08-01-1999
5.125%, due 06-01-2019	1,595,000	1,636,741
4.70%, due 06-01-2009	150,000	152,611

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

WISCONSIN TAX-EXEMPT FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2007

	Principal	Market
Description	Amount	Value

LONG-TERM TAX-EXEMPT SECURITIES (Continued)

WISCONSIN (Continued)
Cudahy, Wisconsin, Community Development Authority Redevelopment Lease Revenue, unrefunded balance, 5.00%, due 06-01-2014	170,000	$173,366

Cudahy, Wisconsin, Community Development Authority Redevelopment Lease Revenue, dated 12-01-2002, 4.00%, due 06-01-2012	100,000	101,165

Cudahy, Wisconsin, Community Development Authority Redevelopment Lease Revenue, dated 11-01-2003
3.65%, due 06-01-2013	200,000	198,602
3.30%, due 06-01-2011	175,000	172,627
3.00%, due 06-01-2010	125,000	122,589

Cudahy, Wisconsin, Community Development Authority Lease Revenue Refunding, Series 2005
3.25%, due 06-01-2011	250,000	245,942
3.00%, due 06-01-2010	250,000	244,895

Cudahy, Wisconsin, Community Development Authority Lease Revenue Refunding, Series 2006, 4.25%, due 06-01-2017	500,000	506,805

Eau Claire, Wisconsin, Housing Authority Housing Revenue Refunding,
London Hill Townhouses Project, Series A, 6.25%, due 05-01-2015	510,000	510,785

Fontana-on-Geneva Lake, Wisconsin (Walworth County) Redevelopment Lease Revenue Series 2005,
4.375%, due 06-01-2022	500,000	487,615
4.20%, due 06-01-2018	100,000	97,990

Glendale, Wisconsin, Community Development Authority Lease Revenue, Tax Increment District No. 7,
Series A, 5.40%, prerefunded 09-01-2008 at 100	3,275,000	3,326,712

Glendale, Wisconsin, Community Development Authority Lease Revenue, Tax Increment District No. 7,
4.875%, due 09-01-2019	1,000,000	1,021,070
4.75%, due 09-01-2017	1,250,000	1,277,962

Glendale, Wisconsin, Community Development Authority Lease Revenue Refunding, Tax Increment District No. 7,
4.50%, due 09-01-2018	2,000,000	2,022,360
4.35%, due 09-01-2016	1,000,000	1,006,870

Glendale, Wisconsin Community Development Authority Lease Revenue,
Series 2004A, (Bayshore Public Parking Facility), 5.00%, due 10-01-2024	1,500,000	1,564,830

Glendale, Wisconsin Community Development Authority Lease Revenue,
Series 2005A, (Bayshore Public Parking Facility), 4.75%, due 10-01-2027	1,000,000	1,005,850

Grant County, Wisconsin, Housing Authority Revenue Refunding, Orchard Manor Project,
5.35%, due 07-01-2026	1,000,000	1,003,180
5.25%, due 07-01-2018	500,000	501,555

Green Bay/Brown County Professional Football Stadium District Sales Tax Revenue, Lambeau Field Renovation Project,
5.00%, due 02-01-2019(1)	2,500,000	2,569,725
4.90%, due 02-01-2016(1)	1,015,000	1,047,104
4.85%, due 02-01-2015(1)	1,020,000	1,053,232

Green Bay, Wisconsin, Housing Authority Housing Revenue Student Housing, University Village Housing,
Series A, 5.125%, due 04-01-2021	75,000	75,543

Green Bay, Wisconsin, Redevelopment Authority Lease Revenue, Convention Center Project,
Series A, 5.10%, due 06-01-2029	1,500,000	1,539,150

Green Bay, Wisconsin Redevelopment Authority Lease Revenue Refunding, Series 2006 (Convention Center Project),
4.30%, due 06-01-2029	1,000,000	964,510
4.20%, due 06-01-2025	1,000,000	969,720

Green Bay, Wisconsin, Redevelopment Authority Revenue, Bellin Memorial Hospital Project,
Series A, 5.50%, due 02-15-2021	400,000	411,616

Jackson, Wisconsin, Community Development Authority Revenue Refunding,
5.10%, due 12-01-2017	725,000	731,061
4.90%, due 12-01-2013	100,000	100,780
4.35%, due 12-01-2008	100,000	99,842

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

WISCONSIN TAX-EXEMPT FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2007

	Principal	Market
Description	Amount	Value

LONG-TERM TAX-EXEMPT SECURITIES (Continued)

WISCONSIN (Continued)
Johnson Creek, Wisconsin, Community Development Authority, Lease Revenue Bond, Tax Incremental District # 2,
4.85%, due 12-01-2022	200,000	$204,102

^ Johnson Creek, Wisconsin, Community Development Authority, Lease Revenue Refunding,
Tax Incremental District #3, 4.40%, due 12-01-2022	700,000	691,621

Kenosha, Wisconsin, Housing Authority Multifamily Housing, Revenue GNMA Collateralized, Villa Ciera Project,
Series A, 6.00%, due 11-20-2041(5)	1,000,000	1,019,500

Little Chute, Wisconsin, Community Development Authority Lease Revenue Refunding Bonds, Series 2004,
4.35%, due 03-01-2018	200,000	202,416
4.25%, due 03-01-2017	200,000	202,760

Madison, Wisconsin, Community Development Authority Revenue Quarters, 2nd Mortgage,
5.875%, (variable after 07-01-2011) due 07-01-2016(6)	170,000	170,111

Madison, Wisconsin, Community Development Authority Revenue, Meriter Retirement Services, Inc. Project, 6.125%, due 12-01-2019	1,500,000	1,501,125

Madison, Wisconsin, Community Development Authority Revenue, Fluno Center Project,
5.00%, due 11-01-2020 (LOC: Northern Trust Company)	3,050,000	3,087,240

Mayville, Wisconsin Community Development Lease Revenue Refunding, Series 2005,
4.15%, due 04-01-2017	175,000	175,385
3.90%, due 04-01-2015	200,000	199,994
3.80%, due 04-01-2014	300,000	299,316
3.65%, due 04-01-2013	175,000	173,892

Medford, Wisconsin, Community Development Lease Revenue Refunding, Series 2004A,
4.60%, due 12-01-2021	245,000	246,156
4.55%, due 12-01-2020	230,000	231,088
4.50%, due 12-01-2019	220,000	220,807

Middleton, Wisconsin, Community Development Authority Lease Revenue, Series A,
4.55%, due 10-01-2018	500,000	509,000
4.35%, due 10-01-2017	1,630,000	1,654,401

Milton, Wisconsin, Community Development Authority, (Rock County), Lease Revenue,
4.60%, due 04-01-2026	360,000	361,732
4.50%, due 04-01-2021	125,000	125,779

Milwaukee, Wisconsin, Redevelopment Authority Development Revenue Refunding, 2430 West Wisconsin Avenue Project,
3.60%, due 03-01-2014(4)	310,000	307,219
3.50%, due 03-01-2013(4)	645,000	638,485
3.40%, due 03-01-2012(4)	480,000	474,845
3.25%, due 03-01-2011(4)	500,000	490,125
3.00%, due 03-01-2010(4)	230,000	226,230

Milwaukee, Wisconsin Redevelopment Authority Development Revenue Refunding Marquette University Project,
4.35%, due 11-01-2018(8)	500,000	506,260
4.25%, due 11-01-2017(8)	1,000,000	1,012,560
4.15%, due 11-01-2016(8)	1,275,000	1,289,318

Milwaukee, Wisconsin Redevelopment Authority Lease Revenue Series 2005A, (Milwaukee Public Schools-Congress, Graig and Fratney),
4.60%, due 08-01-2022	500,000	506,140
4.50%, due 08-01-2020	500,000	503,490

Milwaukee, Wisconsin, Redevelopment Authority Revenue Bonds, Milwaukee Public Schools-Neighborhood Schools Initiative,
4.125%, due 08-01-2018(1)	2,010,000	2,015,507
4.10%, due 08-01-2017(1)	1,000,000	1,006,560
4.00%, due 08-01-2016(1)	1,000,000	1,005,050
3.80%, due 08-01-2014(1)	1,000,000	1,002,000
3.65%, due 08-01-2013(1)	2,000,000	1,993,760
3.25%, due 08-01-2011(1)	500,000	491,475

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

WISCONSIN TAX-EXEMPT FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2007

	Principal	Market
Description	Amount	Value

LONG-TERM TAX-EXEMPT SECURITIES (Continued)

WISCONSIN (Continued)
Milwaukee, Wisconsin, Redevelopment Authority Milwaukee School of Engineering Project,
Series B, 3.50%, due 07-01-2009 (LOC: Marshall & Ilsley)	250,000	$249,475

Milwaukee, Wisconsin Redevelopment Authority Mortgage Revenue Refunding Schlitz Park Project, Series A, 5.50%, due 01-01-2017	2,375,000	2,356,475

Milwaukee, Wisconsin Redevelopment Authority Mortgage Revenue Refunding Schlitz Park Project, Series B, 5.60%, due 01-01-2015	1,845,000	1,846,882

Milwaukee, Wisconsin Redevelopment Authority Revenue Summerfest Project,
4.95%, due 08-01-2020	1,250,000	1,286,850
4.85%, due 08-01-2017	500,000	515,295
4.80%, due 08-01-2016	500,000	514,785
4.70%, due 08-01-2015	500,000	513,765

Milwaukee, Wisconsin Redevelopment Authority Development Revenue Refunding YMCA of Metropolitan Milwaukee Inc. Project,
5.10%, due 12-01-2023 (LOC: Marshall & Ilsley)	1,000,000	1,000,550

Milwaukee, Wisconsin Redevelopment Authority Revenue YWCA of Greater Milwaukee Project, Series A,
5.30%, due 06-01-2029 (LOC: Marshall & Ilsley)	1,800,000	1,836,846
5.25%, due 06-01-2019 (LOC: Marshall & Ilsley)	430,000	439,378

Milwaukee, Wisconsin Redevelopment Authority Revenue YWCA of Greater Milwaukee Project, Series B,
5.20%, due 06-01-2029 (LOC: St. Francis Bank, FSB)	355,000	362,281
5.15%, due 06-01-2019 (LOC: St. Francis Bank, FSB)	200,000	204,770

Muskego Wisconsin Community Development Authority Community Development Lease Revenue, Series 2003,
4.00%, due 06-01-2018	75,000	72,556
3.90%, due 06-01-2017	110,000	106,936
3.80%, due 06-01-2016	100,000	96,331

Neenah, Wisconsin Community Development Authority Lease Revenue, Series 2004A,
4.70%, due 12-01-2028	1,250,000	1,254,437
5.125%, due 12-01-2023	1,000,000	1,047,330
4.30%, due 12-01-2020	1,000,000	1,005,430

New Berlin Wisconsin Housing Authority Revenue Capital Appreciation, Apple Glen Project, Series A,
Zero %, due 05-01-2010	70,000	64,005
Zero %, due 11-01-2009	65,000	60,607
Zero %, due 05-01-2009	70,000	66,427
Zero %, due 11-01-2007	65,000	65,000

North Fond du Lac. Wisconsin Redevelopment Lease Revenue Refunding, Series 2005, 4.35%, due 12-01-2017	325,000	323,157

Oak Creek, Wisconsin Housing Authority Revenue Refunding, Wood Creek Project,
5.625%, due 07-20-2029(5)	2,205,000	2,206,874
5.50%, due 07-20-2019(5)	1,000,000	1,000,840

Oak Creek, Wisconsin Housing Authority Revenue Capital Appreciation, Wood Creek Project,
Zero %, due 01-20-2014(5)	60,000	42,212
Zero %, due 07-20-2013(5)	125,000	90,584
Zero %, due 01-20-2013(5)	125,000	93,175
Zero %, due 01-20-2012(5)	65,000	50,922
Zero %, due 07-20-2011(5)	125,000	100,184
Zero %, due 01-20-2011(5)	125,000	103,695

Onalaska, Wisconsin, Community Development Authority Lease Revenue,
4.15%, due 10-01-2016	200,000	202,188
4.00%, due 10-01-2015	100,000	100,783
3.90%, due 10-01-2014	100,000	100,785
3.65%, due 10-01-2012	100,000	100,176

Oostburg, Wisconsin Community Development Authority Lease Revenue,
4.40%, due 05-01-2022	110,000	109,300
4.35%, due 05-01-2021	105,000	104,364

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

WISCONSIN TAX-EXEMPT FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2007

	Principal	Market
Description	Amount	Value

LONG-TERM TAX-EXEMPT SECURITIES (Continued)

WISCONSIN (Continued)
Oshkosh, Wisconsin Housing Authority Revenue, GNMA Collateralized, VNA Assisted Living Inc. Project,
5.75%, due 09-20-2038(5)	1,260,000	$1,262,432
5.45%, due 09-20-2017(5)	125,000	125,231

Schofield, Wisconsin Community Development Authority, Redevelopment Lease Revenue Refunding Bond, Series 2004
4.60%, due 10-01-2017	100,000	101,236
4.50%, due 10-01-2015	100,000	101,479

Sheboygan, Wisconsin Housing Authority Multifamily Revenue Refunding, GNMA Collateralized, Lake Shore
Apartments Project, Series A, 5.10%, due 11-20-2026(5)	1,000,000	1,001,380

Slinger, Wisconsin Redevelopment Authority Lease Revenue Refunding, 4.70%, due 09-01-2012	400,000	400,332

Southeast Wisconsin Professional Baseball Park District League Capital Appreciation Certificate of Participation,
Zero %, due 12-15-2017(7)	1,000,000	660,130
Zero %, due 12-15-2015(7)	970,000	707,421

Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue Refunding, Series A,
++ 5.50%, due 12-15-2026(7)	2,510,000	2,825,607
5.50%, due 12-15-2018(7)	250,000	281,450

Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue, Series 2001A, 5.10%, due 12-15-2029(7)	275,000	289,803

Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue Refunding, Junior Lien, Series B, 5.50%, due 12-15-2009(7)	615,000	640,689

Sturgeon Bay, Wisconsin Waterfront Redevelopment Authority Lease Revenue Series A, 5.20%, due 10-01-2021	1,000,000	1,015,620

Sturgeon Bay, Wisconsin Waterfront Redevelopment Authority Lease Revenue Series 2006A,
4.50%, due 10-01-2021	500,000	499,470
4.35%, due 10-01-2018	1,100,000	1,091,475

Sturgeon Bay, Wisconsin Waterfront Redevelopment Authority Lease Revenue Series B-ACA-CBI,
5.15%, due 10-01-2020	500,000	507,365
5.00%, due 10-01-2017	1,000,000	1,013,400

Sun Prairie, Wisconsin Community Development Authority Lease Revenue, Series 2003,
4.50%, due 08-01-2021	150,000	151,427
4.40%, due 08-01-2020	150,000	151,050

Sun Prairie, Wisconsin Community Development Lease Revenue, Series 2005, (Tax Incremental District No. 8),
4.35%, due 08-01-2022	975,000	973,889
4.30%, due 08-01-2021	975,000	973,937

Verona, Wisconsin (Dane County), Community Development Authority Community Development Lease Revenue,
4.25%, due 12-01-2021	50,000	48,910
4.20%, due 12-01-2020	50,000	49,208
4.00%, due 12-01-2018	50,000	48,904
3.90%, due 12-01-2017	100,000	98,199
3.80%, due 12-01-2016	100,000	97,744

Verona, Wisconsin, Community Development Authority, Community Development Lease Revenue, 2004 Series,
4.85%, due 02-01-2022	200,000	205,290
4.80%, due 02-01-2020	100,000	102,374

Verona, Wisconsin, Community Development Authority, Community Development Lease Revenue,
Series A, 5.50%, due 06-01-2017	445,000	445,632

Walworth County, Wisconsin Housing Authority Housing Revenue, Kiwanis Heritage Senior Apartments Project,
5.70%, due 03-01-2039(3)	460,000	461,104

Waterford, Wisconsin Community Development Lease Revenue Refunding, Series 2005, 4.65%, due 10-01-2020	750,000	755,700

Watertown, Wisconsin Community Development Authority Redevelopment Lease Revenue, Series A, 5.00%, due 05-01-2018	750,000	763,013

Watertown, Wisconsin Community Development Authority Revenue Bonds, Series 2006A, 4.70%, due 10-01-2025	600,000	620,412

Waukesha, Wisconsin Housing Authority Revenue Refunding, Oak Hills Terrace Project, Series A, 4.50%, due 12-01-2027	725,000	703,823

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

WISCONSIN TAX-EXEMPT FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2007

	Principal	Market
Description	Amount	Value

LONG-TERM TAX-EXEMPT SECURITIES (Continued)

WISCONSIN (Continued)
Waukesha, Wisconsin Redevelopment Authority Development Revenue, Avalon Square, Inc. Project, 5.00%, due 06-20-2021(5)	1,000,000	$1,037,130

Waupaca, Wisconsin, Community Development Authority, Community Lease Revenue Bond, Series A,
4.60%, due 04-01-2017	300,000	308,193
4.50%, due 04-01-2016	100,000	102,570

Waupaca, Wisconsin, Community Development Authority, Lease Revenue, Series 2003A,
4.50%, due 04-01-2017	200,000	203,254
4.40%, due 04-01-2016	200,000	202,488
4.20%, due 04-01-2014	100,000	101,009

Wauwatosa, Wisconsin Housing Capital Appreciation Revenue Refunding, Hawthorne Terrace Project, Series A,
Zero %, due 11-01-2010	100,000	89,806
Zero %, due 05-01-2010	105,000	96,007
Zero %, due 11-01-2009	100,000	93,241
Zero %, due 05-01-2009	105,000	99,641
Zero %, due 11-01-2008	100,000	96,599
Zero %, due 05-01-2008	105,000	103,219

Wauwatosa, Wisconsin Redevelopment Authority Lease Revenue, 5.65%, due 12-01-2015	750,000	751,103

West Bend, Wisconsin Redevelopment Authority Lease Revenue,
4.65%, due 10-01-2028	250,000	248,668
4.60%, due 10-01-2025	150,000	150,983
4.55%, due 10-01-2024	250,000	251,310
4.50%, due 10-01-2023	250,000	250,155

Weston, Wisconsin Community Development Authority Lease Revenue,
4.45%, due 10-01-2019	500,000	504,635
4.35%, due 10-01-2018	500,000	504,130

Weston, Wisconsin Community Development Lease Revenue, Series 2004A,
4.70%, due 10-01-2021	1,230,000	1,250,258
4.40%, due 10-01-2018	500,000	498,265
4.25%, due 10-01-2017	200,000	199,354
4.10%, due 10-01-2016	500,000	494,105

Weston, Wisconsin Community Development Lease Revenue, Series 2004B,
4.75%, due 10-01-2023	140,000	142,135
4.75%, due 10-01-2022	130,000	132,214

Weston, Wisconsin Community Development Authority Lease Revenue, Series 2007A,
4.625%, due 10-01-2025	825,000	829,859
4.50%, due 10-01-2021	100,000	100,632

Winnebago County, Wisconsin Housing Authority 1st Mortgage Revenue Refunding, Section 8 Assisted Housing Project,
5.625%, due 05-01-2010(6)	135,000	135,336
5.625%, due 05-01-2009(6)	125,000	125,214
5.625%, due 05-01-2008(6)	120,000	120,316

Winnebago County, Wisconsin Housing Authority Housing Revenue, Series A,
7.125%, due 03-01-2022	380,000	382,029
6.875%, due 03-01-2012	115,000	115,595

Winneconne. Wisconsin Community Development Authority (Winnebago County) Lease Revenue Bond,
4.20%, due 04-01-2024	150,000	141,408
4.40%, due 04-01-2022	335,000	331,114

Wisconsin Center District Capital Appreciation Senior Dedicated Tax Revenue, Zero %, due 12-15-2026(7)	2,500,000	1,025,025

Wisconsin Center District Junior Dedicated Tax Revenue Refunding, 5.25%, due 12-15-2023(4)	1,085,000	1,207,768

Wisconsin Dells, Wisconsin Community Development Authority Lease Revenue, 5.00%, due 09-01-2024	110,000	111,815

Wisconsin Dells, Wisconsin Community Development Authority Lease Revenue,Series 2006, 5.00%, due 03-01-2022	1,500,000	1,561,005

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

WISCONSIN TAX-EXEMPT FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2007

	Principal	Market
Description	Amount	Value

LONG-TERM TAX-EXEMPT SECURITIES (Continued)

WISCONSIN (Continued)
Wisconsin Dells, Wisconsin Community Development Authority Lease Revenue,Series 2005, 4.60%, due 03-01-2025	1,200,000	$1,211,076

Wisconsin Dells, Wisconsin Community Development Lease Revenue, Series 2007A,
4.45%, due 03-01-2025	300,000	299,982
4.30%, due 03-01-2022	225,000	222,381

Wisconsin Housing and Economic Development Authority, Housing Revenue, Series 2005E,
4.90%, due 11-01-2035(9)	1,650,000	1,630,167
4.70%, due 11-01-2025(9)	275,000	272,036

Wisconsin Housing and Economic Development Authority, Housing Revenue, Series 2006B
4.40%, due 05-01-2037	500,000	469,145
4.30%, due 05-01-2027	1,000,000	955,450

Wisconsin Housing Finance Authority Revenue,
6.10%, prerefunded 12-01-2017 at 100	1,175,000	1,318,362
6.10%, prerefunded 12-01-2017 at 100	1,100,000	1,241,438

Wrightstown, Wisconsin Community Development Authority Revenue, 6.00%, prerefunded 06-01-2008 at 100	300,000	304,323

Total Long-Term Tax-Exempt Securities (Cost $157,792,872)		160,818,996

SHORT-TERM TAX-EXEMPT SECURITIES — 3.7%

DEMAND NOTES — 3.2%
Green Bay/Brown Cty, Wisconsin Professional Football Stadium District
Wisconsin Sales Tax Revenue, (Lambeau Field Renovation Project) Series B,
3.34%, weekly reset, due 02-01-2031(1)	150,000	150,000
3.34%, weekly reset, due 02-01-2030(1)	110,000	110,000

Madison, Wisconsin Community Development Authority Monticello Apartments,
3.46%, weekly reset, due 04-01-2023 (LOC: Marshall & Ilsley)	185,000	185,000

Milwaukee, Wisconsin Redevelopment Authority Hartlove Place Project, Series 2007
3.46%, weekly reset, due 06-01-2037 (LOC: Citizens Bank)	500,000	500,000

Milwaukee, Wisconsin Redevelopment Authority Library Hill Project
3.41%, weekly reset, due 08-01-2023 (LOC: U.S. Bank, N.A.)	390,000	390,000

Milwaukee, Wisconsin Redevelopment Authority United Community Center Project
3.46%, weekly reset, due 10-01-2022 (LOC: U.S. Bank, N.A.)	200,000	200,000

Milwaukee, Wisconsin Redevelopment Authority University of Wisconsin, Kenilworth Project
3.41%, weekly reset, due 09-01-2040 (LOC: Depfa Bank, PLC)	2,170,000	2170000

Milwaukee, Wisconsin Redevelopment Authority University of Wisconsin, Riverwest Student Housing
3.23%, weekly reset, due 10-01-2036 (LOC: Marshall & Ilsley)	1,225,000	1,225,000

Wisconsin Housing and Economic Development Authority Multifamily Housing, Series A
3.23%, weekly reset, due 10-01-2036 (LOC: Depfa Bank, PLC)	145,000	145,000

Wisconsin Housing and Economic Development Authority Multifamily Housing, Series B
3.23%, weekly reset, due 10-01-2036 (LOC: Depfa Bank, PLC)	155,000	155,000

Wisconsin Housing and Economic Development Authority Multifamily Housing, Pres House Project
3.41%, weekly reset, due 08-01-2046 (LOC: Associated Bank of Fond du Lac)	110,000	110,000

Total Demand Notes		5,340,000

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

WISCONSIN TAX-EXEMPT FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2007

	Principal	Market
Description	Amount	Value

SHORT-TERM TAX-EXEMPT SECURITIES (Continued)

MONEY MARKET — 0.5%
AIM Tax-Free Investments Co.- Cash Reserve Portfolio, Private Class	847,051	$847,051
Total Short-Term Tax-Exempt Securities (Cost $6,187,051)		6,187,051
TOTAL INVESTMENTS — 99.3% (Cost $163,979,923)		167,006,047
OTHER ASSETS, LESS LIABILITIES — 0.7%		1,095,389
NET ASSETS — 100.0%		$168,101,436

++	Segregated - pledged as collateral against bonds purchased on a when issued basis.
^	When-issued security
LOC: Letter of Credit
Pre-refunded bonds are backed by an escrow or trust containing U.S. Treasury Securities or are insured or guaranteed by the indicated municipal bond insurance corporation or Federal agency:
(1)	American Capital Access Holdings Ltd.
(2)	CIFG Guaranty
(3)	Federal Housing Administration
(4)	Financial Security Assurance, Inc.
(5)	Government National Mortgage Association
(6)	Housing and Urban Development Section 8
(7)	Municipal Bond Investors Assurance Corporation
(8)	XL Capital Assurance, Inc.
(9)	General Obligation of Authority
(10)	U.S. Government Guarantee Public Housing Administration
(11)	FGIC Corporation

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2007

					Dow Jones
				NYSE Arca	U.S.
	Large Cap	Equity	Geneva	Tech 100	Health Care
	Equity	Income	Growth	Index	100 Plus
Assets:
Investments:
Cost basis of investments	$3,323,697	$41,048,681	$247,870,981	$365,334,710	$46,272,122
Investments in unaffiliated securities, at value	$3,433,852	$44,801,352	$326,841,692	$444,682,707	$64,789,575
Investments in affiliated securities, at value	—	—	—	28,110	—
Total investments
(See Schedule of Investments)	3,433,852	44,801,352	326,841,692	444,710,817	64,789,575
Cash	—	—	—	—	—
Receivables:
Capital shares sold	31,251	32,231	410,519	246,341	18,620
Dividends and interest	2,899	57,831	41,815	48,665	42,096
Investments sold	—	638,727	2,487,057	2,692,413	228,396
Due from advisor	19,595	—	—	—	—
Margin variation	—	—	—	6,115	—
Total receivables	53,745	728,789	2,939,391	2,993,534	289,112
Other assets	28,401	25,634	38,242	52,504	18,570
Total assets	$3,515,998	$45,555,775	$329,819,325	$447,756,855	$65,097,257
Liabilities:
Payables:
Capital shares redeemed	$—	$189,843	$559,012	$1,537,362	$156,582
Distributions to shareholders	—	—	—	—	—
Management fees	—	8,010	158,215	99,672	29,547
Administration fees	259	3,802	21,098	32,225	5,372
Distribution and shareholder servicing fees	1,111	19,829	80,448	129,948	22,683
Other accrued expenses	21,374	28,686	92,079	241,707	64,269
Collateral on securities loaned at market value	—	—	72,589,583	63,891,302	2,360,437
Investments purchased	38,449	350,758	3,826,049	14,047	13,087
Line of Credit	—	88,018	—	—	—
Interest payable on Line of Credit	—	—	—	—	—
Total liabilities	61,193	688,946	77,326,484	65,946,263	2,651,977
Net Assets:	$3,454,805	$44,866,829	$252,492,841	$381,810,592	$62,445,280
Net Assets Consist Of:
Capital stock	3,341,822	39,969,125	160,386,026	406,874,969	41,888,007
Accumulated net investment income	30,444	13,628	—	—	250,542
Accumulated net realized gains (losses) on investments	(27,616)	1,140,741	13,136,104	(104,445,984)	1,789,278
Net unrealized appreciation (depreciation) on investments	110,155	3,743,335	78,970,711	79,381,607	18,517,453
Total net assets	$3,454,805	$44,866,829	$252,492,841	$381,810,592	$62,445,280

The accompanying notes to financial statements are an integral part of these statements.

NORTH TRACK FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
OCTOBER 31, 2007

					Dow Jones
				NYSE Arca	U.S.
	Large Cap	Equity	Geneva	Tech 100	Health Care
	Equity	Income	Growth	Index	100 Plus
Net Asset Value, Offering Price and Redemption Proceeds per Share
Class A
Net Asset Value	$2,636,945	$28,990,808	$211,652,898	$279,501,001	$22,769,735
Shares Outstanding	253,608	2,413,257	9,708,112	9,595,902	1,682,082
Redemption and Reinvestment Price	$10.40	$12.01	$21.80	$29.13	$13.54
Offering Price	$10.98	$12.68	$23.01	$30.74	$14.29
Class B
Net Asset Value		$8,590,361	$17,627,056	$54,103,011	$8,903,401
Shares Outstanding		718,975	861,832	1,999,366	690,732
Offering, Redemption and Reinvestment Price		$11.95	$20.45	$27.06	$12.89
Class C
Net Asset Value	$817,860	$7,171,022	$21,790,345	$26,945,691	$11,132,064
Shares Outstanding	78,874	600,287	1,053,166	978,131	862,912
Offering, Redemption and Reinvestment Price	$10.37	$11.95	$20.69	$27.55	$12.90
Class F
Net Asset Value				$20,632,690	$19,386,613
Shares Outstanding				701,604	1,418,660
Offering, Redemption and Reinvestment Price				$29.41	$13.67
Class R
Net Asset Value		$114,638	$1,422,542	$628,199	$253,467
Shares Outstanding		9,488	65,924	21,806	18,951
Offering, Redemption and Reinvestment Price		$12.08	$21.58	$28.81	$13.37

The accompanying notes to financial statements are an integral part of these statements.

NORTH TRACK FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
OCTOBER 31, 2007

	Dow Jones
	U.S.
	Financial	Strategic	S&P 100	Wisconsin
	100 Plus	Allocation	Index	Tax-Exempt
Assets:
Investments:
Cost basis of investments	$42,587,582	$43,358,126	$88,175,293	$163,979,923
Investments in unaffiliated securities, at value	$54,159,950	$—	$156,885,401	$167,006,047
Investments in affiliated securities, at value	—	56,430,741	—	—
Total investments
(See Schedule of Investments)	54,159,950	56,430,741	156,885,401	167,006,047
Cash	—	146,647	—	—
Receivables:
Capital shares sold	21,527	5,215	187,373	84,015
Dividends and interest	53,221	—	163,715	2,064,348
Investments sold	276,861	100,000	—	—
Due from advisor	—	3,893	—	—
Margin variation	—	—	17,010	—
Total receivables	351,609	109,108	368,098	2,148,363
Other assets	16,647	29,263	29,703	20,287
Total assets	$54,528,206	$56,715,759	$157,283,202	$169,174,697
Liabilities:
Payables:
Capital shares redeemed	$186,251	$224,875	$330,792	$70,223
Distributions to shareholders	—	—	—	130,509
Management fees	24,102	—	41,270	64,214
Administration fees	4,455	4,891	13,111	14,273
Distribution and shareholder servicing fees	18,444	31,154	50,191	42,172
Other accrued expenses	58,305	62,634	97,080	51,870
Collateral on securities loaned at market value	3,830,101	—	2,244,402	—
Investments purchased	16,328	—	—	700,000
Line of Credit	112,043	—	—	—
Interest payable on Line of Credit	—	342	—	—
Total liabilities	4,250,029	323,896	2,776,846	1,073,261
Net Assets:	$50,278,177	$56,391,863	$154,506,356	$168,101,436
Net Assets Consist Of:
Capital stock	34,713,960	40,459,341	82,129,412	167,089,102
Accumulated net investment income	539,201	—	1,194,588	4,429
Accumulated net realized gains (losses) on investments	3,463,056	2,859,907	2,461,305	(2,018,219)
Net unrealized appreciation (depreciation) on investments	11,561,960	13,072,615	68,721,053	3,026,124
Total net assets	$50,278,177	$56,391,863	$154,506,358	$168,101,436

The accompanying notes to financial statements are an integral part of this statement.

NORTH TRACK FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
OCTOBER 31, 2007

	Dow Jones
	U.S.
	Financial	Strategic	S&P 100	Wisconsin
	100 Plus	Allocation	Index	Tax-Exempt
Net Asset Value, Offering Price and Redemption Proceeds per Share
Class A
Net Asset Value	$17,838,434	$27,318,498	$128,885,430	$157,899,319
Shares Outstanding	1,353,205	2,020,066	3,141,313	15,250,200
Redemption and Reinvestment Price	$13.18	$13.52	$41.03	$10.35
Offering Price	$13.91	$14.27	$43.30	$10.73
Class B
Net Asset Value	$6,459,226	$17,943,748	$20,492,116	$3,562,398
Shares Outstanding	494,791	1,367,227	512,088	344,420
Offering, Redemption and Reinvestment Price	$13.05	$13.12	$40.02	$10.34
Class C
Net Asset Value	$9,374,616	$11,103,094	$4,835,033	$6,639,719
Shares Outstanding	721,629	845,545	119,919	641,905
Offering, Redemption and Reinvestment Price	$12.99	$13.13	$40.32	$10.34
Class F
Net Asset Value	$16,403,936
Shares Outstanding	1,238,935
Offering, Redemption and Reinvestment Price	$13.24
Class R
Net Asset Value	$201,965	$26,523	$293,779
Shares Outstanding	15,530	1,975	7,229
Offering, Redemption and Reinvestment Price	$13.00	$13.43	$40.64

The accompanying notes to financial statements are an integral part of this statement.

NORTH TRACK FUNDS, INC.

STATEMENTS OF OPERATIONS

	For the period
	May 1, 2007	For the Year Ended October 31, 2007
	(commencement of
	operations) through				Dow Jones
	October 31, 2007			NYSE Arca	U.S.
	Large Cap	Equity	Geneva	Tech 100	Health Care
	Equity	Income	Growth	Index	100 Plus
Investment income:
Dividends
Unaffiliated securities	$18,452	$1,527,665	$841,845	$1,889,954	$1,244,198
Affiliated securities	—	—	—	—	—
Interest	1,498	9,745	125,491	61,229	9,849
Security lending income - net	—	—	103,094	110,596	8,488
Total investment income	19,950	1,537,410	1,070,430	2,061,779	1,262,535
Expenses:
Investment advisory fees	7,752	228,966	1,724,233	1,185,777	374,632
Custodian fees	732	4,604	25,800	43,120	10,485
Transfer agent fees	4,322	61,016	260,382	645,450	113,334
Accounting fees	7,006	33,822	95,991	111,448	47,064
Distribution and shareholder servicing fees
Class A	2,068	63,438	472,735	677,876	62,024
Class B	—	92,650	199,915	640,601	100,916
Class C	2,102	69,403	196,674	268,751	112,772
Class R	—	618	9,117	3,892	1,498
Audit and tax fees	9,882	16,980	37,887	46,406	20,795
Legal fees	796	966	11,359	24,841	2,199
Registration	267	45,284	49,358	51,848	39,325
Communication	997	12,241	67,757	91,069	14,136
Director fees	505	2,356	23,056	56,428	11,161
Administration fees	1,038	41,632	229,900	384,310	68,115
License fees	—	15,644	—	118,581	16,425
Deferred offering	26,666	—	—	—	—
Pricing expense	3,140	9,230	5,398	8,366	8,314
Other expense	3,207	11,630	34,951	65,193	15,053
Total expenses	59,881	710,480	3,444,513	4,308,151	1,018,248
Less advisor reimbursement	(54,413)	(110,047)	—	—	(6,255)
Less broker reimbursement	—	—	—	(115,806)	—
Net expenses	16,067	600,433	3,444,513	4,308,151	1,011,993
Net investment income (loss)	3,883	936,977	(2,374,083)	(2,246,372)	250,542
Net realized gains (losses) on investments
Unaffiliated securities	(27,722)	1,393,253	14,242,988	(38,771,935)	3,500,583
Affiliated securities	—	—	—	—	—
Capital gain distributions from affiliated regulated investment companies	—	—	—	—	—
Net unrealized appreciation (depreciation) on investments	110,155	1,356,128	28,803,625	104,141,157	2,471,540
Net gains (losses) on investments	82,433	2,749,381	43,046,613	65,369,222	5,972,123
Net increase (decrease) in net assets resulting from operations	$86,316	$3,686,358	$40,672,530	$63,122,850	$6,222,665

The accompanying notes to financial statements are an integral part of these statements.

NORTH TRACK FUNDS, INC.

STATEMENTS OF OPERATIONS (Continued)

	For the Year Ended October 31, 2007
	Dow Jones
	U.S.
	Financial	Strategic	S&P 100	Wisconsin
	100 Plus	Allocation	Index	Tax-Exempt
Investment income:
Dividends
Unaffiliated securities	$1,658,847	$—	$3,276,702	$—
Affiliated securities	—	352,644	—	—
Interest	8,226	—	37,088	7,462,468
Security lending income - net	8,019	—	6,931	—
Total investment income	1,675,092	352,644	3,320,721	7,462,468
Expenses:
Investment advisory fees	341,663	64,660	624,647	820,282
Custodian fees	10,036	10,779	16,984	18,331
Transfer agent fees	88,731	144,974	248,650	79,900
Accounting fees	44,070	45,337	77,968	82,216
Distribution and shareholder servicing fees
Class A	54,845	77,440	297,157	386,540
Class B	84,388	206,013	257,507	36,101
Class C	106,344	130,975	51,172	57,980
Class R	1,357	253	2,136	—
Audit and tax fees	18,852	21,256	19,109	24,539
Legal fees	3,029	6,135	5,478	6,221
Registration	40,153	40,856	38,911	6,759
Communication	14,407	25,646	33,812	13,846
Director fees	10,341	9,432	18,650	21,524
Administration fees	62,118	64,661	149,897	164,058
License fees	16,425	—	19,974	—
Deferred organization costs	—	—	—	—
Pricing expense	7,999	868	8,351	39,226
Other expense	15,278	15,892	24,093	20,683
Total expenses	920,036	865,177	1,894,496	1,778,206
Less advisor reimbursement	(2,757)	(95,507)	(149,942)	(82,155)
Less broker reimbursement	—	—	—	—
Net expenses	917,279	769,670	1,744,554	1,696,051
Net investment income (loss)	757,813	(417,026)	1,576,167	5,766,417
Net realized gains (losses) on investments
Unaffiliated securities	3,821,762	—	2,873,660	76,610
Affiliated securities	—	2,777,856	—	—
Capital gain distributions from affiliated regulated investment companies	—	400,578	—	—
Net unrealized appreciation (depreciation) on investments	(6,397,287)	1,834,241	15,770,385	(2,219,504)
Net gains (losses) on investments	(2,575,525)	5,012,675	18,644,045	(2,142,894)
Net increase (decrease) in net assets resulting from operations	$(1,817,712)	$4,595,649	$20,220,212	$3,623,523

The accompanying notes to financial statements are an integral part of this statement.

NORTH TRACK FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the period
	May 1, 2007	For the Year Ended October 31, 2007
	(commencement of
	operations) through				Dow Jones
	October 31, 2007			NYSE Arca	U.S.
	Large Cap	Equity	Geneva	Tech 100	Health Care
	Equity	Income	Growth	Index	100 Plus
Operations:
Net investment income(loss)	$3,883	$936,977	$(2,374,083)	$(2,246,372)	$250,542
Net realized gains (losses) on investments	(27,722)	1,393,253	14,242,988	(38,771,935)	3,500,583
Capital gain distributions from affiliated regulated investment companies	—	—	—	—	—
Net unrealized appreciation (depreciation) on investments	110,155	1,356,128	28,803,625	104,141,157	2,471,540
Net increase (decrease) in net assets resulting from operations	86,316	3,686,358	40,672,530	63,122,850	6,222,665
Distributions to shareholders:
Net investment income
Class A	—	(562,208)	—	—	—
Class B	—	(157,801)	—	—	—
Class C	—	(124,519)	—	—	—
Class F	—	—	—	—	—
Class R	—	(1,790)	—	—	—
Net realized gains on investments
Class A	—	(555,950)	(755,835)	—	—
Class B	—	(209,134)	(97,581)	—	—
Class C	—	(150,706)	(80,992)	—	—
Class F	—	—	—	—	—
Class R	—	(1,658)	(4,635)	—	—
Total distributions	—	(1,763,766)	(939,043)	—	—
Capital share transactions:
Proceeds from shares issued	3,400,210	21,365,662	67,528,541	50,519,453	4,194,802
Net asset value of shares issued in distributions	—	1,552,854	878,429	—	—
Cost of shares redeemed	(31,721)	(11,420,192)	(83,800,379)	(131,704,444)	(20,707,938)
Net increase (decrease) in net assets from capital share transactions	3,368,489	11,498,324	(15,393,409)	(81,184,991)	(16,513,136)
Total increase (decrease) in net assets	3,454,805	13,420,916	24,340,078	(18,062,141)	(10,290,471)
Net assets:
Balance at beginning of period	—	31,445,913	228,152,763	399,872,733	72,735,751
Balance at end of period	$3,454,805	$44,866,829	$252,492,841	$381,810,592	$62,445,280
Accumulated net investment income at end of period	$30,444	$13,628	$—	$—	$250,542

The accompanying notes to financial statements are an integral part of this statement.

NORTH TRACK FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended October 31, 2007
	Dow Jones
	U.S.
	Financial	Strategic	S&P 100	Wisconsin
	100 Plus	Allocation	Index	Tax-Exempt
Operations:
Net investment income(loss)	$757,813	$(417,026)	$1,576,167	$5,766,417
Net realized gains (losses) on investments	3,821,762	2,777,856	2,873,660	76,610
Capital gain distributions from affiliated regulated investment companies	—	400,578	—	—
Net unrealized appreciation (depreciation) on investments	(6,397,287)	1,834,241	15,770,385	(2,219,504)
Net increase (decrease) in net assets resulting from operations	(1,817,712)	4,595,649	20,220,212	3,623,523
Distributions to shareholders:
Net investment income
Class A	(286,654)	—	(1,449,228)	(5,511,153)
Class B	(42,434)	—	(147,664)	(102,651)
Class C	(53,585)	—	(20,102)	(163,885)
Class F	(352,644)	—	—	—
Class R	(1,854)	—	(2,627)	—
Net realized gains on investments
Class A	(388,854)	(267,347)	(179,551)	—
Class B	(153,761)	(180,786)	(48,279)	—
Class C	(182,679)	(116,690)	(8,753)	—
Class F	(400,578)	—	—	—
Class R	(2,748)	(267)	(430)	—
Total distributions	(1,865,791)	(565,090)	(1,856,634)	(5,777,689)
Capital share transactions:
Proceeds from shares issued	3,210,703	5,442,186	22,895,248	23,131,733
Net asset value of shares issued in distributions	1,017,100	530,192	1,694,873	4,223,322
Cost of shares redeemed	(20,056,692)	(24,312,443)	(35,803,648)	(19,369,032)
Net increase (decrease) in net assets from capital share transactions	(15,828,889)	(18,340,065)	(11,213,527)	7,986,023
Total increase (decrease) in net assets	(19,512,392)	(14,309,506)	7,150,051	5,831,857
Net assets:
Balance at beginning of period	69,790,569	70,701,369	147,356,307	162,269,579
Balance at end of period	$50,278,177	$56,391,863	$154,506,358	$168,101,436
Accumulated net investment income at end of period	$539,201	$—	$1,194,588	$4,429

The accompanying notes to financial statements are an integral part of this statement.

NORTH TRACK FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended October 31, 2006
				Dow Jones	Dow Jones
		NYSE Arca		U.S.	U.S.
	S&P 100	Tech 100	Equity	Health Care	Financial	Strategic	Geneva	Wisconsin
	Index	Index	Income*	100 Plus	100 Plus	Allocation	Growth	Tax-Exempt
Operations:
Net investment income (loss)	$1,472,965	$(2,722,761)	$491,357	$(69,056)	$777,896	$(516,708)	$(1,691,242)	$5,584,532
Net realized gains (losses) on investments	2,113,417	(60,577,488)	515,838	(723,589)	1,093,552	703,168	1,136,341	92,861
Capital gain distributions from affiliated
regulated investment companies	—	—	—	—	—	396,626	—	—
Net unrealized appreciation
on investments	18,785,467	88,215,409	2,841,833	7,220,041	9,389,737	6,246,440	18,364,243	1,998,196
Net increase in net assets
resulting from operations	22,371,849	24,915,160	3,849,028	6,427,396	11,261,185	6,829,526	17,809,342	7,675,589
Distributions to shareholders:
Net investment income
Class A	(1,293,371)	—	(312,425)	—	(288,456)	—	—	(5,345,995)
Class B	(94,316)	—	(95,371)	—	(44,998)	—	—	(101,202)
Class C	(12,321)	—	(52,250)	—	(61,537)	—	—	(122,065)
Class F	—	—	—	—	(352,069)	—	—	—
Class R	(40)	—	(277)	—	—	—	—	—
Net realized gains on investments
Class A	—	—	(52,981)	(335,394)	(137,127)	(42,882)	—	—
Class B	—	—	(19,034)	(144,691)	(57,112)	(29,411)	—	—
Class C	—	—	(8,866)	(132,761)	(63,564)	(20,286)	—	—
Class F	—	—	—	(257,600)	(139,025)	—	—	—
Class R	—	—	(1)	(80)	—	—	—	—
Total distributions	(1,400,048)	—	(541,205)	(870,526)	(1,143,888)	(92,579)	—	(5,569,262)
Capital share transactions:
Proceeds from shares issued	6,503,639	70,380,792	18,187,767	9,278,495	8,696,209	14,606,676	109,941,572	17,887,416
Net asset value of shares
issued in distributions	1,283,537	—	454,043	575,469	607,647	86,116	—	4,051,961
Cost of shares redeemed	(44,277,475)	(128,650,336)	(2,980,331)	(19,404,262)	(13,885,285)	(18,410,519)	(34,906,208)	(19,603,184)
Net increase (decrease) in net assets
from capital share transactions	(36,490,299)	(58,269,544)	15,661,479	(9,550,298)	(4,581,429)	(3,717,727)	75,035,364	2,336,193
Total increase (decrease)
in net assets	(15,518,498)	(33,354,384)	18,969,302	(3,993,428)	5,535,868	3,019,220	92,844,706	4,442,520
Net assets:
Balance at beginning of period	162,874,805	433,227,117	12,476,611	76,729,179	64,254,701	67,682,149	135,308,057	157,827,059
Balance at end of period	$147,356,307	$399,872,733	$31,445,913	$72,735,751	$69,790,569	$70,701,369	$228,152,763	$162,269,579
Accumulated net investment
income (loss) at end of period	$1,238,042	$—	$(42,521)	$—	$523,238	$(27,719)	$—	$15,701

*	Formerly known as the Dow Jones Equity Income 100 Plus Fund.

The accompanying notes to financial statements are an integral part of this statement.

(This Page Intentionally Left Blank.)

NORTH TRACK FUNDS, INC.

LARGE CAP EQUITY FUND

FINANCIAL HIGHLIGHTS

The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

			Net Realized		Dividends	Distributions from
		Net	and Unrealized	Total from	from Net	Net Realized
	Net Asset Value,	Investment	Gains (Losses)	Investment	Investment	Capital Gains
	Beginning of Period	Income (Loss)	on Investments	Operations	Income	on Investments
Class A Shares
For the period from May 1, 2007
(commencement of operations) through October 31, 2007	$10.00	.02	.38	.40	—	—

Class C Shares
For the period from May 7, 2007
(commencement of operations) through October 31, 2007	$10.16	(.01)	.22	.21	—	—

(a)	Excludes sales charge.
(b)	Annualized.
(c)	Not annualized.
(d)	After expense reimbursement from the Advisor, where applicable.

NORTH TRACK FUNDS, INC.

LARGE CAP EQUITY FUND

FINANCIAL HIGHLIGHTS (Continued)

						Ratio of		Ratio of Net
Distributions					Ratio of	Net Investment	Ratio of	Investment Income
in Excess of		Net Asset		Net Assets,	Net Expenses	Income (Loss)	Expenses (prior to	(Loss) (prior to
Net Realized	Total	Value, End		End of Period	to Average	to Average	reimbursements) to	reimbursements) to	Portfolio
Capital Gains	Distributions	of Period	Total Return(a)	(000s)	Net Assets(d)	Net Assets(d)	Average Net Assets	Average Net Assets	Turnover Rate

—	—	$10.40	4.00	%(c)	$2,637	1.40	%(b)	.55	%(b)	5.64	%(b)	(3.69	)%(b)	28.82	%(c)

—	—	$10.37	2.07	%(c)	$818	2.12	%(b)	(.32	)%(b)	6.25	%(b)	(4.45	)%(b)	28.82	%(c)

The accompanying notes to financial statements are an integral part of these statements.

NORTH TRACK FUNDS, INC.

EQUITY INCOME FUND*

FINANCIAL HIGHLIGHTS

The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

			Net Realized		Dividends	Distributions from
		Net	and Unrealized	Total from	from Net	Net Realized
	Net Asset Value,	Investment	Gains (Losses)	Investment	Investment	Capital Gains
	Beginning of Period	Income	on Investments	Operations	Income	on Investments
Class A Shares
For the year ended October 31, 2007	$11.43	.29	.85	1.14	(.26)	(.30)
For the year ended October 31, 2006	$9.77	.29	1.70	1.99	(.27)	(.06)
For the period from April 1, 2005
(commencement of operations) through October 31, 2005	$10.00	.16	(.32)	(.16)	(.07)	—

Class B Shares
For the year ended October 31, 2007	$11.38	.22	.83	1.05	(.20)	(.28)
For the year ended October 31, 2006	$9.74	.22	1.69	1.91	(.21)	(.06)
For the period from April 1, 2005
(commencement of operations) through October 31, 2005	$10.00	.10	(.31)	(.21)	(.05)	—

Class C Shares
For the year ended October 31, 2007	$11.40	.22	.82	1.04	(.21)	(.28)
For the year ended October 31, 2006	$9.74	.21	1.71	1.92	(.20)	(.06)
For the period from April 4, 2005
(commencement of operations) through October 31, 2005	$9.89	.11	(.21)	(.10)	(.05)	—

Class R Shares
For the year ended October 31, 2007	$11.55	.26	.83	1.09	(.26)	(.30)
For the year ended October 31, 2006	$9.86	.18	1.78	1.96	(.21)	(.06)
For the period from September 27, 2005
(commencement of operations) through October 31, 2005	$10.19	.03	(.33)	(.30)	(.03)	—

(a)	Excludes sales charge.
(b)	Annualized.
(c)	Not annualized.
(d)	After expense reimbursement from the Advisor, where applicable.
(e)	Amount is less than .005%
*	Formerly known as Dow Jones Equity Income 100 Plus Fund.

NORTH TRACK FUNDS, INC.

EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (Continued)

						Ratio of		Ratio of Net
Distributions					Ratio of	Net Investment	Ratio of	Investment Income
in Excess of		Net Asset		Net Assets,	Net Expenses	Income (Loss)	Expenses (prior to	(Loss) (prior to
Net Realized	Total	Value, End		End of Period	to Average	to Average	reimbursements) to	reimbursements) to	Portfolio
Capital Gains	Distributions	of Period	Total Return(a)	(000s)	Net Assets(d)	Net Assets(d)	Average Net Assets	Average Net Assets	Turnover Rate

—	(.56)	$12.01	10.23%		$28,991	1.15%		2.51%		1.42%		2.24%		84.74%
—	(.33)	$11.43	20.75%		$18,437	1.15%		2.83%		1.74%		2.24%		37.84%

—	(.07)	$9.77	(1.58	)%(c)	$8,041	1.15	%(b)	2.51	%(b)	2.71	%(b)	.95	%(b)	44.21	%(c)

—	(.48)	$11.95	9.41%		$8,590	1.90%		1.87%		2.16%		1.61%		84.74%
—	(.27)	$11.38	19.91%		$7,613	1.90%		2.05%		2.48%		1.47%		37.84%

—	(.05)	$9.74	(2.09	)%(c)	$2,969	1.90	%(b)	1.75	%(b)	3.47	%(b)	.18	%(b)	44.21	%(c)

—	(.49)	$11.95	9.39%		$7,171	1.90%		1.81%		2.16%		1.55%		84.74%
—	(.26)	$11.40	19.96%		$5,338	1.90%		2.02%		2.45%		1.47%		37.84%

—	(.05)	$9.74	(1.00	)%(c)	$1,466	1.89	%(b)	1.77	%(b)	3.47	%(b)	.19	%(b)	44.21	%(c)

—	(.56)	$12.08	9.69%		$115	1.63%		1.87%		1.91%		1.59%		84.74%
—	(.27)	$11.55	20.14%		$59	1.61%		1.55%		1.97%		1.19%		37.84%

—	(.03)	$9.86	(2.92	)%(c)	$0	.00	%(b)(e)	.00	%(b)(e)	.00	%(b)(e)	.00	%(b)(e)	44.21	%(c)

The accompanying notes to financial statements are an integral part of these statements.

NORTH TRACK FUNDS, INC.

GENEVA GROWTH FUND

FINANCIAL HIGHLIGHTS

The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

			Net Realized		Dividends	Distributions from
		Net	and Unrealized	Total from	from Net	Net Realized
	Net Asset Value,	Investment	Gains (Losses)	Investment	Investment	Capital Gains
	Beginning of Period	Loss	on Investments	Operations	Income	on Investments
Class A Shares
For the year ended October 31, 2007	$18.37	(.18)	3.68	3.50	—	(.07)
For the year ended October 31, 2006	$16.57	(.11)	1.91	1.80	—	—
For the year ended October 31, 2005	$14.06	(.12)	2.63	2.51	—	—
For the year ended October 31, 2004	$12.65	(.12)	1.53	1.41	—	—
For the year ended October 31, 2003	$10.60	(.11)	2.16	2.05	—	—

Class B Shares
For the year ended October 31, 2007	$17.37	(.38)	3.53	3.15	—	(.07)
For the year ended October 31, 2006	$15.79	(.28)	1.86	1.58	—	—
For the year ended October 31, 2005	$13.49	(.24)	2.54	2.30	—	—
For the year ended October 31, 2004	$12.23	(.23)	1.49	1.26	—	—
For the year ended October 31, 2003	$10.33	(.20)	2.10	1.90	—	—

Class C Shares
For the year ended October 31, 2007	$17.57	(.31)	3.50	3.19	—	(.07)
For the year ended October 31, 2006	$15.97	(.23)	1.83	1.60	—	—
For the year ended October 31, 2005	$13.65	(.20)	2.52	2.32	—	—
For the year ended October 31, 2004	$12.37	(.23)	1.51	1.28	—	—
For the year ended October 31, 2003	$10.45	(.18)	2.10	1.92	—	—

Class R Shares
For the year ended October 31, 2007	$18.27	(.26)	3.64	3.38	—	(.07)
For the year ended October 31, 2006	$16.57	(.15)	1.85	1.70	—	—
For the period from September 21, 2005
(commencement of operations) through October 31, 2005	$16.03	(.02)	.56	.54	—	—

(a)	Excludes sales charge.
(b)	Annualized.
(c)	Not annualized.
(d)	After expense reimbursement from the Advisor, where applicable.

NORTH TRACK FUNDS, INC.

GENEVA GROWTH FUND

FINANCIAL HIGHLIGHTS (Continued)

						Ratio of		Ratio of Net
Distributions					Ratio of	Net Investment	Ratio of	Investment Income
in Excess of		Net Asset		Net Assets,	Net Expenses	Income (Loss)	Expenses (prior to	(Loss) (prior to
Net Realized	Total	Value, End		End of Period	to Average	to Average	reimbursements) to	reimbursements) to	Portfolio
Capital Gains	Distributions	of Period	Total Return(a)	(000s)	Net Assets(d)	Net Assets(d)	Average Net Assets	Average Net Assets	Turnover Rate

—	(.07)	$21.80	19.11%		$211,653	1.37%		(.90)%		1.37%		(.90)%		36.42%
—	—	$18.37	10.86%		$184,239	1.36%		(.76)%		1.36%		(.76)%		21.93%
—	—	$16.57	17.85%		$100,553	1.40%		(.98)%		1.40%		(.98)%		19.67%
—	—	$14.06	11.15%		$50,825	1.54%		(1.16)%		1.54%		(1.16)%		26.31%
—	—	$12.65	19.34%		$33,805	1.57%		(1.19)%		1.57%		(1.19)%		30.07%

—	(.07)	$20.45	18.19%		$17,627	2.11%		(1.65)%		2.11%		(1.65)%		36.42%
—	—	$17.37	10.01%		$23,823	2.11%		(1.49)%		2.11%		(1.49)%		21.93%
—	—	$15.79	17.05%		$22,947	2.15%		(1.73)%		2.15%		(1.73)%		19.67%
—	—	$13.49	10.30%		$16,810	2.30%		(1.91)%		2.30%		(1.91)%		26.31%
—	—	$12.23	18.39%		$14,253	2.33%		(1.94)%		2.33%		(1.94)%		30.07%

—	(.07)	$20.69	18.21%		$21,790	2.12%		(1.65)%		2.12%		(1.65)%		36.42%
—	—	$17.57	10.02%		$18,953	2.11%		(1.50)%		2.11%		(1.50)%		21.93%
—	—	$15.97	17.00%		$11,395	2.15%		(1.73)%		2.15%		(1.73)%		19.67%
—	—	$13.65	10.35%		$5,920	2.30%		(1.91)%		2.30%		(1.91)%		26.31%
—	—	$12.37	18.37%		$4,578	2.33%		(1.94)%		2.33%		(1.94)%		30.07%

—	(.07)	$21.58	18.50%		$1,423	1.86%		(1.39)%		1.86%		(1.39)%		36.42%
—	—	$18.27	10.26%		$1,137	1.86%		(1.26)%		1.86%		(1.26)%		21.93%

—	—	$16.57	3.37	%(c)	$413	1.88	%(b)	(1.58	)%(b)	1.88	%(b)	(1.59	)%(b)	19.67	%(c)

The accompanying notes to financial statements are an integral part of this statement.

NORTH TRACK FUNDS, INC.

NYSE ARCA TECH 100 INDEX FUND

FINANCIAL HIGHLIGHTS

The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

			Net Realized		Dividends	Distributions from
		Net	and Unrealized	Total from	from Net	Net Realized
	Net Asset Value,	Investment	Gains (Losses)	Investment	Investment	Capital Gains
	Beginning of Period	Loss	on Investments	Operations	Income	on Investments
Class A Shares
For the year ended October 31, 2007	$24.67	(.12)	4.58	4.46	—	—
For the year ended October 31, 2006	$23.10	(.12)	1.69	1.57	—	—
For the year ended October 31, 2005	$20.73	(.11)	2.48	2.37	—	—
For the year ended October 31, 2004	$19.50	(.14)	1.37	1.23	—	—
For the year ended October 31, 2003	$13.31	(.12)	6.31	6.19	—	—

Class B Shares
For the year ended October 31, 2007	$23.09	(.37)	4.34	3.97	—	—
For the year ended October 31, 2006	$21.78	(.31)	1.62	1.31	—	—
For the year ended October 31, 2005	$19.69	(.28)	2.37	2.09	—	—
For the year ended October 31, 2004	$18.66	(.30)	1.33	1.03	—	—
For the year ended October 31, 2003	$12.83	(.23)	6.06	5.83	—	—

Class C Shares
For the year ended October 31, 2007	$23.51	(.32)	4.36	4.04	—	—
For the year ended October 31, 2006	$22.17	(.31)	1.65	1.34	—	—
For the year ended October 31, 2005	$20.05	(.28)	2.40	2.12	—	—
For the year ended October 31, 2004	$19.00	(.27)	1.32	1.05	—	—
For the year ended October 31, 2003	$13.07	(.19)	6.12	5.93	—	—

Class F Shares
For the year ended October 31, 2007	$24.84	(.05)	4.62	4.57	—	—
For the year ended October 31, 2006	$23.20	(.05)	1.69	1.64	—	—
For the year ended October 31, 2005	$20.77	(.05)	2.48	2.43	—	—
For the period from December 10, 2003
(commencement of operations) through October 31, 2004	$19.29	(.05)	1.53	1.48	—	—

Class R Shares
For the year ended October 31, 2007	$24.52	(.22)	4.51	4.29	—	—
For the year ended October 31, 2006	$23.07	(.14)	1.59	1.45	—	—
For the period from August 1, 2005
(commencement of operations) through October 31, 2005	$23.34	(.04)	(.23)	(.27)	—	—

(a)	Excludes sales charge.
(b)	Annualized.
(c)	Not annualized.
(d)	After expense reimbursement from the Advisor, where applicable.
(e)	Does not reflect vendor reimbursement of 0.02%
(f)	Does not reflect vendor reimbursement of 0.03%

NORTH TRACK FUNDS, INC.

NYSE ARCA TECH 100 INDEX FUND

FINANCIAL HIGHLIGHTS (Continued)

						Ratio of		Ratio of Net
Distributions					Ratio of	Net Investment	Ratio of	Investment Income
in Excess of		Net Asset		Net Assets,	Net Expenses	Income (Loss)	Expenses (prior to	(Loss) (prior to
Net Realized	Total	Value, End		End of Period	to Average	to Average	reimbursements) to	reimbursements) to	Portfolio
Capital Gains	Distributions	of Period	Total Return(a)	(000s)	Net Assets(d)	Net Assets(d)	Average Net Assets	Average Net Assets	Turnover Rate

—	—	$29.13	18.08%		$279,501	.99	%(f)	(.45)%(f)		.99%			(.45)%	13.84%
—	—	$24.67	6.80%		$275,177	.99	%(e)	(.47)%(e)		.99%			(.47)%	11.12%
—	—	$23.10	11.43%		$289,674	1.02	%(e)	(.48)%(e)		1.02%			(.48)%	16.50%
—	—	$20.73	6.31%		$283,001	1.08	%(e)	(.70)%(e)		1.08%			(.70)%	11.45%
—	—	$19.50	46.51%		$261,929	1.18	%(e)	(.83)%(e)		1.18%			(.83)%	12.19%

—	—	$27.06	17.19%		$54,103	1.74	%(f)	(1.20	)%(f)	1.74%			(1.20)%	13.84%
—	—	$23.09	6.01%		$74,106	1.74	%(e)	(1.22	)%(e)	1.74%			(1.22)%	11.12%
—	—	$21.78	10.61%		$87,420	1.77	%(e)	(1.23	)%(e)	1.77%			(1.23)%	16.50%
—	—	$19.69	5.52%		$96,919	1.82	%(e)	(1.45	)%(e)	1.82%			(1.45)%	11.45%
—	—	$18.66	45.44%		$102,870	1.93	%(e)	(1.57	)%(e)	1.93%			(1.57)%	12.19%

—	—	$27.55	17.18%		$26,946	1.74	%(f)	(1.20	)%(f)	1.74%			(1.20)%	13.84%
—	—	$23.51	6.04%		$27,514	1.74	%(e)	(1.22	)%(e)	1.74%			(1.22)%	11.12%
—	—	$22.17	10.57%		$33,503	1.77	%(e)	(1.24	)%(e)	1.77%			(1.24)%	16.50%
—	—	$20.05	5.53%		$28,637	1.82	%(e)	(1.45	)%(e)	1.82%			(1.45)%	11.45%
—	—	$19.00	45.37%		$22,120	1.92	%(e)	(1.57	)%(e)	1.92%			(1.57)%	12.19%

—	—	$29.41	18.40%		$20,633	.74	%(f)	(.20	)%(f)	.74%			(.20)%	13.84%
—	—	$24.84	7.07%		$22,592	.74	%(e)	(.22	)%(e)	.74%			(.22)%	11.12%
—	—	$23.20	11.70%		$22,604	.77	%(e)	(.26	)%(e)	.77%			(.26)%	16.50%

—	—	$20.77	7.67	%(c)	$14,276	.85	%(e)	(.48	)%(e)	.85	%(b)	(.48	)%(b)	11.45	%(b)

—	—	$28.81	17.50%		$628	1.48	%(f)	(.95	)%(f)	1.48%			(.95)%	13.84%
—	—	$24.52	6.29%		$484	1.48%		(.96)%		1.48%			(.96)%	11.12%

—	—	$23.07	(1.16	)%(c)	$26	1.35	%(b)	(1.08	)%(b)(e)	1.40	%(b)	(1.13	)%(b)	16.50	%(c)

The accompanying notes to financial statements are an integral part of these statements.

NORTH TRACK FUNDS, INC.

DOW JONES U.S. HEALTH CARE 100 PLUS FUND

FINANCIAL HIGHLIGHTS

The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

			Net Realized		Dividends	Distributions from
		Net	and Unrealized	Total from	from Net	Net Realized
	Net Asset Value,	Investment	Gains (Losses)	Investment	Investment	Capital Gains
	Beginning of Period	Income(Loss)	on Investments	Operations	Income	on Investments
Class A Shares
For the year ended October 31, 2007	$12.34	.08	1.12	1.20	—	—
For the year ended October 31, 2006	$11.42	.01	1.04	1.05	—	(.13)
For the year ended October 31, 2005	$10.11	(.01)	1.36	1.35	—	(.04)
For the year ended October 31, 2004	$9.65	(.02)	.48	.46	—	—
For the year ended October 31, 2003	$8.35	(.01)	1.36	1.35	—	(.04)

Class B Shares
For the year ended October 31, 2007	$11.84	(.03)	1.08	1.05	—	—
For the year ended October 31, 2006	$11.04	(.09)	1.02	.93	—	(.13)
For the year ended October 31, 2005	$9.85	(.10)	1.33	1.23	—	(.04)
For the year ended October 31, 2004	$9.47	(.10)	.48	.38	—	—
For the year ended October 31, 2003	$8.26	(.07)	1.33	1.26	—	(.04)

Class C Shares
For the year ended October 31, 2007	$11.85	(.03)	1.08	1.05	—	—
For the year ended October 31, 2006	$11.05	(.08)	1.01	.93	—	(.13)
For the year ended October 31, 2005	$9.86	(.09)	1.32	1.23	—	(.04)
For the year ended October 31, 2004	$9.48	(.09)	.47	.38	—	—
For the year ended October 31, 2003	$8.27	(.06)	1.32	1.26	—	(.04)

Class F Shares
For the year ended October 31, 2007	$12.43	.12	1.12	1.24	—	—
For the year ended October 31, 2006	$11.47	.04	1.05	1.09	—	(.13)
For the year ended October 31, 2005	$10.13	.01	1.37	1.38	—	(.04)
For the period from December 10, 2003
(commencement of operations) through October 31, 2004	$9.91	—	.22	.22	—	—

Class R Shares
For the year ended October 31, 2007	$12.25	.00 (e)	1.12	1.12	—	—
For the year ended
October 31, 2006	$11.39	(.03)	.89	.86	—	(.00	)(e)
For the period from September 27, 2005
(commencement of operations) through October 31, 2005	$11.65	(.00)	(.26)	(.26)	—	(.00)

(a)	Excludes sales charge.
(b)	Annualized.
(c)	Not annualized.
(d)	After expense reimbursement from the Advisor, where applicable.
(e)	Amount is less than (.005)

NORTH TRACK FUNDS, INC.

DOW JONES U.S. HEALTH CARE 100 PLUS FUND

FINANCIAL HIGHLIGHTS (Continued)

						Ratio of		Ratio of Net
Distributions					Ratio of	Net Investment	Ratio of	Investment Income
in Excess of		Net Asset		Net Assets,	Net Expenses	Income (Loss)	Expenses (prior to	(Loss) (prior to
Net Realized	Total	Value, End		End of Period	to Average	to Average	reimbursements) to	reimbursements) to	Portfolio
Capital Gains	Distributions	of Period	Total Return(a)	(000s)	Net Assets(d)	Net Assets(d)	Average Net Assets	Average Net Assets	Turnover Rate

—	—	$13.54	9.72%		$22,770	1.33%			.53%	1.34%			.52%	20.70%
—	(.13)	$12.34	9.22%		$26,850	1.34%			.07%	1.35%			.05%	21.00%
—	(.04)	$11.42	13.34%		$29,797	1.34%			(.11)%	1.38%			(.15)%	31.49%
—	—	$10.11	4.77%		$27,415	1.32%			(.23)%	1.49%			(.40)%	28.31%
(.01)	(.05)	$9.65	16.28%		$20,606	1.22%			(.11)%	1.75%			(.64)%	28.02%

—	—	$12.89	8.87%		$8,903	2.08%			(.22)%	2.09%			(.23)%	20.70%
—	(.13)	$11.84	8.45%		$11,049	2.09%			(.68)%	2.11%			(.70)%	21.00%
—	(.04)	$11.04	12.47%		$12,733	2.09%			(.85)%	2.13%			(.89)%	31.49%
—	—	$9.85	4.01%		$12,805	2.07%			(.98)%	2.24%			(1.15)%	28.31%
(.01)	(.05)	$9.47	15.37%		$11,498	1.97%			(.84)%	2.51%			(1.38)%	28.02%

—	—	$12.90	8.86%		$11,132	2.08%			(.24)%	2.09%			(.25)%	20.70%
—	(.13)	$11.85	8.44%		$11,471	2.09%			(.69)%	2.11%			(.71)%	21.00%
—	(.04)	$11.05	12.46%		$11,449	2.09%			(.86)%	2.12%			(.89)%	31.49%
—	—	$9.86	4.01%		$9,964	2.07%			(.98)%	2.24%			(1.15)%	28.31%
(.01)	(.05)	$9.48	15.35%		$8,043	1.97%			(.86)%	2.50%			(1.39)%	28.02%

—	—	$13.67	9.98%		$19,387	1.08%			.78%	1.09%			.77%	20.70%
—	(.13)	$12.43	9.53%		$23,198	1.09%			.31%	1.11%			.29%	21.00%
—	(.04)	$11.47	13.61%		$22,743	1.09%			.13%	1.12%			.10%	31.49%

—	—	$10.13	2.22	%(c)	$13,566	1.09	%(b)	(.09	)%(b)	1.24	%(b)	(.24	)%(b)	28.31	%(b)

—	—	$13.37	9.14%		$253	1.79%			(.03)%	1.80%			(.03)%	20.70%
—	(.00)	$12.25	8.72%		$168	1.81%			(.62)%	1.87%			(.68)%	21.00%

—	(.00)	$11.39	(2.23	)%(c)	$7	1.72	%(b)	(.86	)%(b)	1.72	%(b)	(.86	)%(b)	31.49	%(c)

The accompanying notes to financial statements are an integral part of these statements.

NORTH TRACK FUNDS, INC.

DOW JONES U.S. FINANCIAL 100 PLUS FUND

FINANCIAL HIGHLIGHTS

The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

			Net Realized		Dividends	Distributions from
		Net	and Unrealized	Total from	from Net	Net Realized
	Net Asset Value,	Investment	Gains (Losses)	Investment	Investment	Capital Gains
	Beginning of Period	Income	on Investments	Operations	Income	on Investments
Class A Shares
For the year ended October 31, 2007	$14.11	.22	(.75)	(.53)	(.17)	(.23)
For the year ended October 31, 2006	$12.15	.17	2.02	2.19	(.16)	(.07)
For the year ended October 31, 2005	$11.34	.17	.76	.93	(.09)	(.03)
For the year ended October 31, 2004	$10.64	.13	.66	.79	(.09)	—
For the year ended October 31, 2003	$8.78	.10	1.87	1.97	(.11)	—

Class B Shares
For the year ended October 31, 2007	$13.98	.11	(.75)	(.64)	(.06)	(.23)
For the year ended October 31, 2006	$12.03	.08	2.00	2.08	(.06)	(.07)
For the year ended October 31, 2005	$11.25	.07	.76	.83	(.02)	(.03)
For the year ended October 31, 2004	$10.58	.05	.65	.70	(.03)	—
For the year ended October 31, 2003	$8.74	.04	1.85	1.89	(.05)	—

Class C Shares
For the year ended October 31, 2007	$13.91	.08	(.70)	(.62)	(.07)	(.23)
For the year ended October 31, 2006	$11.99	.07	1.99	2.06	(.07)	(.07)
For the year ended October 31, 2005	$11.22	.06	.77	.83	(.03)	(.03)
For the year ended October 31, 2004	$10.55	.05	.66	.71	(.04)	—
For the year ended October 31, 2003	$8.72	.04	1.84	1.88	(.05)	—

Class F Shares
For the year ended October 31, 2007	$14.17	.24	(.73)	(.49)	(.21)	(.23)
For the year ended October 31, 2006	$12.20	.21	2.02	2.23	(.19)	(.07)
For the year ended October 31, 2005	$11.37	.16	.81	.97	(.11)	(.03)
For the period from December 10, 2003
(commencement of operations) through October 31, 2004	$10.58	.16	.71	.87	(.08)	—

Class R Shares
For the year ended October 31, 2007	$13.97	.14	(.72)	(.58)	(.16)	(.23)
For the year ended October 31, 2006	$12.12	.21	1.83	2.04	(.19)	.00 (f)
For the period from September 27, 2005
(commencement of operations) through October 31, 2005	$11.72	—	.40	.40	—	—

(a)	Excludes sales charge.
(b)	Annualized.
(c)	Not annualized.
(d)	After expense reimbursement from the Advisor, where applicable.
(e)	Amount is less than .005%
(f)	Amount is less than .005

NORTH TRACK FUNDS, INC.

DOW JONES U.S. FINANCIAL 100 PLUS FUND

FINANCIAL HIGHLIGHTS (Continued)

						Ratio of		Ratio of Net
Distributions					Ratio of	Net Investment	Ratio of	Investment Income
in Excess of		Net Asset		Net Assets,	Net Expenses	Income (Loss)	Expenses (prior to	(Loss) (prior to
Net Realized	Total	Value, End		End of Period	to Average	to Average	reimbursements) to	reimbursements) to	Portfolio
Capital Gains	Distributions	of Period	Total Return(a)	(000s)	Net Assets(d)	Net Assets(d)	Average Net Assets	Average Net Assets	Turnover Rate

—	(.40)	$13.18	(3.97)%		$17,838	1.33%		1.37%		1.33%			1.37%	14.14%
—	(.23)	$14.11	18.27%		$24,144	1.34%		1.27%		1.34%			1.27%	17.41%
—	(.12)	$12.15	8.18%		$22,323	1.35%		1.31%		1.37%			1.29%	24.33%
—	(.09)	$11.34	7.47%		$24,953	1.32%		1.23%		1.48%			1.07%	29.81%
—	(.11)	$10.64	22.67%		$18,994	1.22%		1.29%		1.76%			.75%	16.87%

—	(.29)	$13.05	(4.70)%		$6,459	2.08%		.62%		2.08%			.62%	14.14%
—	(.13)	$13.98	17.45%		$9,517	2.09%		.53%		2.09%			.53%	17.41%
—	(.05)	$12.03	7.35%		$9,434	2.10%		.56%		2.12%			.54%	24.33%
—	(.03)	$11.25	6.63%		$10,447	2.07%		.48%		2.23%			.32%	29.81%
—	(.05)	$10.58	21.72%		$9,149	1.97%		.54%		2.52%			(.01)%	16.87%

—	(.30)	$12.99	(4.63)%		$9,375	2.08%		.61%		2.08%			.61%	14.14%
—	(.14)	$13.91	17.38%		$10,976	2.09%		.52%		2.09%			.52%	17.41%
—	(.06)	$11.99	7.33%		$10,173	2.10%		.56%		2.12%			.54%	24.33%
—	(.04)	$11.22	6.69%		$9,280	2.07%		.49%		2.23%			.33%	29.81%
—	(.05)	$10.55	21.69%		$6,972	1.97%		.54%		2.52%			.00%	16.87%

—	(.44)	$13.24	(3.73)%		$16,404	1.08%		1.63%		1.08%			1.63%	14.14%
—	(.26)	$14.17	18.57%		$24,992	1.09%		1.52%		1.09%			1.52%	17.41%
—	(.14)	$12.20	8.50%		$22,325	1.10%		1.56%		1.12%			1.54%	24.33%

—	(.08)	$11.37	8.24	%(c)	$14,347	1.09	%(b)	1.52	%(b)	1.21	%(b)	1.40	%(b)	29.81	%(b)

—	(.39)	$13.00	(4.40)%		$202	1.80%		.86%		1.81%			.87%	14.14%
—	(.19)	$13.97	17.68%		$161	1.82%		.44%		1.83%			.43%	17.41%

—	—	$12.12	3.41	%(c)	$0	.00	%(b)(e)	.00	%(b)(e)	.00	%(b)(e)	(.00	)%(b)(e)	24.33	%(c)

The accompanying notes to financial statements are an integral part of these statements.

NORTH TRACK FUNDS, INC.

STRATEGIC ALLOCATION FUND

FINANCIAL HIGHLIGHTS

The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

			Net Realized		Dividends	Distributions from
		Net	and Unrealized	Total from	from Net	Net Realized
	Net Asset Value,	Investment	Gains (Losses)	Investment	Investment	Capital Gains
	Beginning of Period	Loss	on Investments	Operations	Income	on Investments
Class A Shares
For the year ended October 31, 2007	$12.68	(.01)	.95	.94	—	(.10)
For the year ended October 31, 2006	$11.45	(.04)	1.29	1.25	—	(.02)
For the year ended October 31, 2005	$10.38	(.06)	1.13	1.07	—	—
For the period from December 10, 2003
(commencement of operations) through October 31, 2004	$10.00	(.04)	.42	.38	—	—

Class B Shares
For the year ended October 31, 2007	$12.40	(.18)	1.00	.82	—	(.10)
For the year ended October 31, 2006	$11.28	(.14)	1.28	1.14	—	(.02)
For the year ended October 31, 2005	$10.30	(.12)	1.10	.98	—	—
For the period from December 10, 2003
(commencement of operations) through October 31, 2004	$10.00	(.08)	.38	.30	—	—

Class C Shares
For the year ended October 31, 2007	$12.40	(.20)	1.03	.83	—	(.10)
For the year ended October 31, 2006	$11.29	(.15)	1.28	1.13	—	(.02)
For the year ended October 31, 2005	$10.31	(.12)	1.10	.98	—	—
For the period from December 10, 2003
(commencement of operations) through October 31, 2004	$10.00	(.08)	.39	.31	—	—

Class R Shares
For the year ended October 31, 2007	$12.65	(.11)	.99	.88	—	(.10)
For the period from April 21, 2006
(commencement of operations) through October 31, 2006	$12.22	(.02)	.45	.43	—	—

(a)	Excludes sales charge.
(b)	Annualized.
(c)	Not annualized.
(d)	After expense reimbursement from the Advisor, where applicable.

NORTH TRACK FUNDS, INC.

STRATEGIC ALLOCATION FUND

FINANCIAL HIGHLIGHTS (Continued)

						Ratio of		Ratio of Net
Distributions					Ratio of	Net Investment	Ratio of	Investment Income
in Excess of		Net Asset		Net Assets,	Net Expenses	Income (Loss)	Expenses (prior to	(Loss) (prior to
Net Realized	Total	Value, End		End of Period	to Average	to Average	reimbursements) to	reimbursements) to	Portfolio
Capital Gains	Distributions	of Period	Total Return(a)	(000s)	Net Assets(d)	Net Assets(d)	Average Net Assets	Average Net Assets	Turnover Rate

—	(.10)	$13.52	7.48%		$27,318	.80%		(.26)%		.95%		(.41)%		3.60%
—	(.02)	$12.68	10.88%		$33,517	.80%		(.32)%		.89%		(.41)%		9.44%
—	—	$11.45	10.31%		$31,521	.80%		(.37)%		.96%		(.53)%		5.02%

—	—	$10.38	3.80	%(c)	$19,632	.80	%(b)	(.75	)%(b)	1.28	%(b)	(1.23	)%(b)	1.50	%(b)

—	(.10)	$13.12	6.76%		$17,944	1.55%		(1.01)%		1.70%		(1.16)%		3.60%
—	(.02)	$12.40	10.07%		$22,194	1.55%		(1.05)%		1.64%		(1.14)%		9.44%
—	—	$11.28	9.51%		$21,712	1.55%		(1.13)%		1.71%		(1.29)%		5.02%

—	—	$10.30	3.00	%(c)	$13,809	1.55	%(b)	(1.51	)%(b)	2.03	%(b)	(1.99	)%(b)	1.50	%(b)

—	(.10)	$13.13	6.76%		$11,103	1.55%		(.99)%		1.70%		(1.14)%		3.60%
—	(.02)	$12.40	9.97%		$14,959	1.55%		(1.07)%		1.64%		(1.16)%		9.44%
—	—	$11.29	9.51%		$14,450	1.55%		(1.13)%		1.71%		(1.29)%		5.02%

—	—	$10.31	3.10	%(c)	$8,982	1.55	%(b)	(1.49	)%(b)	2.03	%(b)	(1.97	)%(b)	1.50	%(b)

—	—	$13.43	7.02%		$27	1.26%		(.76)%		1.36%		(.86)%		3.60%

—	—	$12.65	3.52	%(c)	$32	1.19	%(b)	(1.19	)%(b)	1.21	%(b)	(1.21	)%(b)	9.44	%(c)

The accompanying notes to financial statements are an integral part of these statements.

NORTH TRACK FUNDS, INC.

S&P 100 INDEX FUND

FINANCIAL HIGHLIGHTS

The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

			Net Realized		Dividends	Distributions from
		Net	and Unrealized	Total from	from Net	Net Realized
	Net Asset Value,	Investment	Gains (Losses)	Investment	Investment	Capital Gains
	Beginning of Period	Income(Loss)	on Investments	Operations	Income	on Investments
Class A Shares
For the year ended October 31, 2007	$36.30	.46	4.81	5.27	(.48)	(.06)
For the year ended October 31, 2006	$31.53	.44	4.70	5.14	(.37)	—
For the year ended October 31, 2005	$30.75	.51	.70	1.21	(.43)	—
For the year ended October 31, 2004	$29.57	.25	1.15	1.40	(.22)	—
For the year ended October 31, 2003	$25.59	.22	3.89	4.11	(.13)	—

Class B Shares
For the year ended October 31, 2007	$35.40	.10	4.76	4.86	(.18)	(.06)
For the year ended October 31, 2006	$30.72	.11	4.66	4.77	(.09)	—
For the year ended October 31, 2005	$29.95	.20	.75	.95	(.18)	—
For the year ended October 31, 2004	$28.83	(.01)	1.15	1.14	(.02)	—
For the year ended October 31, 2003	$25.01	.00	3.82	3.82	(.00)	—

Class C Shares
For the year ended October 31, 2007	$35.62	.16	4.74	4.90	(.14)	(.06)
For the year ended October 31, 2006	$30.86	.11	4.69	4.80	(.04)	—
For the year ended October 31, 2005	$30.11	.21	.73	.94	(.19)	—
For the year ended October 31, 2004	$29.00	.01	1.14	1.15	(.04)	—
For the year ended October 31, 2003	$25.15	.02	3.83	3.85	(.00)	—

Class R Shares
For the year ended October 31, 2007	$36.04	.33	4.69	5.02	(.36)	(.06)
For the year ended October 31, 2006	$31.51	.52	4.43	4.95	(.42)	—
For the period from September 27, 2005
(commencement of operations) through October 31, 2005	$31.80	.00	(.29)	(.29)	(.00)	—

(a)	Excludes sales charge.
(b)	Annualized.
(c)	Not annualized.
(d)	After expense reimbursement from the Advisor, where applicable.

NORTH TRACK FUNDS, INC.

S&P 100 INDEX FUND

FINANCIAL HIGHLIGHTS (Continued)

						Ratio of		Ratio of Net
Distributions					Ratio of	Net Investment	Ratio of	Investment Income
in Excess of		Net Asset		Net Assets,	Net Expenses	Income (Loss)	Expenses (prior to	(Loss) (prior to
Net Realized	Total	Value, End		End of Period	to Average	to Average	reimbursements) to	reimbursements) to	Portfolio
Capital Gains	Distributions	of Period	Total Return(a)	(000s)	Net Assets(d)	Net Assets(d)	Average Net Assets	Average Net Assets	Turnover Rate

—	(.54)	$41.03	14.66%	$128,885	1.01%		1.20%		1.11%		1.10%		14.38%
—	(.37)	$36.30	16.44%	$111,651	1.06%		1.18%		1.16%		1.08%		4.34%
—	(.43)	$31.53	3.89%	$117,778	1.11%		1.51%		1.13%		1.49%		11.81%
—	(.22)	$30.75	4.74%	$137,175	1.13%		.74%		1.13%		.74%		4.06%
—	(.13)	$29.57	16.14%	$151,908	1.16%		.78%		1.16%		.78%		5.99%

—	(.24)	$40.02	13.80%	$20,492	1.76%		.48%		1.86%		.38%		14.38%
—	(.09)	$35.40	15.55%	$29,930	1.81%		.44%		1.91%		.34%		4.34%
—	(.18)	$30.72	3.14%	$35,257	1.86%		.80%		1.88%		.78%		11.81%
—	(.02)	$29.95	3.97%	$46,854	1.88%		(.01)%		1.88%		(.01)%		4.06%
—	(.00)	$28.83	15.27%	$50,176	1.90%		.04%		1.90%		.04%		5.99%

—	(.20)	$40.32	13.80%	$4,835	1.76%		.46%		1.86%		.36%		14.38%
—	(.04)	$35.62	15.59%	$5,378	1.82%		.48%		1.92%		.38%		4.34%
—	(.19)	$30.86	3.10%	$9,839	1.86%		.80%		1.88%		.78%		11.81%
—	(.04)	$30.11	3.97%	$13,254	1.88%		(.02)%		1.88%		(.02)%		4.06%
—	(.00)	$29.00	15.31%	$10,380	1.90%		.03%		1.90%		.03%		5.99%

—	(.42)	$40.64	14.04%	$294	1.51%		.72%		1.61%		.62%		14.38%
—	(.42)	$36.04	15.89%	$397	1.54%		.54%		1.64%		.44%		4.34%

—	(.00)	$31.51	(.91)%(c)	$1	2.42	%(b)	.00	%(b)	2.42	%(b)	.00	%(b)	11.81	%(c)

The accompanying notes to financial statements are an integral part of this statement.

NORTH TRACK FUNDS, INC.

WISCONSIN TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS

The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

			Net Realized		Dividends	Distributions from
		Net	and Unrealized	Total from	from Net	Net Realized
	Net Asset Value,	Investment	Gains (Losses)	Investment	Investment	Capital Gains
	Beginning of Period	Income	on Investments	Operations	Income	on Investments
Class A Shares
For the year ended October 31, 2007	$10.49	.37	(.14)	.23	(.37)	—
For the year ended October 31, 2006	$10.36	.37	.13	.50	(.37)	—
For the year ended October 31, 2005	$10.55	.37	(.19)	.18	(.37)	—
For the ten months ended October 31, 2004	$10.52	.30	.04	.34	(.31)	—
For the year ended December 31, 2003	$10.44	.40	.07	.47	(.39)	—
For the year ended December 31, 2002	$9.94	.40	.50	.90	(.40)	—

Class B Shares
For the year ended October 31, 2007	$10.48	.29	(.14)	.15	(.29)	—
For the year ended October 31, 2006	$10.35	.29	.13	.42	(.29)	—
For the year ended October 31, 2005	$10.55	.29	(.20)	.09	(.29)	—
For the ten months ended October 31, 2004	$10.52	.24	.03	.27	(.24)	—
For the period from January 6, 2003
(commencement of operations) through December 31, 2003	$10.39	.32	.12	.44	(.31)	—

Class C Shares
For the year ended October 31, 2007	$10.48	.30	(.15)	.15	(.29)	—
For the year ended October 31, 2006	$10.35	.29	.13	.42	(.29)	—
For the year ended October 31, 2005	$10.55	.29	(.20)	.09	(.29)	—
For the ten months ended October 31, 2004	$10.52	.24	.03	.27	(.24)	—
For the period from January 6, 2003
(commencement of operations) through December 31, 2003	$10.39	.32	.12	.44	(.31)	—

(a)	Excludes sales charge.
(b)	Annualized.
(c)	Not annualized.
(d)	After expense reimbursement from the Advisor, where applicable.

NORTH TRACK FUNDS, INC.

WISCONSIN TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (Continued)

						Ratio of		Ratio of Net
Distributions					Ratio of	Net Investment	Ratio of	Investment Income
in Excess of		Net Asset		Net Assets,	Net Expenses	Income (Loss)	Expenses (prior to	(Loss) (prior to
Net Realized	Total	Value, End		End of Period	to Average	to Average	reimbursements) to	reimbursements) to	Portfolio
Capital Gains	Distributions	of Period	Total Return(a)	(000s)	Net Assets(d)	Net Assets(d)	Average Net Assets	Average Net Assets	Turnover Rate

—	(.37)	$10.35	2.24%		$157,899	0.99%		3.56%		1.04%		3.51%		9.37%
—	(.37)	$10.49	4.89%		$154,008	1.08%		3.54%		1.08%		3.54%		6.27%
—	(.37)	$10.36	1.68%		$150,097	1.09%		3.48%		1.09%		3.48%		8.03%
—	(.31)	$10.55	3.26	%(c)	$150,891	1.07	%(b)	3.50	%(b)	1.13	%(b)	3.44	%(b)	9.23	%(c)
—	(.39)	$10.52	4.63%		$156,647	1.00%		3.77%		1.07%		3.70%		11.06%
—	(.40)	$10.44	9.26%		$145,947	1.10%		4.03%		1.10%		4.03%		8.02%

—	(.29)	$10.34	1.51%		$3,562	1.74%		2.81%		1.79%		2.76%		9.37%
—	(.29)	$10.48	4.14%		$3,630	1.83%		2.79%		1.83%		2.79%		6.27%
—	(.29)	$10.35	0.86%		$3,535	1.84%		2.73%		1.84%		2.73%		8.03%
—	(.24)	$10.55	2.66	%(c)	$3,683	1.82	%(b)	2.75	%(b)	1.88	%(b)	2.69	%(b)	9.23	%(c)

—	(.31)	$10.52	4.33	%(c)	$2,940	1.74	%(b)	2.93	%(b)	1.85	%(b)	2.82	%(b)	11.06	%(b)

—	(.29)	$10.34	1.51%		$6,640	1.74%		2.81%		1.79%		2.76%		9.37%
—	(.29)	$10.48	4.14%		$4,631	1.83%		2.79%		1.83%		2.79%		6.27%
—	(.29)	$10.35	0.87%		$4,195	1.84%		2.73%		1.84%		2.73%		8.03%
—	(.24)	$10.55	2.66	%(c)	$3,491	1.82	%(b)	2.75	%(b)	1.88	%(b)	2.69	%(b)	9.23	%(c)

—	(.31)	$10.52	4.34	%(c)	$2,736	1.74	%(b)	2.94	%(b)	1.85	%(b)	2.83	%(b)	11.06	%(b)

The accompanying notes to financial statements are an integral part of this statement.

NORTH TRACK FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

1.	Significant Accounting Policies —

North Track Funds, Inc. (“North Track”), registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, is a series company with ten funds: Large Cap Equity Fund, Equity Income Fund (formerly known as Dow Jones Equity Income 100 Plus Fund), Geneva Growth Fund, NYSE Arca Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Strategic Allocation Fund, S&P 100 Index Fund, Wisconsin Tax-Exempt Fund and Cash Reserve Fund (individually “Fund”, collectively “Funds”).  This report contains information for all of the Funds, except the Cash Reserve Fund. Information regarding the Cash Reserve Fund is presented in a separate report. The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares.

Each Fund offers Class A Shares, Class B Shares (with the exception of Large Cap Equity Fund) and Class C Shares.  The NYSE Arca Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund also have Class F Shares which are only available for purchase by the Strategic Allocation Fund.  Class R Shares are available for all Funds, except the Wisconsin Tax-Exempt Fund.  Effective May 1, 2007, the Large Cap Equity Fund commenced operations.  In addition, effective May 1, 2007, the Large Cap Equity Fund and Equity Income Fund began to offer Class I Shares. Each class represents interests in the same portfolio of investments of each Fund and are substantially the same in all respects except that the classes are subject to different sales load structures and 12b-1 fees.

The following is a summary of the significant accounting policies of North Track.

(a)	Security Valuation

Securities traded on a national securities exchange are valued at the last reported sales price as of the close of the New York Stock Exchange.  Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market are generally valued at the NASDAQ Official Closing Price (“NOCP”).  Securities traded in the over-the-counter market and listed securities for which no sales were reported are valued at the last reported bid quotation.

Long-term fixed income securities are valued daily using quotations provided by an independent pricing service.

Short-term investments are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued at their fair value as determined in good faith using procedures approved by North Track’s Board of Directors.  This includes directing that valuations published by a pricing service be used to value securities for which daily prices are not readily available (which may constitute a majority of the Wisconsin Tax-Exempt Fund’s securities).  Values are determined by the pricing service using methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, type, indications as to values from dealers and general market conditions.

(b)	Option Transactions

To the extent consistent with their investment objectives, the Large Cap Equity, Equity Income, NYSE Arca Tech 100, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus and S&P 100 Index Funds may employ options strategies designed to hedge protectively against any anticipated adverse movements in the market values of its portfolio securities and to enhance return. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. A Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Option contracts are valued daily, and unrealized appreciation or depreciation is recorded. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Whenever a Fund does not own securities underlying an open option position sufficient to cover the position, or when a Fund has sold a put, the Fund will maintain in a segregated account with its custodian, cash or securities sufficient to cover the exercise price, or with respect to index options, the market value of the open position.

As of October 31, 2007, portfolio securities valued at $1,069 were held in escrow by the broker as collateral against options written by the S&P 100 Index Fund. There were no option contracts purchased or sold by any of the Funds during the year ended October 31, 2007.

(c)	Futures Contracts

The Large Cap Equity, Equity Income, NYSE Arca Tech 100, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus and S&P 100 Index Funds may utilize futures contracts to a limited extent. The primary risks associated with the use of futures contracts include an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued at their quoted daily settlement prices.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

(d)	Security Transactions

Security transactions are recorded on a trade date basis.  Interest income is recognized on an accrual basis.  Discounts (including both original and market discounts) and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method.  Dividend income is recorded on the ex-dividend date.

(e)	Net Realized Gains and Losses

Net realized gains and losses on securities sales (including options and futures) are computed on the identified cost basis. Distributions received from long-term capital gains of registered investment companies are recorded as realized gain on investments. Total net realized gains (losses) on investments for the period ended October 31, 2007, were comprised of the following:

NORTH TRACK FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
OCTOBER 31, 2007

					Dow Jones
				NYSE Arca	U.S.
	Large Cap	Equity	Geneva	Tech 100	Health Care
	Equity	Income	Growth	Index	100 Plus
Net realized gains (losses) on investments	$(27,722)	$1,393,253	$14,242,988	$(38,987,610)	$3,500,583
Net realized gains on futures	—	—	—	215,675	—
Total net realized gains (losses) on investments	$(27,722)	$1,393,253	$14,242,988	$(38,771,935)	$3,500,583

		Dow Jones
		U.S.
		Financial	Strategic	S&P 100	Wisconsin
		100 Plus	Allocation	Index	Tax-Exempt
Net realized gains (losses) on investments		$3,821,762	$3,178,434	$2,907,635	$76,610
Net realized (losses) on futures		—	—	(33,975)	—
Total net realized gains (losses) on investments		$3,821,762	$3,178,434	$2,873,660	$76,610

(f)	Federal Income Taxes

Provision has not been made for Federal income taxes since each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  As of October 31, 2007, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future capital gains distributions:

		NYSE Arca Tech	Wisconsin
	Large Cap Equity	100 Index	Tax-Exempt
Expiration
2008	—	—	$782,415
2009	—	—	1,235,804
2010	—	—	—
2011	—	$161,205	—
2012	—	—	—
2013	—	—	—
2014	—	59,806,748	—
2015	$16,755	38,357,084	—
	$16,755	$98,325,037	$2,018,219

In 2007, the Health Care 100 Plus and Wisconsin Tax-Exempt Funds used $175,695 and $76,610 of capital loss carry forward, respectively. Wisconsin Tax-Exempt Fund had $2,523,629 of expiring capital loss carry forwards.

At October 31, 2007, the components of distributable earnings on a tax basis were as follows:

					Dow Jones
				NYSE Arca	U.S.
	Large	Equity	Geneva	Tech 100	Health Care
	Cap Equity	Income	Growth	Index	100 Plus
Undistributed ordinary income	$30,444	$—	$—	$—	$250,542
Undistributed long-term capital gains	—	1,216,629	13,425,995	—	3,204,275
Accumulated earnings	30,444	1,216,629	13,425,995	—	3,454,817
Accumulated Capital and Other Losses	(16,755)	—	—	(98,325,037)	—
Net Unrealized Appreciation (Depreciation) on Investments	99,294	3,667,448	78,680,820	73,260,660	17,102,456
Total Accumulated Earnings (Deficit)	$112,983	$4,884,077	$92,106,815	$(25,064,377)	$20,557,273

		Dow Jones
		U.S.
		Financial	Strategic	S&P 100	Wisconsin
		100 Plus	Allocation	Index	Tax-Exempt
Undistributed ordinary income		$641,059	$—	$1,498,590	$138,382
Undistributed long-term capital gains		3,683,173	2,895,993	2,673,646	—
Accumulated earnings		4,324,232	2,895,993	4,172,236	138,382
Accumulated Capital and Other Losses		—	—	—	(2,018,219)
Net Unrealized Appreciation (Depreciation) on Investments		11,239,985	13,036,530	68,204,710	3,026,124
Total Accumulated Earnings (Deficit)		$15,564,217	$15,932,523	$72,376,946	$1,146,287

NORTH TRACK FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
OCTOBER 31, 2007

During the period ended October 31, 2007, the tax character of distributions paid were as follows:

					Dow Jones	Dow Jones
				NYSE Arca	U.S.	U.S.
	Large Cap	Equity	Geneva	Tech 100	Health Care	Financial	Strategic	S&P 100	Wisconsin
	Equity	Income	Growth	Index	100 Plus	100 Plus	Allocation	Index	Tax-Exempt
Ordinary Income	—	1,208,969	—	—	—	737,171	13,967	1,619,621	5,781,133
Long-Term Capital Gains	—	554,797	939,043	—	—	1,128,620	551,123	237,013	—

At October 31, 2006, the components of distributable earnings on a tax basis were as follows:

				Dow Jones
			NYSE Arca	U.S.
	Equity	Geneva	Tech 100	Health Care
	Income	Growth	Index	100 Plus
Undistributed ordinary income	$362,651	$—	$—	$—
Undistributed long-term capital gains	336,310	939,077	—	—
Accumulated earnings	698,961	939,077	—	—
Accumulated Capital and Other Losses	—	—	(59,967,953)	(175,695)
Net Unrealized Appreciation (Depreciation) on Investments	2,276,180	49,825,418	(30,465,646)	14,510,303
Total Accumulated Earnings (Deficit)	$2,975,140	$50,764,495	$(90,433,599)	$14,334,608

	Dow Jones
	U.S.
	Financial	Strategic	S&P 100	Wisconsin
	100 Plus	Allocation	Index	Tax-Exempt
Undistributed ordinary income	$523,238	$13,967	$1,238,042	$68,908
Undistributed long-term capital gains	1,128,620	551,125	237,014	—
Accumulated earnings	1,651,858	565,092	1,475,056	68,908
Accumulated Capital and Other Losses	—	—	—	(4,618,458)
Net Unrealized Appreciation (Depreciation) on Investments	17,595,040	11,202,202	52,538,311	5,245,628
Total Accumulated Earnings (Deficit)	$19,246,878	$11,767,294	$54,013,367	$696,078

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the deferral of losses on wash sales.
During the period ended October 31, 2006, the tax character of distributions paid were as follows:

				Dow Jones	Dow Jones
			NYSE Arca	U.S.	U.S.
	Equity	Geneva	Tech 100	Health Care	Financial	Strategic	S&P 100	Wisconsin
	Income	Growth	Index	100 Plus	100 Plus	Allocation	Index	Tax-Exempt
Ordinary Income	$531,822	$—	$—	$—	$809,737	$—	$1,400,048	$5,569,262
Long-Term Capital Gains	$9,383	$—	$—	$870,526	$334,151	$92,579	$—	$—

The character of distributions made during the periods from net investment income or net realized gains may differ from the characterization for federal tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes.

Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

(g)	Expenses

Expenses associated with a specific North Track Fund are charged to that Fund. Common expenses are allocated between the Funds based upon the ratio of the net assets of each Fund to the combined net assets of the Funds, or other equitable means.

Expenses directly attributable to a class of shares, which presently only include 12b-l distribution and service fees, are recorded to the specific class.

(h)	Distributions to Shareholders

Dividends from net investment income are accrued daily and paid monthly for the Wisconsin Tax-Exempt Fund. Dividends from net investment income, if any, are declared and paid annually for the Large Cap Equity Fund, Geneva Growth Fund, NYSE Arca Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S Financial 100 Plus Fund, Strategic Allocation Fund and S&P 100 Index Fund and declared and paid quarterly for the Equity Income Fund.  Distributable net capital gains, if any, are declared and distributed at least annually.

(i)	Organization and Offering Costs

Organization costs consist of costs incurred to establish Funds and enable them legally to do business.  The Funds expense organization costs as incurred.  Fees related to preparing the Funds’ initial registration statement are offering costs.  Offering costs are accounted for as a deferred charge and are amortized to expense over twelve months on a straight-line basis.

(j)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NORTH TRACK FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
OCTOBER 31, 2007

(k)	New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, such as the funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006, and are to be applied to all open tax years as of the date of effectiveness. FIN 48 was adopted in fiscal year 2007 by the Large Cap Equity Fund because this fund commenced operations after December 15, 2006. No uncertain tax positions existed at the time of adoption or as of October 31, 2007. Consequently, Large Cap Equity Fund has not recorded a liability for unrecognized tax benefits as of October 31, 2007.  All funds other than Large Cap Equity Fund are required to adopt FIN 48 in fiscal 2008, and apply it to all open tax years as of the date of effectiveness. Management is currently evaluating the application of FIN 48 to these funds and is not in a position at this time to estimate the significance of its impact, if any, on the fund’s financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements.” The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied.  At this time, management is evaluating the implications of FASB 157, and the impact of this standard on the Fund’s financial statements, if any, has not yet been determined.

2.	Investment Advisory Agreement and Other Transactions with Related Parties —

North Track has entered into an Investment Advisory Agreement (the “Agreement”) with Ziegler Capital Management, LLC (“ZCM”) to serve as the investment advisor for all of the Funds.  ZCM is a wholly owned subsidiary of The Ziegler Companies, Inc. Certain officers and directors of North Track are affiliated with ZCM.

Under the Agreement, the S&P 100 Index Fund pays ZCM a monthly fee at an annual rate of .575% of the first $20,000,000 of the Fund’s average daily net assets, .45% of the next $30,000,000, .40% of the next $50,000,000, .35% of the next $400,000,000 and .30% of average daily net assets over $500,000,000. Effective August 19, 2005, ZCM has voluntarily committed to reimburse expenses in the amount of 0.10% of average daily net assets. For the year ended October 31, 2007, ZCM reimbursed the S&P 100 Index Fund $149,942.

Under the Agreement, the NYSE Arca Tech 100 Index Fund pays ZCM a monthly fee at an annual rate of .50% of the first $50,000,000 of the Fund’s average daily net assets, .30% of the next $200,000,000, .25% of the next $250,000,000, and .20% of average daily net assets in excess of $500,000,000.

Under the Agreement, the Equity Income Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund, each pay ZCM a monthly fee at an annual rate of .55% of the first $100,000,000 of such Fund’s average daily net assets, .50% of the next $400,000,000, and .45% of average daily net assets in excess of $500,000,000.  ZCM has contractually committed to waive fees and/or reimburse expenses through February 28, 2008, so that annual operating expenses during this period will not exceed 1.35% for Class A shares, 2.10% for Class B and C shares and 1.85% for Class R shares for the Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund.  ZCM has also contractually committed to waive fees and/or reimburse expenses through February 28, 2008 for the Equity Income Fund, so that operating expenses during this period will not exceed 1.15% for Class A shares, 1.90% for Class B and C shares, 1.65% for Class R shares and 0.40% for Class I shares.  For the year ended October 31, 2007, ZCM reimbursed the Dow Jones U.S. Health Care 100 Plus Fund, the Dow Jones U.S. Financial 100 Plus Fund, and the Equity Income Fund $6,255, $2,757, and $110,047 respectively.

Under the Agreement, the Strategic Allocation Fund pays ZCM a monthly fee at an annual rate of .10% of the Fund’s average daily net assets.  ZCM has contractually committed to waive fees and/or reimburse expenses through February 28, 2008, so that annual operating expenses for the Fund, prior to the addition of indirect expenses of underlying funds, during this period will not exceed .80% for Class A shares, 1.55% for Class B and C shares, and 1.30% for Class R shares.  For the year ended October 31, 2007, ZCM reimbursed the Fund $95,507.

Under the Agreement, the Large Cap Equity Fund pays ZCM a monthly fee based on the Fund’s average daily net assets at an annual rate of .75% of the first $250,000,000 of the Fund’s average daily net assets, .70% of the next $250,000,000, and .65% on the average daily net assets in excess of $500,000,000.  ZCM has contractually committed to waive fees and/or expenses through February 28, 2008, so that operating expenses during the period will not exceed 1.40% for Class A Shares, 2.15% for Class C shares, 1.90% for Class R shares and 1.15% for Class I shares.  ZCM reimbursed the Large Cap Equity Fund  $43,814 during the period ended October 31, 2007.

Under the Agreement, the Geneva Growth Fund pays ZCM a monthly fee based on the Fund’s average daily net assets at an annual rate of .75% of the first $250,000,000 of the Fund’s average daily net assets, .70% of the next $250,000,000, and .65% on the average daily net assets in excess of $500,000,000. Under a Sub-Advisory Agreement, ZCM has retained Geneva Capital Management, Ltd. (“Geneva”) to manage the Geneva Growth Fund. ZCM, in turn, pays Geneva 50% of the fee paid by the Geneva Growth Fund.

Under the Agreement, the Wisconsin Tax-Exempt Fund pays ZCM a monthly fee at an annual rate of .50% of the first $250,000,000 of the Fund’s average daily net assets, and .40% of the Fund’s average daily net assets in excess of $250,000.000. Effective October 1, 2006, ZCM has voluntarily committed to reimburse expenses in the amount of 0.05% of average daily net assets. For the period ended October 31, 2007, ZCM reimbursed the Wisconsin Tax-Exempt Fund $82,155. Effective November 1, 2007, ZCM has voluntarily committed to reimburse expenses in the amount of 0.10% of average daily net assets.

B.C. Ziegler and Company (“BCZ”), a wholly owned subsidiary of The Ziegler Companies, Inc., provides administration and fund accounting services to the North Track Funds.  Under the Administration Agreements, each Fund pays BCZ a monthly fee based on .10% of the Funds’ average daily net assets.

Under the Accounting Agreement, each Fund pays BCZ a $13,000 annual fee plus .05% annually of the first $100 million of average daily net assets, .03% of the next $100 million of average daily net assets, and .01% of the next $300 million of average daily net assets.  There is no additional charge for assets in excess of $500 million.

The fees incurred by the Funds for the administration and the accounting services for the year ended October 31, 2007 are stated separately in the Statement of Operations.  Other expenses included in the Statement of Operations include $39,788, which is the Funds’ portion of compliance related costs.

North Track has approved a Rule 12b-1 Distribution Plan (the “Plan”) with respect to Class A, Class B, Class C and Class R shares pursuant to the 1940 Act and has entered into a Distribution Agreement with BCZ.  Accordingly, the Funds make payments to BCZ at an annual rate of .25% of Class A average daily net assets, 1.00% of Class B and Class C average daily net assets and 0.75% of Class R average daily net assets pursuant to the plan.  The payments provide compensation for distribution and servicing expense which include, but are not limited to, payments to broker-dealers that have entered into sales agreements with respect to shares of the Funds.  There are no 12b-1 fees for Class I shares.  Fees incurred by the Funds under the Plan during the period ended October 31, 2007 are reflected in the Statements of Operations.

NORTH TRACK FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
OCTOBER 31, 2007

The net amount of sales charges deducted from the proceeds of the sale or redemption of capital shares which were retained by BCZ or paid to an affiliated broker-dealer for the period ended October 31, 2007 was as follows:

	Contingent Deferred Sales Charge	Underwriter Commission	Dealer Commission
Large Cap Equity Fund	$0	$2,941	$13,835
Equity Income Fund	3,104	26,393	39,798
Geneva Growth Fund	20,646	16,885	17,866
NYSE Arca Tech 100 Index Fund	6,716	15,558	5,838
Dow Jones U.S. Health Care 100 Plus Fund	1,346	3,237	2,801
Dow Jones U.S. Financial 100 Plus Fund	939	2,500	1,754
Strategic Allocation Fund	11,552	10,066	2,870
S&P 100 Index Fund	1,460	10,258	10,154
Wisconsin Tax-Exempt Fund	591	44,262	21,046
Total	$46,354	$152,100	$115,962

3.	Investment Transactions —

Purchases at cost and proceeds from sales of securities, excluding short-term investments, for the period ended October 31, 2007, aggregated, were as follows:

	Purchases at Cost	Proceeds from Sales
Large Cap Equity Fund	$3,927,644	$649,181
Equity Income Fund	45,736,951	34,802,979
Geneva Growth Fund	82,972,786	101,857,812
NYSE Arca Tech 100 Index Fund	53,022,757	137,577,316
Dow Jones U.S. Health Care 100 Plus Fund	14,028,597	30,188,224
Dow Jones U.S. Financial 100 Plus Fund	8,700,763	25,370,807
Strategic Allocation Fund	2,316,903	21,286,200
S&P 100 Index Fund	21,398,804	33,203,971
Wisconsin Tax-Exempt Fund	18,491,766	14,925,541

Net unrealized appreciation (depreciation) on securities held by the funds and the total cost of securities (for Federal income tax purposes) as of October 31, 2007, were as follows:

					Dow Jones	Dow Jones
				NYSE Arca	U.S.	U.S.
	Large	Equity	Geneva	Tech 100	Health Care	Financial	Strategic	S&P 100	Wisconsin
	Cap Equity	Income	Growth	Index	100 Plus	100 Plus	Allocation	Index	Tax-Exempt
Tax Cost of Investments	$3,334,558	$41,124,569	$248,160,872	$371,450,157	$47,687,119	$42,909,557	$43,394,211	$88,680,691	$163,979,923
Gross Unrealized Appreciation	199,305	4,782,465	81,841,044	133,454,325	20,340,384	13,445,360	13,036,530	78,366,156	3,731,750
Gross Unrealized Depreciation	(100,011)	(1,115,017)	(3,160,224)	(60,193,665)	(3,237,928)	(2,205,375)	—	(10,161,446)	(705,626)
Net Unrealized Appreciation	$99,294	$3,667,448	$78,680,820	$73,260,660	$17,102,456	$11,239,985	$13,036,530	$68,204,710	$3,026,124

4.	Line of Credit —

North Track has available a line of credit of $15,000,000. Each Fund’s borrowings, by investment restriction, cannot exceed 10% of the total net assets excluding the borrowed amounts. Interest expense incurred by each Fund in connection with such borrowings was not material during the period. Borrowings under this arrangement bear interest approximating the then current prime rate. North Track pays a commitment fee of 30 basis points per annum on the unused portion of the line.  Each Fund’s policies allow borrowings only for temporary or emergency purposes.  Total available capacity under the North Track line of credit was $14,799,939 at October 31, 2007.  The average interest rate paid on outstanding borrowings was 7.73% for the period ended October 31, 2007.

5.	Securities Lending —

The Funds may lend securities in order to earn additional income.  Each Fund receives initial collateral in the form of cash or U.S. Treasury obligations against the loaned securities of at least 102% and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan.  North Track also continues to receive interest or dividends on the securities loaned.  The cash collateral is invested in cash equivalents authorized by the Funds.  The cash equivalents are limited to securities issued by or fully guaranteed by the U.S. Government; securities issued by agencies or enterprises of the U.S. Government; securities meeting pre-established rating criteria or qualified money market portfolios.  Invested collateral must also meet maturity requirements.  The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.  Gain or loss on the fair value of the securities loaned that may occur during the term of the loan will be attributed to the Funds that loaned the securities.  As with other extensions of credit, there is a risk of delay in recovering a loaned security if the borrower defaults. Securities lending will only be done with parties that North Track deems credit worthy.

As of October 31, 2007, the Geneva Growth, NYSE Arca Tech 100 Index, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus and S&P 100 Index Funds had on loan securities valued at $70,499,688, $61,692,429, $2,294,796, $3,705,168, and $2,194,563, respectively, and collateral of $72,589,583, $63,891,302, $2,360,437. $3,830,101, and $2,244,402, respectively.

6.	Capital Share Transactions —

(a)
North Track has authorized common stock of 10 billion shares with a par value of $.001 per share. Its shares are currently divided into ten series:  Large Cap Equity Fund,  Equity Income Fund,  Geneva Growth Fund, NYSE Arca Tech 100 Index Fund Fund, Dow Jones U.S. Health Care 100 Plus Fund,  Dow Jones U.S. Financial 100 Plus Fund, Strategic Allocation Fund, S&P 100 Index Fund, Wisconsin Tax-Exempt Fund and Cash Reserve Fund.  Each Fund (other than the Cash Reserve Fund) has designated Class A (front-end load) shares.  In addition, each Fund (other than the Large Cap Equity Fund) has designated Class B (contingent deferred sales charge) shares, Class C (contingent deferred sales charge) shares and with the exception of the Wisconsin Tax-Exempt Fund and the Cash Reserve Fund, each Fund has also designated

NORTH TRACK FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
OCTOBER 31, 2007

Class R shares.  The Large Cap Equity and Equity Income Fund also have designated a Class I share  The NYSE Arca Tech 100 Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund have designated Class F Shares which are available only to the Strategic Allocation Fund.  The authorized shares of common stock may be allocated to any of the above Funds or to new funds as determined by the Board of Directors. The shares of each Fund have equal rights and privileges with all other shares of that Fund.

(b)	Capital share activity during the periods ended October 31, 2006 and October 31, 2007, were as follows:

	Equity		Geneva		NYSE Arca Tech		Dow Jones U.S.
Class A Shares	Income		Growth		100 Index		Health Care 100 Plus
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year ended October 31, 2006
Shares issued	952,696	$10,067,547	5,427,803	$95,275,481	2,481,936	$60,398,939	442,395	$5,246,405
Shares issued in distributions	29,281	305,344	—	—	—	—	26,569	315,105
Shares redeemed	(192,736)	(1,977,544)	(1,465,157)	(26,104,454)	(3,868,298)	(92,047,340)	(903,091)	(10,621,400)
Net increase(decrease)	789,241	$8,395,347	3,962,646	$69,171,027	(1,386,362)	$(31,648,401)	(434,127)	$(5,059,890)

	Dow Jones U.S.		Strategic		S&P		Wisconsin
Class A Shares	Financial 100 Plus		Allocation		100 Index		Tax-Exempt
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year ended October 31, 2006
Shares issued	340,149	$4,460,963	662,765	$8,001,118	143,941	$4,905,750	1,534,409	$15,883,140
Shares issued in distributions	31,567	397,179	3,318	39,845	36,830	1,184,829	376,892	3,912,791
Shares redeemed	(498,451)	(6,492,660)	(774,907)	(9,359,667)	(840,498)	(27,724,513)	(1,725,120)	(17,889,031)
Net increase(decrease)	(126,735)	$(1,634,518)	(108,824)	$(1,318,704)	(659,727)	$(21,633,934)	186,181	$1,906,900

	Equity		Geneva		NYSE Arca Tech		Dow Jones U.S.
Class B Shares	Income		Growth		100 Index		Health Care 100 Plus
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year ended October 31, 2006
Shares issued	425,459	$4,509,477	263,060	$4,513,361	120,355	$2,779,026	51,322	$586,275
Shares issued in distributions	9,189	95,391	—	—	—	—	11,978	137,148
Shares redeemed	(70,565)	(773,003)	(344,736)	(5,800,139)	(924,381)	(20,732,085)	(283,367)	(3,209,200)
Net increase(decrease)	364,083	$3,831,865	(81,676)	$(1,286,778)	(804,026)	$(17,953,059)	(220,067)	$(2,485,777)

	Dow Jones U.S.		Strategic		S&P		Wisconsin
Class B Shares	Financial 100 Plus		Allocation		100 Index		Tax-Exempt
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year ended October 31, 2006
Shares issued	34,489	$447,729	212,879	$2,539,295	19,662	$637,111	56,110	$579,841
Shares issued in distributions	7,789	97,539	2,315	27,365	2,761	87,142	5,017	52,062
Shares redeemed	(145,598)	(1,881,609)	(349,272)	(4,137,344)	(324,806)	(10,565,273)	(56,357)	(584,360)
Net increase(decrease)	(103,320)	$(1,336,341)	(134,078)	$(1,570,684)	(302,383)	$(9,841,020)	4,770	$47,543

	Equity		Geneva		NYSE Arca Tech		Dow Jones U.S.
Class C Shares	Income		Growth		100 Index		Health Care 100 Plus
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year ended October 31, 2006
Shares issued	334,850	$3,555,469	534,535	$9,298,047	178,714	$4,151,758	101,617	$1,164,661
Shares issued in distributions	5,066	53,032	—	—	—	—	10,745	123,136
Shares redeemed	(22,032)	(229,784)	(169,252)	(2,834,567)	(519,073)	(11,816,580)	(180,413)	(2,043,440)
Net increase(decrease)	317,884	$3,378,717	365,283	$6,463,480	(340,359)	$(7,664,822)	(68,051)	$(755,643)

	Dow Jones U.S.		Strategic		S&P		Wisconsin
Class C Shares	Financial 100 Plus		Allocation		100 Index		Tax-Exempt
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year ended October 31, 2006
Shares issued	81,379	$1,041,751	339,204	$4,036,029	17,305	$571,696	137,362	$1,424,435
Shares issued in distributions	9,052	112,929	1,598	18,906	363	11,526	8,399	87,108
Shares redeemed	(150,178)	(1,935,409)	(414,865)	(4,913,508)	(185,490)	(5,966,189)	(109,303)	(1,129,793)
Net increase(decrease)	(59,747)	$(780,729)	(74,063)	$(858,573)	(167,822)	$(5,382,967)	36,458	$381,750

NORTH TRACK FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
OCTOBER 31, 2007

	NYSE Arca Tech		Dow Jones U.S.		Dow Jones U.S.
Class F Shares	100 Index		Health Care 100 Plus		Financial 100 Plus
	Shares	Amount	Shares	Amount	Shares	Amount
Year ended October 31, 2006
Shares issued	85,589	$2,115,323	178,478	$2,115,323	201,014	$2,585,767
Shares redeemed	(150,379)	(3,572,027)	(294,911)	(3,521,395)	(267,718)	(3,566,640)
Net (decrease)	(64,790)	$(1,456,704)	(116,433)	$(1,406,072)	(66,704)	$(980,873)

	Equity		Geneva		NYSE Arca Tech		Dow Jones U.S.
Class R Shares	Income		Growth		100 Index		Health Care 100 Plus
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year ended October 31, 2006
Shares issued	5,066	$55,274	46,695	$854,683	37,939	$935,746	13,805	$165,831
Shares issued in distributions	25	276	—	—	—	—	6	80
Shares redeemed	—	—	(9,374)	(167,048)	(19,334)	(482,304)	(722)	(8,827)
Net increase	5,091	$55,550	37,321	$687,635	18,605	$453,442	13,089	$157,084

	Dow Jones U.S.		Strategic		S&P
Class R Shares	Financial 100 Plus		Allocation*		100 Index
	Shares	Amount	Shares	Amount	Shares	Amount
Year ended October 31, 2006
Shares issued	12,187	$159,999	2,527	$30,234	11,658	$389,082
Shares issued in distributions	—	—	—	—	1	40
Shares redeemed	(645)	(8,967)	—	—	(654)	(21,500)
Net increase	11,542	$151,032	2,527	$30,234	11,005	$367,622

*  First trade April 21, 2006.

	Large		Equity		Geneva
Class A Shares	Cap Equity#		Income		Growth
	Shares	Amount	Shares	Amount	Shares	Amount
Year ended October 31, 2007
Shares issued	256,766	$2,603,142	1,136,279	$13,352,021	3,167,293	$60,891,073
Shares issued in distributions	—	—	84,230	977,352	39,245	707,194
Shares redeemed	(3,158)	(31,721)	(419,725)	(4,972,414)	(3,528,026)	(67,404,501)
Net increase(decrease)	253,608	$2,571,421	800,784	$9,356,959	(321,488)	$(5,806,234)

	NYSE Arca Tech		Dow Jones U.S.		Dow Jones U.S.
Class A Shares	100 Index		Health Care 100 Plus		Financial 100 Plus
	Shares	Amount	Shares	Amount	Shares	Amount
Year ended October 31, 2007
Shares issued	1,735,768	$45,934,944	165,940	$2,124,483	128,944	$1,825,715
Shares issued in distributions	—	—	—	—	42,508	612,720
Shares redeemed	(3,295,677)	(86,867,337)	(659,991)	(8,509,949)	(529,362)	(7,428,671)
Net (decrease)	(1,559,909)	$(40,932,393)	(494,051)	$(6,385,466)	(357,910)	$(4,990,236)

	Strategic		S&P 100		Wisconsin
Class A Shares	Allocation		Index		Tax-Exempt
	Shares	Amount	Shares	Amount	Shares	Amount
Year ended October 31, 2007
Shares issued	252,162	$3,301,871	565,801	$21,699,126	1,938,123	$20,126,166
Shares issued in distributions	19,683	252,144	39,864	1,482,774	389,804	4,047,588
Shares redeemed	(895,654)	(11,823,583)	(539,726)	(20,626,416)	(1,757,794)	(18,249,846)
Net increase(decrease)	(623,809)	$(8,269,568)	65,939	$2,555,484	570,133	$5,923,908

NORTH TRACK FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
OCTOBER 31, 2007

	Equity		Geneva		NYSE Arca Tech		Dow Jones U.S.
Class B Shares	Income		Growth		100 Index		Health Care 100 Plus
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year ended October 31, 2007
Shares issued	369,704	$4,312,947	59,716	$1,080,477	42,137	$1,042,042	26,155	$319,691
Shares issued in distributions	27,771	319,345	5,266	89,582	—	—	—	—
Shares redeemed	(347,398)	(4,058,762)	(574,871)	(10,381,416)	(1,252,413)	(30,888,385)	(268,601)	(3,324,499)
Net increase(decrease)	50,077	$573,530	(509,889)	$(9,211,357)	(1,210,276)	$(29,846,343)	(242,446)	$(3,004,808)

	Dow Jones U.S.		Strategic		S&P 100		Wisconsin
Class B Shares	Financial 100 Plus		Allocation		Index		Tax-Exempt
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year ended October 31, 2007
Shares issued	11,282	$158,549	53,605	$681,226	20,777	$771,555	25,371	$264,368
Shares issued in distributions	13,176	188,201	13,457	168,486	5,016	182,813	5,568	57,768
Shares redeemed	(210,458)	(2,917,275)	(489,932)	(6,284,759)	(359,161)	(13,423,285)	(32,821)	(342,190)
Net (decrease)	(186,000)	$(2,570,525)	(422,870)	$(5,435,047)	(333,368)	$(12,468,917)	(1,882)	$(20,054)

	Large		Equity		Geneva
Class C Shares	Cap Equity ^		Income		Growth
	Shares	Amount	Shares	Amount	Shares	Amount
Year ended October 31, 2007
Shares issued	78,874	$797,068	312,584	$3,651,062	288,110	$5,284,656
Shares issued in distributions	—	—	21,945	252,708	4,475	77,018
Shares redeemed	—	—	(202,645)	(2,388,731)	(318,087)	(5,808,638)
Net increase(decrease)	78,874	$797,068	131,884	$1,515,039	(25,502)	$(446,964)

	NYSE Arca Tech		Dow Jones U.S.		Dow Jones U.S.
Class C Shares	100 Index		Health Care 100 Plus		Financial 100 Plus
	Shares	Amount	Shares	Amount	Shares	Amount
Year ended October 31, 2007
Shares issued	84,483	$2,134,465	68,385	$848,875	60,424	$825,223
Shares issued in distributions	—	—	—	—	14,883	211,576
Shares redeemed	(276,893)	(6,949,724)	(173,571)	(2,142,641)	(142,463)	(1,938,181)
Net (decrease)	(192,410)	$(4,815,259)	(105,186)	$(1,293,766)	(67,156)	$(901,382)

	Strategic		S&P		Wisconsin
Class C Shares	Allocation		100 Index		Tax-Exempt
	Shares	Amount	Shares	Amount	Shares	Amount
Year ended October 31, 2007
Shares issued	113,367	$1,449,540	9,723	$367,904	263,484	$2,741,199
Shares issued in distributions	8,730	109,296	715	26,228	11,383	117,966
Shares redeemed	(482,447)	(6,187,490)	(41,491)	(1,556,043)	(74,860)	(776,996)
Net increase(decrease)	(360,350)	$(4,628,654)	(31,053)	$(1,161,911)	200,007	$2,082,169

	NYSE Arca Tech		Dow Jones U.S.		Dow Jones U.S.
Class F Shares	100 Index		Health Care 100 Plus		Financial 100 Plus
	Shares	Amount	Shares	Amount	Shares	Amount
Year ended October 31, 2007
Shares issued	45,747	$1,164,351	66,000	$829,228	22,597	$323,324
Shares redeemed	(253,576)	(6,812,002)	(514,072)	(6,726,775)	(547,540)	(7,747,423)
Net (decrease)	(207,829)	$(5,647,651)	(448,072)	$(5,897,547)	(524,943)	$(7,424,099)

	Equity		Geneva		NYSE Arca Tech		Dow Jones U.S.
Class R Shares	Income		Growth		100 Index		Health Care 100 Plus
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year ended October 31, 2007
Shares issued	4,125	$49,632	14,298	$272,334	9,257	$243,651	5,568	$72,525
Shares issued in distributions	295	3,449	259	4,635	—	—	—	—
Shares redeemed	(24)	(285)	(10,880)	(205,823)	(7,203)	(186,996)	(321)	(4,074)
Net increase	4,396	$52,796	3,677	$71,146	2,054	$56,655	5,247	$68,451

NORTH TRACK FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
OCTOBER 31, 2007

	Dow Jones U.S.		Strategic		S&P
Class R Shares	Financial 100 Plus		Allocation		100 Index
	Shares	Amount	Shares	Amount	Shares	Amount
Year ended October 31, 2007
Shares issued	5,535	$77,892	723	$9,549	1,520	$56,664
Shares issued in distributions	323	4,602	21	267	83	3,058
Shares redeemed	(1,872)	(25,141)	(1,296)	(16,612)	(5,395)	(197,905)
Net increase(decrease)	3,986	$57,353	(552)	$(6,796)	(3,792)	$(138,183)

#	First trade May 1, 2007
^	First trade May 7, 2007

(c)
For the Large Cap Equity, Equity Income, Geneva Growth, NYSE Arca Tech 100 Index, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus, Strategic Allocation and S&P 100 Index Funds, the maximum offering price per Class A Share is computed based on a maximum front-end sales charge of 5.25% of the offering price or 5.54% of the net asset value. For the purpose of this computation, the offering price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 94.75.

For the Wisconsin Tax-Exempt Fund, the maximum offering price per Class A share is computed based on a maximum front-end sales charge of 3.50% of the offering price or 3.62% of the net asset value. For this Fund, the offering price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 96.5.

7.	Futures Contracts —

The number of financial futures contracts and the gross unrealized appreciation (depreciation) at October 31, 2007, for each Fund were as follows:

		Unrealized	Aggregate Face
	Number of Contracts	Appreciation / (Depreciation)	Value of Contracts
NYSE Arca Tech 100 Index Fund:
NASDAQ 100 Index Futures expiring December 2007	10	$5,500	$2,247,000

S&P 100 Index Fund:
S&P 500 E-Mini Index Futures expiring December 2007	18	$10,945	$1,388,465

The Large Cap Equity, Equity Income Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund had no futures contract activity during the period ended October 31, 2007.

8.	Affiliated Securities —

The Strategic Allocation Fund invests solely in the Class F shares of the NYSE Arca Tech 100 Index Fund, Dow Jones U. S. Health Care 100 Plus Fund and Dow Jones U. S. Financial 100 Plus Fund (collectively, the “affiliated underlying funds”). Class F shares are only available for purchase by the Strategic Allocation Fund. The capital share activity for Class F shares of each affiliated underlying fund is disclosed in Note 6 to the financial statements and the distributions received from each affiliated underlying fund Class F shares is disclosed in the statement of changes in net assets.

The Strategic Allocation Fund’s realized gain/loss received for the year ended October 31, 2007, from the NYSE Arca Tech 100 Index Fund, Dow Jones U. S. Health Care 100 Plus Fund and Dow Jones U. S. Financial 100 Plus Fund is $860,602, $859,891 and $1,057,363, respectively.

The NYSE Arca Tech 100 Index Fund invests in the Ziegler Exchange Traded Trust NYSE Arca Tech 100 ETF, which may be deemed to be under common control because of the same Board of Directors.

A summary of the transactions with the Ziegler Exchange Traded Trust NYSE Arca Tech 100 ETF during the year ended October 31, 2007 follows:

NYSE Arca Tech 100 Index Fund

	Balance of			Balance of
	Shares Held at	Gross	Gross	Shares Held at	Value at	Realized	Distributions
Underlying Affiliated Fund	10/31/2006	Additions	Sales	10/31/2007	10/31/2007	Gain (Loss)	Received
Ziegler Exchange Traded Fund	0	1,000	0	1,000	28,110	0	0
NYSE Arca Tech 100 ETF

NORTH TRACK FUNDS, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of North Track Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Equity Income Fund (formerly Dow Jones Equity Income 100 Plus Fund), Geneva Growth Fund, NYSE Arca Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Strategic Allocation Fund, S&P 100 Index Fund, and Wisconsin Tax-Exempt Fund (eight of the portfolios constituting North Track Funds, Inc.), as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in the period then ended. We have also audited the statement of assets and liabilities, including the schedule of investments, of Large Cap Equity Fund (one of the portfolios constituting North Track Funds, Inc.) as of October 31, 2007, and the related statement of operations, statement of changes in net assets, and financial highlights for the period May 1, 2007 (commencement of operations) through October 31, 2007. These financial statements and financial highlights are the responsibility of the North Track Funds, Inc. (the “Funds”) management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of Large Cap Equity Fund, Equity Income Fund (formerly Dow Jones Equity Income 100 Plus Fund), Geneva Growth Fund, NYSE Arca Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Strategic Allocation Fund, S&P 100 Index Fund and Wisconsin Tax-Exempt Fund as of October 31, 2007, the results of their operations for the periods indicated, the changes in their net assets for the periods indicated and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, WI
December 21, 2007

NORTH TRACK FUNDS, INC.

DIRECTORS AND OFFICERS

The directors and officers of North Track Funds, Inc. are listed below, together with their principal occupations during the past five years.  The current Statement of Additional Information for the Funds contains additional information about the directors and officers and is available, without charge, upon request by calling North Track toll free at 1-800-826-4600.

				Number of	Other
		Term of		North Track	Directorships/
	Position(s)	Office and		Funds	Trusteeships
Name, Address	Held with	Length of	Principal Occupation(s)	Overseen	Held by
and Date of Birth	North Track	Time Served[1]	During Past Five Years	by Director	Director[2]

Independent Directors:
Marcia L. Wallace	Director	Since 2001	Retired; Senior Vice President in Global Trust Services and Institutional	10	Ziegler Exchange
200 S. Wacker Drive			Custody, First Chicago NBD/Bank One from 1985 to 1999.		Traded Trust
Suite 2000
Chicago, IL 60606
Birthdate: 12-2-47

James G. DeJong	Director	Since 2001	President and Managing Shareholder, O’Neil, Cannon, Hollman &	10	Ziegler Exchange
200 S. Wacker Drive			DeJong S.C. (law firm) since 1987.		Traded Trust
Suite 2000
Chicago, IL 60606
Birthdate: 10-18-51

Brian J. Girvan	Director	Since 2003	Partner, Ascent Venture Management, Inc. since August 2003; Chief	10	Ziegler Exchange
200 S. Wacker Drive			Operating Officer and Chief Financial Officer, Argo Global Capital, LLC		Traded Trust
Suite 2000			(venture capital company) from 2001 to 2003; Senior Vice President
Chicago, IL 60606			and Division Executive, Fidelity Investments from 1999 to 2001; Senior
Birthdate: 10-20-55			Vice President and Group CFO, Fidelity Investments from 1998 to 1999.

Cornelia Boyle	Director	Since 2003	Currently Retired; Executive Vice President and Chief Operations	10	Ziegler Exchange
200 S. Wacker Drive			Officer, AIG SunAmerica Retirement Markets, Inc., from 2000 to		Traded Trust
Suite 2000			2003; and Executive Vice President, Fidelity Investments from 1996
Chicago, IL 60606			to 2000.
Birthdate: 09-23-53

Interested Director and Officers:
John J. Mulherin[3]	Director	Since 2003	Chief Executive Officer, The Ziegler Companies, Inc. since February	10	Ziegler Exchange
200 S. Wacker Drive			2000.		Traded Trust
Suite 2000
Chicago, IL 60606
Birthdate: 05-18-51

Brian K. Andrew	President	Since 2006	President and Director, Ziegler Capital Management, LLC since 2006;	N/A	N/A
200 S. Wacker Drive			President, Ziegler Exchange Traded Trust since 2006; Senior Managing
Suite 2000			Director, The Ziegler Companies, Inc. since 2000; Chief Investment
Chicago, IL 60606			Officer, The Ziegler Companies, Inc. from 2000 to 2006.
Birthdate: 10-31-62

Todd A. Krause	Chief	Since 2007	Director and Chief Financial Officer, Ziegler Capital Management, LLC	N/A	N/A
200 S. Wacker Drive	Financial		since 2007; Chief Financial Officer and Treasurer, Ziegler Exchange
Suite 2000	Officer		Traded Trust since 2007; First Vice President of LaSalle Fund Services,
Chicago, IL 60606	and		ABN Amro LaSalle Bank NA from June 2006 to December 2007; Chief
Birthdate: 02-20-63	Treasurer		Financial Officer and Manager of Fund Operations, Trident Financial
Services, LLC from 2002 to 2006; Chief Financial Officer and Manager of Operations, Anchor Asset Management, LLC from 2001 to 2002.

Benjamin H. DeBerry	Secretary	Since 2007	Senior Managing Director and General Counsel, The Ziegler Companies,	N/A	N/A
200 S. Wacker Drive			Inc. since 2007; Secretary, Ziegler Exchange Traded Trust since 2007;
Suite 2000			Senior Counsel of the Networks and Enterprise Business, Motorola, Inc.
Chicago, IL 60606			from 2005 to 2007; Associate, Wildman, Harold, Allen & Dixon LLP from
Birthdate: 04-29-71			2004 to 2005; Associate, Chapman and Cutler LLP from 2002 to 2004.

Angelique A. David	Assistant	Since 2007	Vice President and Assistant General Counsel, The Ziegler Companies,	N/A	N/A
200 S. Wacker Drive	Secretary		Inc. since 2007; Assistant Secretary, Ziegler Exchange Traded Trust since
Suite 2000			2007; Associate, Locke, Lord, Bissel & Liddell LLP from 2002 to 2007.
Chicago, IL 60606
Birthdate: 07-26-77

NORTH TRACK FUNDS, INC.

DIRECTORS AND OFFICERS (Continued)

				Number of	Other
		Term of		North Track	Directorships/
	Position(s)	Office and		Funds	Trusteeships
Name, Address	Held with	Length of	Principal Occupation(s)	Overseen	Held by
and Date of Birth	North Track	Time Served[1]	During Past Five Years	by Director	Director[2]

Elizabeth A. Watkins	Chief	Since 2007	Senior Managing Director and Chief Compliance Officer, The Ziegler	N/A	N/A
200 S. Wacker Drive	Compliance		Companies, Inc. since July 2007; Chief Compliance Officer, Ziegler
Suite 2000,	Officer		Exchange Traded Trust since 2007; Managing Director and Chief
Chicago, IL 60606			Compliance Officer, The Ziegler Companies, Inc. from June 2006 to
Birthdate: 01-29-68			July 2007; Vice President and Chief Compliance Officer, The Ziegler
Companies, Inc. from November 2003 to June 2006; Compliance
Consultant, Northwestern Mutual Insurance Services from 2002 to
2003; Vice President of Brokerage Services, Oberweis Securities, Inc.
from 1999 to 2002.

1
Officers of North Track serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of North Track serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the 1940 Act.

2
Only includes directorships held in a company with a class of securities registered pursuant to Section 12 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.

3	Mr. Mulherin is considered to be an “interested person” (as defined in the 1940 Act) of North Track because he is Chief Executive Officer of The Ziegler Companies, Inc.

TAX INFORMATION (Unaudited)

For the fiscal year ended October 31, 2007, the funds listed have long-term capital gain dividends, dividends qualifying for the corporate dividends received deduction, qualified dividend income and tax-exempt dividends with regard to distributions paid during the year as follows

				Corporate
	Long-Term	Ordinary		Dividends	Qualified
	Capital Gains	Income	Total	Received	Dividend
	Distributions(a)	Distributions	Distributions(a)	Deduction(a)	Income (b)
Large Cap Equity	0.00%	0.00%	0.00%	0.00%	0.00%
Equity Income	31.46%	68.54%	100.00%	100.00%	100.00%
Geneva Growth	100.00%	0.00%	100.00%	0.00%	0.00%
Dow Jones US Health Care 100 Plus	0.00%	0.00%	0.00%	0.00%	0.00%
Dow Jones US Financial 100 Plus	60.49%	39.51%	100.00%	100.00%	100.00%
Strategic Allocation	97.53%	2.47%	100.00%	0.00%	0.00%
S&P 100 Index Fund	12.77%	87.23%	100.00%	100.00%	100.00%
Wisconsin Tax-Exempt Fund	0.00%	100.00%	100.00%	0.00%	0.00%

(a)	as a percentage of the Fund’s Total Distribution
(b)	as a percentage of the funds ordinary income distributions

The Wisconsin Tax-Exempt Fund designated 99.98% of income distributions paid during the period ended October 31, 2007, as tax-exempt dividends.

NORTH TRACK FUNDS, INC.

EXPENSE INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the North Track Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

Actual Expenses

For each fund class, the first line of the table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical for Comparison Purposes

For each fund class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Large Cap Equity Fund**
	Beginning Account	Ending Account	Expenses Paid During
	Value 05/01/07	Value 10/31/07	Period 05/01/07-10/31/07*
Class A
Actual	$1,000.00	$1,040.00	$7.16
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08

Class C
Actual	$1,000.00	$1,020.70	$10.74
Hypothetical (5% return before expenses)	$1,000.00	$1,014.44	$10.71

*
Expenses are equal to the annualized expense ratio for each class (A: 1.40%; C: 2.12%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. Fund inception May 1, 2007.

**
The Large Cap Equity Fund is authorized to sell Class I and Class R shares; however as of October 31, 2007, no Class I or Class R shares had been sold. Because no Class I or Class R shares had been sold, no expense information was available for these classes, and therefore, Class I and Class R shares are excluded from the Expense Example for the Large Cap Equity Fund.

Equity Income Fund***
	Beginning Account	Ending Account	Expenses Paid During
	Value 05/01/07	Value 10/31/07	Period 05/01/07-10/31/07*
Class A
Actual	$1,000.00	$1,014.70	$5.84
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

Class B
Actual	$1,000.00	$1,010.50	$9.63
Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	$9.65

Class C
Actual	$1,000.00	$1,011.40	$9.63
Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	$9.65

Class R
Actual	$1,000.00	$1,012.10	$8.37
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39

*
Expenses are equal to the annualized expense ratio for each class (A: 1.15%; B: 1.90%; C: 1.90; R: 1.65%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

***
As of May 1, 2007, the Equity Income Fund began selling Class I shares; however, as of October 31, 2007, no Class I shares had been sold.  Because no Class I shares had been sold, no expense information was available for the class and therefore, Class I shares are excluded from the expense example for the Equity Income Fund.

NORTH TRACK FUNDS, INC.

EXPENSE INFORMATION (Unaudited) (Continued)

Geneva Growth Fund
	Beginning Account	Ending Account	Expenses Paid During
	Value 05/01/07	Value 10/31/07	Period 05/01/07-10/31/07*
Class A
Actual	$1,000.00	$1,133.70	$7.37
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.97

Class B
Actual	$1,000.00	$1,129.30	$11.38
Hypothetical (5% return before expenses)	$1,000.00	$1,014.52	$10.76

Class C
Actual	$1,000.00	$1,129.40	$11.38
Hypothetical (5% return before expenses)	$1,000.00	$1,014.52	$10.76

Class R
Actual	$1,000.00	$1,130.60	$10.04
Hypothetical (5% return before expenses)	$1,000.00	$1,015.78	$9.50

*
Expenses are equal to the annualized expense ratio for each class (A: 1.37%; B: 2.12%; C: 2.12%; R: 1.87%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

NYSE Arca Tech 100 Index Fund
	Beginning Account	Ending Account	Expenses Paid During
	Value 05/01/07	Value 10/31/07	Period 05/01/07-10/31/07*
Class A
Actual	$1,000.00	$1,087.30	$4.89
Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74

Class B
Actual	$1,000.00	$1,083.30	$8.82
Hypothetical (5% return before expenses)	$1,000.00	$1,016.74	$8.54

Class C
Actual	$1,000.00	$1,083.40	$8.82
Hypothetical (5% return before expenses)	$1,000.00	$1,016.74	$8.54

Class F
Actual	$1,000.00	$1,088.90	$3.58
Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.47

Class R
Actual	$1,000.00	$1,084.70	$7.51
Hypothetical (5% return before expenses)	$1,000.00	$1,021.60	$7.29

*
Expenses are equal to the annualized expense ratio for each class (A: .93%; B: 1.68%; C: 1.68%; F: .68%; R: 1.43%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

NORTH TRACK FUNDS, INC.

EXPENSE INFORMATION (Unaudited) (Continued)

Dow Jones U.S. Health Care 100 Plus Fund
	Beginning Account	Ending Account	Expenses Paid During
	Value 05/01/07	Value 10/31/07	Period 05/01/07-10/31/07*
Class A
Actual	$1,000.00	$1,011.20	$6.64
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.67

Class B
Actual	$1,000.00	$1,007.00	$10.42
Hypothetical (5% return before expenses)	$1,000.00	$1,014.82	$10.46

Class C
Actual	$1,000.00	$1,007.00	$10.42
Hypothetical (5% return before expenses)	$1,000.00	$1,014.82	$10.46

Class F
Actual	$1,000.00	$1,012.60	$5.38
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.40

Class R
Actual	$1,000.00	$1,008.30	$9.16
Hypothetical (5% return before expenses)	$1,000.00	$1,016.08	$9.20

*
Expenses are equal to the annualized expense ratio for each class (A: 1.31%; B: 2.06%; C: 2.06%; F: 1.06%; R: 1.81%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Dow Jones U.S. Financial 100 Plus Fund
	Beginning Account	Ending Account	Expenses Paid During
	Value 05/01/07	Value 10/31/07	Period 05/01/07-10/31/07*
Class A
Actual	$1,000.00	$914.00	$6.46
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.82

Class B
Actual	$1,000.00	$910.70	$10.07
Hypothetical (5% return before expenses)	$1,000.00	$1,014.67	$10.61

Class C
Actual	$1,000.00	$910.90	$10.07
Hypothetical (5% return before expenses)	$1,000.00	$1,014.67	$10.61

Class F
Actual	$1,000.00	$915.60	$5.26
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55

Class R
Actual	$1,000.00	$915.60	$8.88
Hypothetical (5% return before expenses)	$1,000.00	$1,015.93	$9.35

*
Expenses are equal to the annualized expense ratio for each class (A: 1.34%; B: 2.09%; C: 2.09%; F: 1.09%; R: 1.84%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

NORTH TRACK FUNDS, INC.

EXPENSE INFORMATION (Unaudited) (Continued)

Strategic Allocation Fund
	Beginning Account	Ending Account	Expenses Paid During
	Value 05/01/07	Value 10/31/07	Period 05/01/07-10/31/07*
Class A
Actual	$1,000.00	$1,003.00	$4.04
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08

Class B
Actual	$1,000.00	$999.20	$7.81
Hypothetical (5% return before expenses)	$1,000.00	$1,017.39	$7.88

Class C
Actual	$1,000.00	$992.00	$7.78
Hypothetical (5% return before expenses)	$1,000.00	$1,017.39	$7.88

Class R
Actual	$1,000.00	$1,000.70	$6.45
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.51

*
Expenses are equal to the annualized expense ratio for each class (A: .80%; B: 1.55%; C: 1.55%; R: 1.28%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

S&P 100 Index Fund
	Beginning Account	Ending Account	Expenses Paid During
	Value 05/01/07	Value 10/31/07	Period 05/01/07-10/31/07*
Class A
Actual	$1,000.00	$1,072.10	$5.07
Hypothetical (5% return before expenses)	$1,000.00	$1,020.32	$4.94

Class B
Actual	$1,000.00	$1,068.10	$8.97
Hypothetical (5% return before expenses)	$1,000.00	$1,016.53	$8.74

Class C
Actual	$1,000.00	$1,068.40	$8.97
Hypothetical (5% return before expenses)	$1,000.00	$1,016.53	$8.74

Class R
Actual	$1,000.00	$1,069.50	$7.67
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.48

*
Expenses are equal to the annualized expense ratio for each class (A: .97%; B: 1.72%; C: 1.72%; R: 1.47%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Wisconsin Tax-Exempt Fund
	Beginning Account	Ending Account	Expenses Paid During
	Value 05/01/07	Value 10/31/07	Period 05/01/07-10/31/07*
Class A
Actual	$1,000.00	$1,010.20	$4.91
Hypothetical (5% return before expenses)	$1,000.00	$1,020.32	$4.94

Class B
Actual	$1,000.00	$1,006.60	$8.70
Hypothetical (5% return before expenses)	$1,000.00	$1,016.53	$8.74

Class C
Actual	$1,000.00	$1,006.60	$8.70
Hypothetical (5% return before expenses)	$1,000.00	$1,016.53	$8.74

*
Expenses are equal to the annualized expense ratio for each class (A: .97%; B: 1.72%; C: 1.72%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

NORTH TRACK FUNDS, INC.

MATTERS SUBMITTED TO SHAREHOLDER VOTE

On April 30, 2007, a Special Meeting of Shareholders for all series of North Track Funds, Inc. (“North Track”) was held to consider the proposals described below.  All proposals related to the North Track S&P 100 Index Fund, Dow Jones Equity Income 100 Plus Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund and Wisconsin Tax-Exempt Fund were approved at this Meeting.  With regard to the North Track NYSE Arca Tech 100 Index Fund, Strategic Allocation Fund and Geneva Growth Fund, the Special Meeting of Shareholders was adjourned until June 4, 2007, at which time the proposal(s) were passed. A description of the proposals and number of shares voted were as follows:

1.	A new investment advisory agreement with Ziegler Capital Management, LLC (shareholders of all North Track Funds).

	Shares Eligible	Shares Represented
	to Vote*	at Meeting	Shares Voted For	Shares Voted Against	Abstentions
Dow Jones Equity Income 100 Plus Fund	3,525,419	1,786,918	1,684,109	40,337	62,471
Geneva Growth Fund	11,746,808	6,370,122	6,063,254	89,687	217,181
NYSE Arca Tech 100 Index Fund	15,208,614	7,828,089	7,313,831	132,545	381,713
Dow Jones U.S. Health Care 100 Plus Fund	5,552,326	3,176,446	3,111,321	19,894	45,230
Dow Jones U.S. Financial 100 Plus Fund	4,620,865	2,696,180	2,651,771	13,591	30,817
Strategic Allocation Fund	5,239,696	2,786,104	2,601,420	47,296	137,388
S&P 100 Index Fund	3,935,954	2,080,101	1,935,445	29,987	114,668
Wisconsin Tax-Exempt Fund	15,540,474	9,847,442	9,271,994	252,451	322,996

*	Shares eligible to vote were determined as of the close of business on March 5, 2007 (the “Record Date”).

2.	A new sub-advisory agreement with Geneva Capital Management Ltd. (Geneva Growth Fund shareholders only).

	Shares Eligible	Shares Represented
	to Vote*	at Meeting	Shares Voted For	Shares Voted Against	Abstentions
Geneva Growth Fund	11,746,808	6,370,122	6,083,734	73,895	212,493

*	Shares eligible to vote were determined as of the close of business on the Record Date.

3.	A proposal to change the investment objective of the Dow Jones Equity Income 100 Plus Fund (Dow Jones Equity Income 100 Plus Fund shareholders only).

	Shares Eligible	Shares Represented
	to Vote*	at Meeting	Shares Voted For	Shares Voted Against	Abstentions
Dow Jones Equity Income 100 Plus Fund	3,525,419	1,786,918	1,646,155	75,606	65,156

*	Shares eligible to vote were determined as of the close of business on the Record Date.

NORTH TRACK FUNDS, INC.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 (the “Act”) requires that the North Track Funds, Inc.’s investment advisory agreement (“Advisory Agreements”) be approved annually by a vote of a majority of the Board of Directors of the North Track Funds, Inc. (the “Funds”), including a majority of the Directors who are not parties to the Advisory Agreement or “interested persons” of the Funds as that term is defined in the Act (the “Independent Directors”).  At its meeting on October 5, 2007, the Board of Directors of the Funds, including all of the Independent Directors, voted unanimously to renew the existing Advisory Agreement between the Funds and Ziegler Capital Management, LLC (the “Advisor”) for each of the series of the Funds (each series is sometimes referred to as a “Fund” in this section).  The Board also unanimously approved the Subadvisory Agreement between the Funds, the Advisor and Geneva Capital Management Ltd. (the “Sub-Advisor”) with respect to the Geneva Growth Fund.  The Advisor and the Sub-Advisor are referred to collectively as the “Advisors.”

The Board’s approval was based on its consideration and evaluation of a variety of factors, including:  (1) the nature, extent and quality of the services provided by the Advisors; (2) the performance of each Fund in comparison to its benchmark index and a peer group of mutual funds; (3) the management fees and total operating expenses of each Fund , including comparative information with respect to a peer group of mutual funds; (4) the extent to which economies of scale may be realized as a Fund grows; and (5) whether fee levels reflect any potential economies of scale for the benefit of shareholders.

In connection with the renewal process, the Contracts Committee of the Board, consisting of each of the Independent Directors, met on October 4, 2007, and the full Board met on October 5, 2007, to consider information relevant to the renewal process.  The Contracts Committee and the full Board are referred to collectively as the “Board” in this section.

The Independent Directors retained the services of Management Practice, Inc. (“MPI”) as a consultant to assist them in the compilation and organization of relevant information in connection with the contract review process.  The report provided by MPI included an overview of the Funds, their investment performance, portfolio operations, brokerage costs and trading efficiency, shareholder service quality, expense components, advisor profitability and economies of scale. The additional information reviewed by the Directors included a statistical comparison of the advisory fees, total operating expenses, and performance of each Fund to a peer group of comparable mutual funds; information prepared by Fund management as to Advisor profitability, brokerage costs, trading practices, shareholder service quality, investment performance and fees; the contractual fees charged pursuant to the Advisory Agreement; fees waived or reimbursed; fee breakpoints; and information regarding the types of services furnished to the Funds, the personnel providing the services, and resources of the Advisors. The Independent Directors also received a separate analysis of the Advisor’s profitability prepared by MPI.

In addition, in connection with each of its regular quarterly meetings during the year, the Board received extensive information on the performance of each of the Funds, including absolute performance and relative performance rankings of each Fund in comparison to its benchmark index and its Morningstar comparison group.

The Contracts Committee also received and reviewed extensive information from the Advisors with respect to their organizations, investment philosophies, portfolio managers and other personnel, and facilities, as well as a copy of each of the Advisors’ Form ADV filings with the SEC.

Throughout the process, the Independent Directors were represented by their independent counsel and also utilized the services of Fund counsel, including a memorandum from Fund counsel summarizing their responsibilities under the Act in reviewing and approving the Advisory Agreement.

Nature, Extent, and Quality of Services Provided by the Advisor

At each of the Board’s regular quarterly meetings during 2007, management presented information describing the services furnished to the Funds by the Advisors and reported on the investment management, portfolio trading, and compliance with applicable investment restrictions and limitations of the  Funds.  The Board also reviewed information as to the portfolio trading costs of the Funds and the Advisors’ use of “soft dollars” as permitted pursuant to section 28(e) of the Securities Exchange Act of 1934.  At its meeting in October 2007, the Board considered brokerage costs and commissions, trading practices and the allocation of soft dollar services. In addition, the Board considered biographical information for each of the portfolio managers, other relevant management personnel, and the history, organization, resources, and regulatory history of each of the Advisors. The Board concluded that the Advisors were well qualified; provided services comparable to those provided by advisors generally to similar mutual funds; that the nature and extent of services provided by the Advisors were appropriate for the investment objectives and programs of each of the Funds; that the quality of services was acceptable; and that the Advisors have appropriate and sufficient knowledge and experience to manage the Funds.

Performance of the Funds

The Board received reports at each of its quarterly meetings from the Advisor’s Chief Investment Officer and/or a representative of the Sub-Advisor, including a report on each Fund’s investment performance before and after expenses and its relative performance to a benchmark index and Morningstar peer groups.  In connection with the annual contract renewal process, the Board also reviewed extensive performance information for each of the Funds in relationship to fund comparison groups provided by Lipper Inc.  The Board reviewed performance of each

NORTH TRACK FUNDS, INC.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

Fund over 1, 3, 5, and 10 year periods (or the life of the Fund, if shorter).  While investment performance varied from Fund to Fund and over the various time periods, some of the Funds showed significant improvement in performance in recent years, some of the Funds reported performances that were competitive with their Lipper peer groups and some of the Funds indicated a performance below management’s and the Board’s expectations.  With respect to the latter Funds, management recommended the implementation of additional fee waivers for certain Funds, which will reduce overall expenses and assist in improving the performance of the Funds.  Management also reported that the Advisor had undertaken a comprehensive examination of alternatives to improve performance as well as potential corrective actions and would provide a recommendation to the Board when an appropriate solution is identified.

Cost of Services and Profitability to the Advisor

The Board considered both the contractual and actual advisory fees for each of the Funds.  The Advisor is currently providing expense waivers or reimbursements for several of the Funds.  Five of the Funds had actual advisory fees that  ranked in the median quintile or better of their Lipper comparison groups; three of which had actual advisory fees that ranked in the first quintile.  Three of the Funds had effective advisory fees that were higher than the median quintile, with effective advisory fees ranging from four to 10 basis points above the median of  their Lipper comparison group.  The Board considered the Advisor’s commitment to waive a portion of its advisory fee with respect to several of the Funds.  The Board concluded that the advisory fees were reasonable in light of the services provided.  With respect to profitability, the Independent Directors had the benefit of a separate analysis prepared by MPI.  The analysis indicated that the profitability of the advisory contract to the Advisor was comparable to the average reported by other publicly held investment management companies and the overall level of profitability on its services to the Funds was significantly below the comparison group.  The Board also reviewed profitability information for the Sub-Advisor with respect to its management of the Geneva Growth Fund.  The Board believed that the profitability of the Advisory Agreements to the Advisors was within a reasonable range.

Economies of Scale

The Board considered whether economies of scale might be realized as a Fund’s assets increase.  The potential for such economies was believed to differ, depending on the nature and size of the Fund.  The Board also considered that, thus far in 2007, three of the Funds had improved net sales positions compared to last year and one Fund, the Geneva Growth Fund, continues to have steady growth in net and gross sales. However, the Board also considered that net sales for four of the Funds have continued to decline as a result of lower gross sales and increased redemptions. The Funds have established breakpoints that provide for reduced advisory fees as a Fund’s asset levels increase.  The Funds breakpoint schedule seems to equitably share overall operating profits with shareholders.  One Fund, the Strategic Allocation Fund, does not have breakpoints, but it benefits from the breakpoints in the underlying Funds in which it invests.  The Board concluded that, at current asset levels, any economies of scale that may result from increased Fund assets are shared reasonably for the benefit of investors.

NORTH TRACK FUNDS, INC.

PROXY VOTING

A copy of the policies and procedures that North Track uses to vote proxies relating to portfolio securities is attached to the Funds’ Statement of Additional Information, which is available, without charge, upon request, by calling 1-800-826-4600 or on the SEC’s website at www.sec.gov. In addition, information regarding how the Funds actually voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 is available without charge and upon request, by calling 1-800-826-4600 or on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q’s are available on the SEC’s website at www.sec.gov. Each Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. North Track also makes available the information on Form N-Q to shareholders without charge and upon request, by calling 1-800-826-4600.

North Track Funds, Inc.
1-800-826-4600
200 S. Wacker Drive
Suite 2000
Chicago, Illinois 60606

Investment Advisors
Ziegler Capital Management, LLC
200 S. Wacker Drive
Suite 2000
Chicago, Illinois 60606

Geneva Capital Management Ltd.
(Sub-Advisor to the Geneva Growth Fund)
250 East Wisconsin Avenue
Suite 1050
Milwaukee, Wisconsin 53202

Officers and Directors
Marcia L. Wallace, Director
James G. DeJong, Director
Brian J. Girvan, Director
Cornelia Boyle, Director
John J. Mulherin, Director
Brian K. Andrew, President
Elizabeth A. Watkins, Chief Compliance Officer
Todd A. Krause, Chief Financial Officer and Treasurer
Benjamin H. DeBerry, Secretary
Angelique A. David, Assistant Secretary

Distributor
B.C. Ziegler and Company
200 S. Wacker Drive
Suite 2000
Chicago, Illinois 60606

Accounting/Pricing Agent
B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

Transfer and Dividend Disbursing Agent
PFPC Inc.
101 Sabin Street
Pawtucket, Rhode Island 02860

Custodian
Union Bank of California
350 California Street
San Francisco, California 94104

Counsel
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, Wisconsin 53202

200 South Wacker Drive | Suite 2000 | Chicago, IL 60606

ANNUAL REPORT

Shareholder Information
800 826 4600
www.northtrackfunds.com

This report was prepared for the
information of shareholders of
North Track Funds, Inc., and may not be
used in connection with the offering of
securities unless preceded or accompanied
by a current prospectus.

A05 NT343-1207

NORTH TRACK FUNDS
ANNUAL REPORT TO SHAREHOLDERS

OCTOBER 31, 2007

CASH RESERVE FUND

NORTH TRACK FUNDS, INC.
CASH RESERVE FUND

PRESIDENT’S LETTER
ANNUAL REPORT TO SHAREHOLDERS
OCTOBER 31, 2007

December 20, 2007

Dear Shareholder:

I am pleased to provide you with the Annual Report for the North Track Cash Reserve Fund for the year ended October 31, 2007.  I hope you take a few minutes to review this information and find it useful in monitoring your investment.

North Track’s Cash Reserve Fund, as a money market vehicle, can be used in conjunction with other North Track Funds.  We invite you to contact your financial consultant or call us directly at 1-800-826-4600 to learn more about the North Track Family of Funds.

A special feature we are pleased to offer at North Track is shareholder on-line access.  Shareholders who have accounts directly through North Track can access their individual accounts through www.northtrackfunds.com.  With around-the-clock access, North Track shareholders can track their direct accounts, including all Fund information, daily balances, transaction history and Fund prices at their convenience.  More information on all of our Funds can be obtained through your investment consultant or by calling North Track Funds for a Prospectus at 1-800-826-4600.

As you may know, beginning in June and continuing through today, the credit markets have experienced disruption as a result of an increase in the default rate on certain mortgage securities.  These mortgages were funded by increasingly complex structures that utilized asset backed commercial paper as a funding vehicle. The Cash Reserve portfolio has not held this type of commercial paper and has not experienced any price disruption.  Our portfolio management team continues to monitor activity in this market segment closely and will manage the portfolio in a manner consistent with our current risk profile.

Thank you for your continued confidence in North Track and, as always, we welcome your questions or comments.

Best Regards,

Brian K. Andrew
President

This report contains information for existing shareholders of North Track Cash Reserve Fund.  It does not constitute an offer to sell.  If an investor wishes to receive more information about this Fund, the investor should obtain a Prospectus, which includes a discussion of the Fund’s investment objectives and risks and all sales charges and expenses of the relevant Fund.  A Prospectus can be obtained by calling us at 1-800-826-4600.  Please read the Prospectus carefully before investing in any of the North Track Funds.

Cautionary Note on Forward-Looking Statements

Some of the matters discussed in this report, are forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995.  These include any predictions, recommendations, assessments, analyses or outlooks for individual securities, industries, prevailing interest rates, yields, returns, economic sectors and/or securities markets and can be identified as such because the context of the statements may include words such as “will,” “should,” “believes,” “predicts,” “expects,” “anticipates,” “foresees,” “hopes” and words of similar import.  These statements involve risks and uncertainties.  In addition to the general risks described for the Fund in its current Prospectus, such as market, objective, industry, credit and interest rate risks, other factors bearing on these reports include the accuracy of the adviser’s or portfolio manager’s forecasts and predictions about particular securities, industries, markets and the general economy in making investment decisions; the appropriateness of the investment strategies designed by the adviser or portfolio manager; and the ability of the adviser or portfolio manager to implement their strategies efficiently and successfully.  Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially from anticipated performance.  The forward-looking statements included herein are made only as of the date of this Report, and North Track undertakes no obligation to update such forward-looking statements to reflect subsequent events, conditions or circumstances.

Portfolio Holdings

The Cash Reserve Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. North Track also makes available the information on Forms N-Q to shareholders without charge and upon request, by calling 1-800-826-4600.

2

NORTH TRACK FUNDS, INC.
CASH RESERVE FUND

ANNUAL REPORT COMMENTARY
OCTOBER 31, 2007

For the fiscal year ended October 31, 2007, the class X, B, C and Y shares of the North Track Cash Reserve Fund (the “Fund”) had returns of 4.51%, 3.88%, 3.88% and 4.92%, respectfully.

At October 31, 2007, the average maturity of the Fund was 61 days as compared to 56 days at the Fund’s fiscal year-end of October 31, 2006. The average maturity was longer due to the purchasing of longer securities in anticipation of Federal Open Market Committee (FOMC) rate cuts.

At the fiscal year-end of October 31, 2007, the commercial paper weighting decreased 6.5% to 56.9% from 63.4%.  The decreased commercial paper allocation was a result of an increase in corporate bond supply farther out the curve.  The Fund continues its policy of not holding any asset-backed commercial paper.  Corporate bonds increased 7.9% to 28.3% at October 31, 2007 from 20.4% at October 31, 2006.  The U.S. Agency weighting decreased to 10.3% from 12.3%.  The decrease in weighting was due to the increased weighting in corporate bonds.  Finally, at October 31, 2007, approximately 4.1% was invested in overnight time deposits for liquidity purposes.

As 2007 closes and we move into 2008, the actions of the Federal Reserve will be closely monitored.  As short-end yields decrease, we will continue to look for places to add yield and those sector’s weightings may experience corresponding changes.

Asset Allocation as of October 31, 2007 as a Percent of Net Assets

*	Includes overnight time deposits, short-term investments and net other assets.

3

NORTH TRACK FUNDS, INC.
CASH RESERVE FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

Principal		Maturity	Interest
Amount	Description	Date	Rate	Value
U.S. GOVERNMENT AGENCY SECURITIES — 10.3%

FEDERAL HOME LOAN BANK (“FHLB”)
$1,000,000	FHLB Note	06/11/08	4.750%	$998,230
1,000,000	FHLB Note	02/15/08	3.625%	995,134
2,000,000	FHLB Note	01/18/08	4.625%	1,997,265
2,000,000	FHLB Note	12/27/07	5.500%	2,000,557
2,000,000	FHLB Note	12/18/07	5.180%	2,000,251
1,400,000	FHLB Note	12/03/07	5.680%	1,400,572
1,700,000	FHLB Note	11/28/07	3.570%	1,698,541
1,000,000	FHLB Note	11/15/07	5.875%	1,000,343
1,000,000	FHLB Note	11/15/07	3.500%	999,518
	Total Federal Home Loan Bank			13,090,411

FEDERAL HOME LOAN MORTGAGE CORPORATION (“FHLMC”)
1,000,000	FHLMC Note	11/02/07	3.250%	999,955
	Total Federal Home Loan Mortgage Corporation			999,955

FEDERAL NATIONAL MORTGAGE ASSOCIATION (“FNMA”)
3,000,000	FNMA Note	07/25/08	4.000%	2,982,685
1,000,000	FNMA Note	06/15/08	5.250%	1,002,107
1,500,000	FNMA Note	04/10/08	4.870%	1,500,689
1,000,000	FNMA Note	01/28/08	3.520%	997,360
1,901,000	FNMA Note	11/05/07	3.250%	1,899,764
	Total Federal National Mortgage Association			8,382,605
	TOTAL U.S. GOVERNMENT AGENCY SECURITIES			22,472,971

CORPORATE SECURITIES — 85.2%

BONDS AND NOTES — 28.3%
3,500,000	American Express Credit Corporation Global Notes	05/16/08	3.000%	3,457,813
1,000,000	Bank of America Global Notes	08/15/08	3.250%	986,781
3,500,000	Bank of America Global Notes	01/15/08	3.875%	3,489,925
4,603,000	Bear Stearns Company Global Notes	01/31/08	4.000%	4,588,441
2,000,000	Bear Stearns Company Domestic Notes	12/15/07	6.750%	2,002,820
3,500,000	CIT Group, Inc. Global Notes	11/23/07	3.650%	3,495,628
4,000,000	Citigroup, Inc. Global Notes	02/15/08	6.500%	4,011,686
2,215,000	Citigroup, Inc. Global Notes	02/01/08	3.500%	2,205,513
3,500,000	EI du Pont Nemour Global Notes	11/15/07	3.375%	3,497,590
1,763,000	FleetBoston Financial Corporation Domestic Notes	02/15/08	3.850%	1,755,265
2,040,000	FleetBoston Financial Corporation Domestic Notes	11/30/07	4.200%	2,038,230
1,500,000	Florida Power and Light Domestic Notes	06/01/08	6.000%	1,507,067
4,050,000	FPL Group Capital, Inc. Domestic Notes	02/16/08	5.551%	4,051,464
2,500,000	General Electric Capital Corporation Global Notes	01/15/08	4.250%	2,494,165
3,500,000	IBM Corporation Global Notes	02/01/08	3.800%	3,486,415
485,000	John Deere Capital Domestic Notes	08/25/08	4.500%	482,485
410,000	JP Morgan Chase Global Notes	05/01/08	3.625%	407,598
2,000,000	JP Morgan Chase Global Notes	02/01/08	4.000%	1,992,939
1,500,000	Lehman Brothers Holding Global Notes	08/07/08	3.500%	1,478,522
4,000,000	Lehman Brothers Holding Global Notes	01/22/08	4.000%	3,987,282
1,400,000	Marshall & Ilsley Corporation Domestic Notes	08/25/08	4.500%	1,391,657
4,070,000	Marshall & Ilsley Corporation Domestic Notes	02/08/08	3.800%	4,053,169
1,359,000	Merrill Lynch Domestic Notes	10/27/08	4.831%	1,358,130
2,000,000	Merrill Lynch Domestic Notes	04/21/08	3.700%	1,984,743
1,325,000	Wells Fargo & Company Global Notes	03/10/08	4.125%	1,319,728
	Total Corporate Bonds and Notes			61,525,056
COMMERCIAL PAPER — 56.9%
2,000,000	Abbey National	12/21/07	5.020%	1,986,057
4,000,000	Abbey National	12/20/07	5.008%	3,972,737
2,000,000	American Express Credit Corporation	12/05/07	4.710%	1,991,103
2,000,000	American Express Credit Corporation	12/04/07	4.800%	1,991,200
2,000,000	American Express Credit Corporation	11/20/07	4.790%	1,994,944

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

4

NORTH TRACK FUNDS, INC.
CASH RESERVE FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2007

Principal		Maturity	Interest
Amount	Description	Date	Rate	Value
CORPORATE SECURITIES — 85.2% (Continued)

COMMERCIAL PAPER — 56.9% (Continued)
$2,500,000	American General Finance Corporation	01/07/08	4.780%	$2,477,760
2,500,000	American General Finance Corporation	01/03/08	4.740%	2,479,263
2,500,000	American General Finance Corporation	12/05/07	4.760%	2,488,761
2,500,000	American General Finance Corporation	11/21/07	4.770%	2,493,375
2,000,000	American Honda Finance Corporation	12/13/07	4.730%	1,988,963
4,000,000	American Honda Finance Corporation	11/27/07	4.688%	3,986,459
2,000,000	Cargill, Inc.	01/24/08	4.750%	1,977,833
2,500,000	Cargill, Inc.	11/08/07	4.850%	2,497,642
2,500,000	Cargill, Inc.	11/02/07	4.850%	2,499,663
2,000,000	Cargill, Inc.	11/01/07	4.880%	2,000,000
3,000,000	Chevron Texaco Corporation	11/29/07	4.730%	2,988,963
2,500,000	Chevron Texaco Corporation	11/07/07	5.000%	2,497,917
3,000,000	Chevron Texaco Corporation	11/06/07	5.000%	2,997,917
2,500,000	Danske Corporation	12/10/07	5.000%	2,486,458
2,500,000	Danske Corporation	11/05/07	5.020%	2,498,605
2,000,000	EI du Pont Nemour	11/01/07	4.720%	2,000,000
2,500,000	General Electric Capital Corporation	12/11/07	5.220%	2,485,500
2,500,000	General Electric Capital Corporation	12/06/07	4.800%	2,488,333
1,500,000	General Electric Capital Corporation	12/04/07	4.800%	1,493,400
930,000	General Electric Capital Corporation	11/08/07	4.850%	929,123
2,000,000	Harley-Davidson Funding	12/06/07	4.710%	1,990,842
3,000,000	Harley-Davidson Funding	11/30/07	4.780%	2,988,448
2,500,000	HSBC Finance Corporation	01/23/08	4.750%	2,472,621
2,000,000	HSBC Finance Corporation	12/28/07	4.600%	1,985,433
2,500,000	HSBC Finance Corporation	12/17/07	4.820%	2,484,603
2,000,000	HSBC Finance Corporation	12/13/07	4.810%	1,988,777
3,000,000	John Deere Capital	12/11/07	4.770%	2,984,100
3,000,000	John Deere Capital	11/19/07	5.100%	2,992,350
2,000,000	John Deere Capital	11/16/07	4.770%	1,996,025
935,000	JP Morgan Chase	12/11/07	4.800%	930,013
1,809,000	JP Morgan Chase	11/08/07	5.000%	1,807,241
2,000,000	LaSalle Bank	11/28/07	4.800%	1,992,800
2,500,000	Marshall & Ilsley Corporation	01/02/08	4.920%	2,478,817
2,500,000	Prudential Funding Corporation	11/05/07	4.730%	2,498,686
2,000,000	Sigma Aldrich Corporation	11/27/07	4.680%	1,993,240
2,000,000	Sigma Aldrich Corporation	11/26/07	4.840%	1,993,278
2,500,000	Sigma Aldrich Corporation	11/06/07	4.710%	2,498,365
1,488,000	Societe Generale	01/29/08	4.700%	1,470,710
2,500,000	Societe Generale	01/10/08	5.140%	2,475,014
2,000,000	Societe Generale	12/27/07	5.020%	1,984,382
2,000,000	Societe Generale	12/03/07	5.100%	1,990,933
1,000,000	Societe Generale	11/13/07	5.380%	998,206
1,000,000	Societe Generale	11/01/07	5.000%	1,000,000
2,000,000	Toyota Motor Credit Corporation	12/24/07	4.800%	1,985,867
2,500,000	Toyota Motor Credit Corporation	12/14/07	4.730%	2,485,877
2,000,000	Toyota Motor Credit Corporation	11/29/07	5.280%	1,991,786
2,000,000	Toyota Motor Credit Corporation	11/09/07	4.760%	1,997,884
2,000,000	UBS Finance (Delaware) LLC	11/02/07	5.255%	1,999,708
1,200,000	UBS Finance (Delaware) LLC	11/07/07	5.400%	1,198,920
1,000,000	UBS Finance (Delaware) LLC	11/14/07	5.325%	998,077
1,000,000	UBS Finance (Delaware) LLC	12/14/07	5.450%	993,490
2,500,000	Wells Fargo Finance	11/20/07	4.780%	2,493,693
	Total Commercial Paper			123,832,162
	TOTAL CORPORATE SECURITIES			185,357,218

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

5

NORTH TRACK FUNDS, INC.
CASH RESERVE FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2007

Principal		Maturity	Interest
Amount	Description	Date	Rate	Value
SHORT TERM SECURITIES — 4.1%

MONEY MARKET — 1.7%
$3,722,011	Aim Liquid Assets Cash Management			$3,722,011
813	Highmark Diversified Money Market Fund, Fiduciary Shares			813
	Total Money Market			3,722,824

EURO DOLLAR TIME DEPOSIT — 2.4%
5,238,000	M&T Bank of New York Grand Cayman Branch	11/01/07	4.625%	5,238,000
	TOTAL SHORT TERM SECURITIES			8,960,824
TOTAL INVESTMENTS, AT AMORTIZED COST — 99.6%				216,791,013
OTHER ASSETS, LESS LIABILITIES — 0.4%				777,714
NET ASSETS — 100.0%				$217,568,727

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

6

NORTH TRACK FUNDS, INC.
CASH RESERVE FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2007

Assets:
Investments in securities, at amortized cost and value:
U.S. government agency investments	$22,472,971
Corporate investments	185,357,218
Short-term investments	8,960,824
Total investments (see Schedule of Investments)	216,791,013
Receivables:
Capital shares sold	90,499
Interest	1,077,910
Total receivables	1,168,409
Other assets	35,055
Total assets	$217,994,477
Liabilities:
Payables:
Capital shares redeemed	$104,071
Dividends payable (Retail Class X)	206
Dividends payable (Retail Class B)	418
Dividends payable (Institutional Class Y)	145,592
Management fees	39,981
Administration fees	28,484
Distribution and shareholder servicing fees	62,857
Accrued expenses	44,141
Total liabilities	425,750
Net assets:	$217,568,727
Net assets consist of:
Capital stock	$217,592,025
Undistributed net investment income	21,568
Accumulated net realized loss	(44,866)
Net assets	$217,568,727
RETAIL CLASS X
Net assets (in 000’s)	$178,292
Shares issued and outstanding (in 000’s)	178,308
Net asset value and redemption price per share	$1.00
RETAIL CLASS B
Net assets (in 000’s)	$1,410
Shares issued and outstanding (in 000’s)	1,409
Net asset value and redemption price per share	$1.00
RETAIL CLASS C
Net assets (in 000’s)	$1,651
Shares issued and outstanding (in 000’s)	1,651
Net asset value and redemption price per share	$1.00
INSTITUTIONAL CLASS Y
Net assets (in 000’s)	$36,216
Shares issued and outstanding (in 000’s)	36,226
Net asset value and redemption price per share	$1.00

The accompanying notes to financial statements are an integral part of these statements.

7

NORTH TRACK FUNDS, INC.
CASH RESERVE FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2007

Investment income:
Interest	$11,739,412
Total investment income	11,739,412

Expenses:
Investment advisory fees	444,552
Administration fees	322,074
Custodian fees	23,594
Transfer agent fees	14,275
Accounting fees	95,147
Distribution and shareholder servicing fees
Retail Class X	643,601
Retail Class B	14,716
Retail Class C	9,939
Audit and tax fees	28,457
Legal fees	9,539
Registration fees	35,137
Communication	35,144
Director fees	22,355
Miscellaneous expenses	23,722
Total expenses	1,722,252
Net expenses	1,722,252
Net investment income	10,017,160
Net realized loss on investments	(2,304)
Net increase in net assets resulting from operations	$10,014,856

The accompanying notes to financial statements are an integral part of these statements.
8

NORTH TRACK FUNDS, INC.
CASH RESERVE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	year ended	year ended
	October 31,	October 31,
	2007	2006
Operations:
Net investment income	$10,017,160	$6,948,902
Net realized loss from investments	(2,304)	(4,670)
Net increase in net assets resulting from operations	10,014,856	6,944,232
Distributions to shareholders:
Investment income:
Class X Shares	(7,256,676)	(5,076,199)
Class B Shares	(56,113)	(52,220)
Class C Shares	(37,728)	(16,166)
Class Y Shares	(2,666,477)	(1,804,231)
Total distributions	(10,016,994)	(6,948,816)
Capital share transactions:
Proceeds from shares issued	541,706,406	543,225,927
Net asset value of shares issued in distributions	7,771,382	5,341,739
Cost of shares redeemed	(523,718,888)	(513,988,183)
Net increase in net assets from capital share transactions	25,758,900	34,579,483
Total increase in net assets	25,756,762	34,574,899
Net assets:
Balance at beginning of period	191,811,965	157,237,066
Balance at end of period	$217,568,727	$191,811,965
Undistributed net investment income at end of period	$21,568	$21,396

The accompanying notes to financial statements are an integral part of this statement.

9

NORTH TRACK FUNDS, INC.
CASH RESERVE FUND

FINANCIAL HIGHLIGHTS

The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

				Net Realized				Dividends		Distributions from
		Net		and Unrealized		Total from		from Net		Net Realized
	Net Asset Value,	Investment		Gains (Losses)		Investment		Investment		Capital Gains
	Beginning of Period	Income		on Investments		Operations		Income		on Investments
Class X Shares
For the year ended October 31, 2007	$1.00	.04		(.00	)(e)	.04			(.04)	—
For the year ended October 31, 2006	$1.00	.04		(.00	)(e)	.04			(.04)	—
For the year ended October 31, 2005	$1.00	.02		(.00	)(e)	.02			(.02)	—
For the ten months ended October 31, 2004	$1.00	.00	(e)	(.00	)(e)	.00	(e)		.00 (e)	—
For the year ended December 31, 2003	$1.00	.00	(e)	—		.00	(e)		.00 (e)	—
For the year ended December 31, 2002	$1.00	.01		—		.01			(.01)	—

Class B Shares
For the year ended October 31, 2007	$1.00	.04		(.00	)(e)	.04			(.04)	—
For the year ended October 31, 2006	$1.00	.03		(.00	)(e)	.03			(.03)	—
For the year ended October 31, 2005	$1.00	.01		(.00	)(e)	.01			(.01)	—
For the ten months ended October 31, 2004	$1.00	.00	(e)	(.00	)(e)	.00	(e)	(.00	)(e)	—
For the year ended December 31, 2003	$1.00	.00	(e)	—		.00	(e)		.00 (e)	—
For the year ended December 31, 2002	$1.00	.01		—		.01			(.01)	—

Class C Shares
For the year ended October 31, 2007	$1.00	.04		(.00	)(e)	.04			(.04)	—
For the year ended October 31, 2006	$1.00	.03		(.00	)(e)	.03			(.03)	—
For the year ended October 31, 2005	$1.00	.01		(.00	)(e)	.01			(.01)	—
For the ten months ended October 31, 2004	$1.00	.00	(e)	(.00	)(e)	.00	(e)		.00 (e)	—
For the period from May 1, 2003 (commencement
of operations) through December 31, 2003	$1.00	.00	(e)	—		.00	(e)		.00 (e)	—

Class Y Shares
For the year ended October 31, 2007	$1.00	.05		(.00	)(e)	.05			(.05)	—
For the year ended October 31, 2006	$1.00	.04		(.00	)(e)	.04			(.04)	—
For the year ended October 31, 2005	$1.00	.02		(.00	)(e)	.02			(.02)	—
For the ten months ended October 31, 2004	$1.00	.01		(.00	)(e)	.01			(.01)	—
For the year ended December 31, 2003	$1.00	.01		—		.01			(.01)	—
For the year ended December 31, 2002	$1.00	.01		—		.01			(.01)	—
(a)	Excludes sales charge.
(b)	Annualized.
(c)	Not annualized.
(d)	After expense reimbursement from the Advisor, where applicable.
(e)	Number rounds to less than one cent.

10

NORTH TRACK FUNDS, INC.
CASH RESERVE FUND

FINANCIAL HIGHLIGHTS (Continued)

						Ratio of		Ratio of Net
Distributions					Ratio of	Net Investment	Ratio of	Investment Income
in Excess of		Net Asset		Net Assets,	Net Expenses	Income (Loss)	Expenses (prior to	(Loss) (prior to
Net Realized	Total	Value, End		End of Period	to Average	to Average	reimbursements) to	reimbursements) to
Capital Gains	Distributions	of Period	Total Return(a)	(000s)	Net Assets(d)	Net Assets(d)	Average Net Assets	Average Net Assets

—		(.04)	$1.00	4.51%		178,292	.87%		4.42%		.87%			4.42%
—		(.04)	$1.00	3.92%		144,550	.92%		3.86%		.92%			3.86%
—		(.02)	$1.00	1.94%		123,283	.94%		1.92%		.94%			1.92%
—	(.00	)(e)	$1.00	.30	%(c)	134,216	.94	%(b)	.35	%(b)	.94	%(b)	.35	%(b)
—	(.00	)(e)	$1.00	.34%		142,541	.90%		.34%		.90%			.34%
—		(.01)	$1.00	1.09%		136,663	.92%		1.06%		.92%			1.06%

—		(.04)	$1.00	3.88%		1,410	1.48%		3.81%		1.48%			3.81%
—		(.03)	$1.00	3.29%		1,556	1.53%		3.23%		1.53%			3.23%
—		(.01)	$1.00	1.32%		1,857	1.56%		1.22%		1.56%			1.22%
—	(.00	)(e)	$1.00	.09	%(c)	3,306	1.18	%(b)	.11	%(b)	1.56	%(b)	(.27	%)(b)
—	(.00	)(e)	$1.00	.10%		3,974	1.16%		.10%		1.53%			(.27%)
—		(.01)	$1.00	.47%		7,521	1.52%		.45%		1.54%			.43%

—		(.04)	$1.00	3.88%		1,651	1.46%		3.80%		1.46%			3.80%
—		(.03)	$1.00	3.28%		521	1.54%		3.26%		1.54%			3.26%
—		(.01)	$1.00	1.32%		486	1.55%		1.38%		1.55%			1.38%
—	(.00	)(e)	$1.00	.09	%(c)	138	1.15	%(b)	.11	%(b)	1.56	%(b)	(.30	%)(b)

—	(.00	)(e)	$1.00	.08	%(c)	129	1.01	%(b)	.10	%(b)	1.15	%(b)	(.40	%)(b)

—		(.05)	$1.00	4.92%		36,216	.48%		4.82%		.48%			4.82%
—		(.04)	$1.00	4.32%		45,185	.53%		4.28%		.53%			4.28%
—		(.02)	$1.00	2.34%		31,611	.56%		2.31%		.56%			2.31%
—		(.01)	$1.00	.62	%(c)	44,672	.56	%(b)	.76	%(b)	.56	%(b)	.76	%(b)
—		(.01)	$1.00	.72%		33,617	.53%		.73%		.53%			.73%
—		(.01)	$1.00	1.49%		55,321	.54%		1.43%		.54%			1.43%

The accompanying notes to financial statements are an integral part of these statements.

11

NORTH TRACK FUNDS, INC.
CASH RESERVE FUND

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

1.	Significant Accounting Policies —

North Track Funds, Inc. (“North Track”), registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, currently offers ten mutual fund series: Cash Reserve Fund, Large Cap Equity Fund (commenced operations on May 1, 2007), Equity Income Fund (formerly Dow Jones Equity Income 100 Plus Fund), Geneva Growth Fund, NYSE Arca Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Strategic Allocation Fund, S&P 100 Index Fund and Wisconsin Tax-Exempt Fund (collectively the “Funds”).  This report presents information only for the Cash Reserve Fund (the “Fund”). Information regarding the other Funds is presented in a separate report. The assets and liabilities of the Funds are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares.

The following is a summary of the significant accounting policies of the Fund:

a)	Valuation of Investments

Money market investments are valued at amortized cost, which the Board of Directors has determined in good faith constitutes fair value. The Fund’s use of amortized cost is subject to the Fund’s compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

b)	Security Transactions

Security transactions are recorded on a trade date basis. Interest income is recognized on an accrual basis.  Discounts (including both original and market discounts) and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method.

c)	Federal Income Taxes

Provision has not been made for Federal income taxes because the Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code and intends to distribute all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for Federal income or excise taxes is necessary.

As of October 31, 2007, the Fund had a capital loss carryforward of $44,866 which consists of $11,600 that expires in 2012, $25,428 that expires in 2013, $5,534 that expires in 2014 and $2,304 that expires in 2015 and is available to offset future realized capital gains and thereby reduce future capital gain distributions.

The character of distributions made during the year from net investment income or net realized gains for financial reporting purposes may differ from their characterization for Federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.  At October 31, 2007, the components of distributable earnings on a tax basis included $146,382 of ordinary income. In 2007, the tax character of distributions included $10,036,398 of ordinary income.

There is no difference between cost basis of investments for financial reporting and Federal income tax purposes.

d)	Expense Allocation

Expenses associated with a specific Fund are accrued to that Fund.  Common expenses are allocated between the Funds based upon the ratio of the net assets of the Funds, or other equitable means.  Expenses directly attributed to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

e)	Distributions to Shareholders

Dividends from net investment income of the Fund are declared daily and paid monthly.  Generally, payment is made or reinvestment is credited to shareholders as of the last business day of the month. There is no difference between unrealized appreciation (depreciation) for financial reporting and tax purposes.  Net realized capital gains, if any, are distributed at least annually.  Any short-term capital gains are included in ordinary income for tax purposes.

f)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g)	New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Fund would report an income tax expense in the statement of operations. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48, and the impact of this standard on the Fund’s financial statements has not yet been determined.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements.” The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied.  At this time, management is evaluating the implications of FASB 157, and the impact of this standard on the Fund’s financial statements, if any, has not yet been determined.

2.	Investment Advisory Agreement and Other Transactions with Related Parties —

North Track has entered into an Investment Advisory Agreement with Ziegler Capital Management, LLC (“ZCM”) (with whom certain officers and directors of North Track are affiliated) to serve as the investment advisor for the Fund.  ZCM is a wholly owned subsidiary of The Ziegler Companies, Inc. Under the Investment Advisory Agreement, the Fund pays ZCM a monthly fee at an annual rate of .20% of the average daily net assets of the Fund.

North Track has an Administrative Services Agreement with B.C. Ziegler and Company (“BCZ”) (with whom certain officers and directors of North Track and ZCM are affiliated), to provide general office facilities and supervise the overall administration of the Fund.  BCZ is also a wholly owned subsidiary of The Ziegler Companies, Inc.  For these services, the Fund pays BCZ a monthly fee at an annual rate of .15% of the first $200 million of the Fund’s average daily net assets and .10% of the Fund’s average daily net assets over $200 million.

12

NORTH TRACK FUNDS, INC.
CASH RESERVE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
OCTOBER 31, 2007

North Track also has an Accounting and Pricing Agreement with BCZ to provide fund accounting and pricing services to the Fund.  Under the Accounting and Pricing Agreement, the Fund pays BCZ a monthly fee based on a $13,000 annual base fee plus .05% annually of the first $100 million of average daily net assets, .03% of the next $100 million of average daily net assets, and .01% of the next $300 million of average daily net assets.  There is no additional charge for assets in excess of $500 million.

The fees for the above mentioned services are reflected in the Statement of Operations.  Other expenses included in the Statement of Operations include $7,583 which is the Fund’s portion of compliance related costs.

North Track has adopted a 12b-1 Distribution Plan (the “Plan”) pursuant to the 1940 Act and has entered into a Distribution Agreement with BCZ.  Under the Plan, the Fund pays a fee of .15% of average daily net assets of Class X shares and 1.00% of the average daily net assets of Class B and Class C shares as compensation for services provided and expenses incurred by BCZ, including amounts paid to brokers or dealers as compensation for sales support and distribution activities.  There are no 12b-1 fees for Class Y shares.  Fees incurred under the Plan during the  year ended October 31, 2007 are reflected in the Statement of Operations.

3.	Line of Credit —

North Track has an available line of credit of $15,000,000. However, the Fund’s borrowings, by investment restriction, cannot exceed 10% of the total assets of the Fund. Interest expense incurred in connection with such borrowings was not material during the year. Borrowings under this arrangement bear interest approximating the then current prime rate.  North Track pays a commitment fee of 30 basis points per annum on the unused portion of the line.  The Fund’s policies allow borrowings for temporary or emergency purposes.  The average rate on outstanding borrowings was 7.73% for the year ended October 31, 2007.  The Fund had no outstanding borrowings at October 31, 2007.  Total available capacity under the North Track line of credit was $14,799,939 at October 31, 2007.

4.	Securities Lending —

The Fund may lend securities from time to time in order to earn additional income.  The Fund receives initial collateral in the form of cash or U.S. Treasury obligations against the loaned securities of at least 102% and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan.  The Fund also continues to receive interest or dividends on the securities loaned.  The cash collateral is invested in cash equivalents authorized by the Fund.  The cash equivalents are limited to securities issued by or fully guaranteed by the U.S. Government; securities issued by agencies or enterprises of the U.S. Government and securities meeting pre-established rating criteria.  Invested collateral must also meet maturity requirements.  The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.  Gain or loss in the fair value of the securities loaned that may occur during the term of the loan is attributed to the Fund.  As with other extensions of credit, there is a risk of delay in recovering a loaned security if the borrower defaults. Securities lending will only be done with parties that North Track deems creditworthy.  At October 31, 2007, the Fund did not have any securities on loan.

5.	Capital Share Transactions —

(a)
North Track has authorized common stock of 10 billion shares with a par value of $.001 per share. Its shares are currently divided into ten mutual fund series as described in Note 1.  The authorized shares of common stock may be allocated to any of the existing Funds or to new funds as determined by the Board of Directors. The shares of the Funds have equal rights and privileges with all other shares of the Funds.  The Fund has designated four classes of shares: Class X (Retail Shares); Class B (CDSC, as defined below, Retail Shares); Class C (CDSC, as defined below, Retail Shares); and Class Y (Institutional Shares).

(b)	Capital share activity, in thousands, for the years ended October 31, 2006 and 2007 was as follows:

	Class X	Class B	Class C	Class Y
SHARES OUTSTANDING
AT OCTOBER 31, 2005	123,295	1,855	487	31,618
Shares issued	214,429	1,161	383	327,252
Shares reinvested	5,065	48	16	213
Shares redeemed	(198,223)	(1,509)	(365)	(313,890)

SHARES OUTSTANDING
AT OCTOBER 31, 2006	144,566	1,555	521	45,193
Shares issued	268,992	621	2,223	269,869
Shares reinvested	7,250	51	37	434
Shares redeemed	(242,500)	(818)	(1,130)	(279,270)

SHARES OUTSTANDING
AT OCTOBER 31, 2007	178,308	1,409	1,651	36,226

(c)
A contingent deferred sales charge (“CDSC”) is imposed on redemptions made in Class B shares.  The CDSC varies depending on the number of years from purchase of Class B shares until the redemption.  Class B shares convert to Class X shares after eight years.

Year Since Purchase	CDSC %
One year or less	5%
More than 1 year, but less than 3 years	4%
3 years, but less than 4 years	3%
4 years, but less than 5 years	2%
5 years, but less than 6 years	1%
Over 6 years	None

(d)	A CDSC of 1.00% is imposed on Class C share redemptions made within 18 months from the date of purchase.

13

NORTH TRACK FUNDS, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of North Track Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cash Reserve Fund (the “Fund”) (one of the portfolios constituting North Track Funds, Inc. (“North Track”)), as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in the period then ended. These financial statements and financial highlights are the responsibility of North Track’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. North Track is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of North Track’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cash Reserve Fund of North Track Funds, Inc. as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, WI
December 21, 2007

14

NORTH TRACK FUNDS, INC.

DIRECTORS AND OFFICERS

The directors and officers of North Track Funds, Inc. are listed below, together with their principal occupations during the past five years.  The current Statement of Additional Information for the Funds contains additional information about the directors and officers and is available, without charge, upon request by calling North Track toll free at 1-800-826-4600.

				Number of	Other
		Term of		North Track	Directorships/
	Position(s)	Office and		Funds	Trusteeships
Name, Address	Held with	Length of	Principal Occupation(s)	Overseen	Held by
and Date of Birth	North Track	Time Served[1]	During Past Five Years	by Director	Director[2]

Independent Directors:
Marcia L. Wallace	Director	Since 2001	Retired; Senior Vice President in Global Trust Services and Institutional	10	Ziegler Exchange
200 S. Wacker Drive			Custody, First Chicago NBD/Bank One from 1985 to 1999.		Traded Trust
Suite 2000
Chicago, IL 60606
Birthdate: 12-2-47

James G. DeJong	Director	Since 2001	President and Managing Shareholder, O’Neil, Cannon, Hollman &	10	Ziegler Exchange
200 S. Wacker Drive			DeJong S.C. (law firm) since 1987.		Traded Trust
Suite 2000
Chicago, IL 60606
Birthdate: 10-18-51

Brian J. Girvan	Director	Since 2003	Partner, Ascent Venture Management, Inc. since August 2003; Chief	10	Ziegler Exchange
200 S. Wacker Drive			Operating Officer and Chief Financial Officer, Argo Global Capital, LLC		Traded Trust
Suite 2000			(venture capital company) from 2001 to 2003; Senior Vice President
Chicago, IL 60606			and Division Executive, Fidelity Investments from 1999 to 2001; Senior
Birthdate: 10-20-55			Vice President and Group CFO, Fidelity Investments from 1998 to 1999.

Cornelia Boyle	Director	Since 2003	Currently Retired; Executive Vice President and Chief Operations	10	Ziegler Exchange
200 S. Wacker Drive			Officer, AIG SunAmerica Retirement Markets, Inc., from 2000 to		Traded Trust
Suite 2000			2003; and Executive Vice President, Fidelity Investments from 1996
Chicago, IL 60606			to 2000.
Birthdate: 09-23-53

Interested Director and Officers:
John J. Mulherin[3]	Director	Since 2003	Chief Executive Officer, The Ziegler Companies, Inc. since February	10	Ziegler Exchange
200 S. Wacker Drive			2000.		Traded Trust
Suite 2000
Chicago, IL 60606
Birthdate: 05-18-51

Brian K. Andrew	President	Since 2006	President and Director, Ziegler Capital Management, LLC since 2006;	N/A	N/A
200 S. Wacker Drive			President, Ziegler Exchange Traded Trust since 2006; Senior Managing
Suite 2000			Director, The Ziegler Companies, Inc. since 2000; Chief Investment
Chicago, IL 60606			Officer, The Ziegler Companies, Inc. from 2000 to 2006.
Birthdate: 10-31-62

Todd A. Krause	Chief	Since 2007	Director and Chief Financial Officer, Ziegler Capital Management, LLC	N/A	N/A
200 S. Wacker Drive	Financial		since 2007; Chief Financial Officer and Treasurer, Ziegler Exchange Traded
Suite 2000	Officer and		Trust since 2007; First Vice President of LaSalle Fund Services, ABN Amro
Chicago, IL 60606	Treasurer		LaSalle Bank NA from June 2006 to December 2007; Chief Financial
Birthdate: 02-20-63			Officer and Manager of Fund Operations, Trident Financial Services, LLC
from 2002 to 2006; Chief Financial Officer and Manager of Operations,
Anchor Asset Management, LLC from 2001 to 2002.

Benjamin H. DeBerry	Secretary	Since 2007	Senior Managing Director and General Counsel, The Ziegler Companies,	N/A	N/A
200 S. Wacker Drive			Inc. since 2007; Secretary, Ziegler Exchange Traded Trust since 2007;
Suite 2000			Senior Counsel of the Networks and Enterprise Business, Motorola, Inc.
Chicago, IL 60606			from 2005 to 2007; Associate, Wildman, Harold, Allen & Dixon LLP from
Birthdate: 04-29-71			2004 to 2005; Associate, Chapman and Cutler LLP from 2002 to 2004.

Angelique A. David	Assistant	Since 2007	Vice President and Assistant General Counsel, The Ziegler Companies,	N/A	N/A
200 S. Wacker Drive	Secretary		Inc. since 2007; Assistant Secretary, Ziegler Exchange Traded Trust since
Suite 2000			2007; Associate, Locke, Lord, Bissel & Liddell LLP from 2002 to 2007.
Chicago, IL 60606
Birthdate: 07-26-77

15

NORTH TRACK FUNDS, INC.

DIRECTORS AND OFFICERS (Continued)

				Number of	Other
		Term of		North Track	Directorships/
	Position(s)	Office and		Funds	Trusteeships
Name, Address	Held with	Length of	Principal Occupation(s)	Overseen	Held by
and Date of Birth	North Track	Time Served[1]	During Past Five Years	by Director	Director[2]

Elizabeth A. Watkins	Chief	Since 2007	Senior Managing Director and Chief Compliance Officer, The Ziegler	N/A	N/A
200 S. Wacker Drive	Compliance		Companies, Inc. since July 2007; Chief Compliance Officer, Ziegler
Suite 2000,	Officer		Exchange Traded Trust since 2007; Managing Director and Chief
Chicago, IL 60606			Compliance Officer, The Ziegler Companies, Inc. from June 2006 to
Birthdate: 01-29-68			July 2007; Vice President and Chief Compliance Officer, The Ziegler
Companies, Inc. from November 2003 to June 2006; Compliance
Consultant, Northwestern Mutual Insurance Services from 2002 to
2003; Vice President of Brokerage Services, Oberweis Securities, Inc.
from 1999 to 2002.

1
Officers of North Track serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of North Track serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the 1940 Act.

2
Only includes directorships held in a company with a class of securities registered pursuant to Section 12 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.

3	Mr. Mulherin is considered to be an “interested person” (as defined in the 1940 Act) of North Track because he is Chief Executive Officer of The Ziegler Companies, Inc.

16

EXPENSE INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the North Track Cash Reserve Fund you incur two types of costs: (1) transaction costs, including deferred sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

Actual Expenses

For each Fund class, the first line of the table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads or redemption fees). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Cash Reserve Fund
	Beginning Account	Ending Account	Expenses Paid During
	Value 5/1/07	Value 10/31/07	Period 5/1/07-10/31/07*
Class X
Actual	$1,000.00	$1,022.40	$4.33
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33

Class B
Actual	$1,000.00	$1,019.30	$7.43
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.43

Class C
Actual	$1,000.00	$1,019.30	$7.43
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.43

Class Y
Actual	$1,000.00	$1,024.40	$2.35
Hypothetical (5% return before expenses)	$1,000.00	$1,022.89	$2.35

*
Expenses are equal to the annualized expense ratio for each class (X: .85%; B: 1.46%; C: 1.46%; Y: .46%), multiplied by the average account value over the period, multiplied by 184/365, to reflect the one-half year period.

17

MATTERS SUBMITTED TO SHAREHOLDER VOTE

On April 30, 2007, a Special Meeting of Shareholders for the North Track Cash Reserve Fund was held to consider the proposal described below.  The proposal for the North Track Cash Reserve Fund was approved at this Meeting.  A description of the proposal and number of shares voted were as follows:

Proposal: A new investment advisory agreement with Ziegler Capital Management, LLC.

	Shares Eligible	Shares Represented
	to Vote*	at Meeting	Shares Voted For	Shares Voted Against	Abstentions
Cash Reserve Fund	225,074,863	154,396,411	131,907,409	1,688,811	20,800,189

*	Shares eligible to vote were determined as of the close of business on March 5, 2007 (the “Record Date”).

18

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 (the “Act”) requires that the North Track Funds, Inc.’s investment advisory agreement (“Advisory Agreement”) be approved annually by a vote of a majority of the Board of Directors of North Track Funds, Inc. (the “Funds”), including a majority of the Directors who are not parties to the Advisory Agreements or “interested persons” of the Funds as that term is defined in the Act (the “Independent Directors”).  At its meeting on October 5, 2007, the Board of Directors of the Funds, including all of the Independent Directors, voted unanimously to renew the existing Advisory Agreement between the Funds and Ziegler Capital Management, LLC (the “Advisor”) for the Cash Reserve Fund (the “Fund”).

The Board’s approval was based on its consideration and evaluation of a variety of factors, including:  (1) the nature, extent and quality of the services provided by the Advisor; (2) the performance of the Fund in comparison to its benchmark index and a peer group of mutual funds; (3) the management fees and total operating expenses of the Fund, including comparative information with respect to a peer group of mutual funds; (4) the extent to which economies of scale may be realized as the Fund grows; and (5) whether fee levels reflect any potential economies of scale for the benefit of shareholders.

In connection with the renewal process, the Contracts Committee of the Board, consisting of each of the Independent Directors, met on October 4, 2007, and the full Board met on October 5, 2007, to consider information relevant to the renewal process.  The Contracts Committee and the full Board are referred to collectively as the “Board” in this section.

The Independent Directors retained the services of Management Practice, Inc. (“MPI”) as a consultant to assist them in the compilation and organization of relevant information in connection with the contract review process.  The report provided by MPI included an overview of the Fund, its investment performance, portfolio operations, shareholder service quality, expense components, advisor profitability and economies of scale. The additional information reviewed by the Directors included a statistical comparison of the advisory fees, total operating expenses, and performance of the Fund to a peer group of comparable mutual funds; information prepared by Fund management as to Advisor profitability, trading practices, shareholder service quality, investment performance and fees; the contractual fees charged pursuant to the Advisory Agreement; fee breakpoints; and information regarding the types of services furnished to the Fund, the personnel providing the services, and resources of the Advisor. The Independent Directors also received a separate analysis of the Advisor’s profitability prepared by MPI.

In addition, in connection with each of its regular quarterly meetings during the year, the Board received extensive information on the performance of the Fund, including absolute performance and relative performance in comparison to the yield on 90-day United States Treasury Bills.

The Contracts Committee also received and reviewed extensive information from the Advisor with respect to its organization, investment philosophy, portfolio manager and other personnel, and facilities, as well as a copy of  the Advisor’s Form ADV filing with the SEC.

Throughout the process, the Independent Directors were represented by their independent counsel and also utilized the services of Fund counsel, including a memorandum from Fund counsel summarizing their responsibilities under the Act in reviewing and approving the Advisory Agreement.

Nature, Extent, and Quality of Services Provided by the Advisor

At each of the Board’s regular quarterly meetings during 2007, management presented information describing the services furnished to the Fund by the Advisor and reported on the investment management, portfolio approved list of investment securities, and Fund compliance with applicable investment restrictions and limitations.  The Board considered biographical information for the portfolio manager, other relevant management personnel, and the history, organization, resources, and regulatory history of the Advisor.  The Board concluded that the Advisor was well qualified; provided services comparable to those provided by advisors generally to similar mutual funds; that the nature and extent of services provided by the Advisor were appropriate for the investment objectives and programs of the Fund; that the quality of services was acceptable; and that the Advisor has appropriate and sufficient knowledge and experience to manage the Fund.

Performance of the Fund

The Board received reports at each of its quarterly meetings from the Advisor’s Chief Investment Officer, including a report on the Fund’s investment performance and its relative performance to the yield on 90-day United States Treasury Bills.  In connection with the annual contract renewal process, the Board also reviewed performance information for the Fund in relationship to a fund comparison group provided by Lipper for each class of the Fund’s shares.  The Board reviewed performance of the Fund over 1, 3, 5, and 10 year periods.  The Fund’s performance was below that of other funds in its Lipper comparison groups, with differences ranging from 16 to 22 basis points over a three year period for the Retail and Institutional classes of shares respectively.  Management has attributed the performance to the generally more conservative nature of the securities owned by the Fund, its relatively smaller size in comparison to other money market funds, and, with respect to the retail class, a smaller average shareholder account size.  The Board concluded that the Fund’s investment performance was reasonable in light of the Fund’s investment style and other characteristics.

Cost of Services and Profitability to the Advisor

The Board considered that the Fund’s contractual advisory fee was below the median of other funds in its Lipper comparison group for each class of shares. The Board concluded that the advisory fee was reasonable in light of the services provided.  With respect to profitability, the Independent Directors had the benefit of a separate analysis prepared by MPI.  The analysis indicated that the profitability to the Advisor of the Fund’s advisory contract was reasonable.

Economies of Scale

The Board considered whether economies of scale might be realized as the Fund’s assets increase.  The Board concluded that, at current asset levels, any economies of scale that may result from increased Fund assets are shared reasonably for the benefit of investors.

19

(This Page Intentionally Left Blank.)

North Track Funds, Inc.
1-800-826-4600
200 S. Wacker Drive
Suite 2000
Chicago, Illinois 60606

Investment Advisor
Ziegler Capital Management, LLC
200 S. Wacker Drive
Suite 2000
Chicago, Illinois 60606

Officers and Directors
Marcia L. Wallace, Director
James G. DeJong, Director
Brian J. Girvan, Director
Cornelia Boyle, Director
John J. Mulherin, Director
Brian K. Andrew, President
Elizabeth A. Watkins, Chief Compliance Officer
Todd A. Krause, Chief Financial Officer and Treasurer
Benjamin H. DeBerry, Secretary
Angelique A. David, Assistant Secretary

Distributor
B.C. Ziegler and Company
200 S. Wacker Drive
Suite 2000
Chicago, Illinois 60606

Accounting/Pricing Agent
B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

Transfer and Dividend Disbursing Agent
PFPC Inc.
101 Sabin Street
Pawtucket, Rhode Island 02860

Custodian
Union Bank of California
350 California Street
San Francisco, California 94104

Counsel
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

200 South Wacker Drive | Suite 2000 | Chicago, IL 60606

ANNUAL REPORT

Shareholder Information
800 826 4600
www.northtrackfunds.com

This report was prepared for the
information of shareholders of
North Track Funds, Inc., and may not be
used in connection with the offering of securities unless preceded or accompanied by a current Prospectus.

A05 NT178-1207

Item 2.  Code of Ethics.

As of the end of the period covered by this report on Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR) that applies to the Registrant's principal executive officer, principal financial officer and principal accounting officer.  The Registrant’s Code of Ethics (as defined in Item 2(b) of Form N-CSR) and any amendments or waivers thereto are available on the Registrant’s website at www.northtrackfunds.com.

Item 3.  Audit Committee Financial Expert.

The Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  Brian J. Girvan, a director of the Registrant, has been determined to be an audit committee expert, and he is "independent" within the meaning of Item 3(a)(2) of Form N-CSR.  Mr. Girvan is currently a partner with Ascent Venture Management, Inc., a venture capital firm.  From January 2001 to July 2003, he was Chief Operating Officer and Chief Financial Officer of Argo Global Capital, LLC (a venture capital firm).  In such capacities, Mr. Girvan managed the firm's finances and supervised the preparation of financial statements.  Previously, he had served in various official capacities for Fidelity Investments where he had overall responsibility for financial controls and supervised the preparation of division budgets, business plans and financial statements.  Mr. Girvan also served as Senior Vice President, Chief Financial Officer and Treasurer for PIMCO Advisors (and its predecessors), where he made filings of financial statements and was a fund treasurer.  Mr. Girvan received a B.B.A. in Accounting from Manhattan College and is a CPA.

Item 4.  Principal Accountant Fees and Services.

The following table sets forth information as to the fees for audit, audit-related, tax and other services and products provided to the Registrant by Deloitte & Touche LLP, the Registrant's principal accountant, for each of the last two fiscal years.

	Fiscal Year Ended October 31,
	2006	2007
Audit Fees(1)	$195,500	$199,400
Audit-Related Fees(2)	$ 0	$ 0
Tax Fees(3)	$ 22,600	$ 45,800
All Other Fees(4)	$ 0	$ 0
TOTAL	$218,100	$245,200

(1)
This category relates to professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)
This category relates to assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under "Audit Fees" above.

(3)
This category relates to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.  In 2006 and 2007, the tax services provided by Registrant's principal accountant specifically related to assistance in the preparation of income and excise tax returns, determination of capital gains, dividends and interest income and the distribution thereof, wash sale testing and tax analysis and advice.

(4)	This category relates to products and services provided by the principal accountant other than those reported under "Audit Fees," "Audit-Related Fees," and "Tax Fees" above.

Deloitte & Touche LLP did not bill any amounts over the last two fiscal years for services or products provided to Ziegler Capital Management, LLC ("Ziegler"), the Registrant's investment advisor, or any entity controlling, controlled by or under common control with Ziegler that provides ongoing services for the Registrant, other than $7,800 and $8,200 billed to Ziegler in each of fiscal years 2006 and 2007, respectively, for agreed upon procedures related to a review of certain reports prepared by Ziegler in connection with purchases and sales of Class B shares of the mutual fund series of the Registrant.  The Registrant's audit committee determined that the provision by Deloitte & Touche LLP of such non-audit services to Ziegler is compatible with maintaining the independence of such accounting firm relative to the Registrant.

The audit committee of the Registrant's Board of Directors has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the Registrant.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this Registrant because it is not a "listed issuer" within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.  Schedule of Investments.

The required Schedule of Investments in securities of unaffiliated issuers is included as part of the Registrant’s Annual Report to shareholders dated as of October 31, 2007 provided under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 9.  Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors.

Item 11.  Controls and Procedures.

(a)           Disclosure Controls and Procedures.  The Registrant's management, with the participation of its principal executive and principal financial officers, has evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of the report on Form N-CSR.  Based on such evaluation, the Registrant's principal executive and financial officers have concluded that the design and operation of the Registrant's disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)           Changes in Internal Control Over Financial Reporting.  There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.  Exhibits.

The following exhibits are attached to this Form N-CSR:

Exhibit No.	Description of Exhibit

12(a)(1)
The Code of Ethics for the Registrant's Principal Executive, Financial and Accounting Officers referred to in Item 2 was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on January 5, 2005, and is incorporated herein by reference.

12(a)(2)-1	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(a)(2)-2	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 3rd day of January, 2008.

NORTH TRACK FUNDS, INC.

By:  /s/ Brian K. Andrew
Brian K. Andrew, President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 3rd day of January, 2008.

By:           /s/ Brian K. Andrew
Brian K. Andrew, President (Principal Executive Officer)

By:           /s/ Todd A. Krause
Todd A. Krause, Chief Financial Officer and Treasurer
(Principal Financial Officer)